SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                      FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             Date of Report: June 20, 1997




                                  SIERRAWEST BANCORP
                   (Exact Name of Registrant as Specified in its Charter)




                                     California
                              (State of Incorporation)

                                   File No. 0-15450
                                 (Commission File No.)
                                      68-0091859
                                    (IRS Employer
                                   Identification No.)



               10181 Truckee-Tahoe Airport Road, Truckee, CA 96160-9010
                        (Address of Principal Executive Offices)

                       Registrant's Telephone Number: (916) 582-3000

Item 5.           Other Events

On June 20, 1997, SierraWest Bank ("SWB"), a wholly-owned subsidiary of SierraWest Bancorp (the "Company"), entered into a Pooling and Servicing Agreement dated as of April 30, 1997 (the "Pooling Agreement") between SWB, as Seller and Master Servicer, and Marine Midland Bank, as Trustee (the "Trustee"), which Pooling Agreement established a trust (the "Trust").

Pursuant to the Pooling Agreement and the Certificate Purchase Agreement entered into between SWB and Prudential Securities Incorporated, SWB (through the Trust) issued and sold to Prudential Securities Incorporated $47,747,000 aggregate principal amount of SierraWest Bank SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A (the "Class A Certificates"), and
$3,594,000 aggregate principal amount of SierraWest Bank SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class B (the "Class B Certificates"). The Class A Certificates and Class B Certificates represent an ownership interest in certain unguaranteed interests in a pool of loans partially guaranteed by the U.S. Small Business Administration. The Class A Certificates were rated Aaa by Moody's Investors Service and priced at prime minus 2.15%. The Class B Certificates were priced at prime minus 1.65% and given a rating of A1 by Moody's Investors Service.

In connection with the transactions described above, SWB received proceeds, net of placement agency fees and expenses, of approximately $50.6 million. The Pooling and Servicing Agreement and the Certificate Purchase Agreement are attached hereto as exhibits. The Company will provide to the Commission, upon request, any other documents entered into in connection with the above described transaction and referenced in the Pooling Agreement.

Item 7.           Financial Statements and Exhibits

(c)      Exhibits

         28.1 The Pooling and Servicing Agreement between SierraWest Bank, as Seller and Servicer, and Marine Midland Bank, as Trustee, dated April 30, 1997.

         28.2. Certificate Purchase Agreement between SierraWest Bank and Prudential Securities.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SierraWest Bancorp
                                      (Registrant)



Dated: July 3, 1997                 By: /s/David C. Broadley
Truckee, California                 David C. Broadley
                                    EVP/Chief Financial Officer

                               Exhibit 28.1


                        POOLING AND SERVICING AGREEMENT
                          Dated as of April 30, 1997



                              Marine Midland Bank
                                  (Trustee)


                                     and


                                 SIERRAWEST BANK
                              (Seller and Servicer)





                         SWB SBA Loan-Backed Adjustable Rate
                    Certificates, Series 1997-1, Class A and Class B




0210576.10

                            TABLE OF CONTENTS
                           --------------------

                                ARTICLE I

                               DEFINITIONS

Definitions.....................................................................................................I-1

                               ARTICLE II

                  SALE AND CONVEYANCE OF THE TRUST FUND
   2.01         Sale and Conveyance of Trust Fund..............................................................II-1
   2.02         Possession of SBA Files........................................................................II-1
   2.03         Books and Records..............................................................................II-1
   2.04         Delivery of SBA Loan Documents.................................................................II-2
   2.05         Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by
                Trustee........................................................................................II-4
   2.06         [Intentionally Omitted]........................................................................II-6
   2.07         Authentication of Certificates.................................................................II-6
   2.08         Fees and Expenses of the Trustee...............................................................II-6

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

   3.01         Representations of the Seller.................................................................III-1
   3.02         Individual SBA Loans..........................................................................III-4
   3.03         Purchase and Substitution of Defective SBA Loans..............................................III-9

                                 ARTICLE IV

                              THE CERTIFICATES

   4.01         The Certificates...............................................................................IV-1
   4.02         Registration of Transfer and Exchange
                of Certificates................................................................................IV-1
   4.03         Mutilated, Destroyed, Lost or Stolen
                Certificates...................................................................................IV-9
   4.04         Persons Deemed Owners..........................................................................IV-9


                                       -1-
0210576.10



                                                     ARTICLE V


                                     ADMINISTRATION AND SERVICING OF SBA LOANS

   5.01         Duties of the Servicer..........................................................................V-1
   5.02         Liquidation of SBA Loans........................................................................V-5
   5.03         Establishment of Principal and Interest Accounts; Deposits in Principal and Interest
                Accounts........................................................................................V-6
   5.04         Permitted Withdrawals From the Principal and
                Interest Account................................................................................V-8
   5.05         [Intentionally Omitted].........................................................................V-9
   5.06         Transfer of Accounts............................................................................V-9
   5.07         Maintenance of Hazard Insurance................................................................V-10
   5.08         [Intentionally Omitted]........................................................................V-10
   5.09         Fidelity Bond..................................................................................V-10
   5.10         Title, Management and Disposition of
                Foreclosed Property............................................................................V-11
   5.11         [Omitted.].....................................................................................V-12
   5.12         Collection of Certain SBA Loan Payments........................................................V-12
   5.13         Access to Certain Documentation and
                Information Regarding the SBA Loans............................................................V-13
   5.14         Superior Liens.................................................................................V-13

                                                    ARTICLE VI

                                        PAYMENTS TO THE CERTIFICATEHOLDERS

   6.01         Establishment of Certificate Account; Deposits in Certificate Account; Permitted
                Withdrawals from Certificate Account...........................................................VI-1
   6.02         Establishment of Spread Account; Deposits in Spread Account; Permitted
                Withdrawals from Spread Account................................................................VI-2
   6.03         Establishment of Expense Account; Deposits in Expense Account; Permitted
                Withdrawals from Expense Account...............................................................VI-4
   6.04         [Intentionally Omitted]........................................................................VI-5
   6.05         [Intentionally Omitted]........................................................................VI-5
   6.06         Investment of Accounts.........................................................................VI-5
   6.07         Distributions..................................................................................VI-7
   6.08         [Omitted]......................................................................................VI-8
   6.09         Statements.....................................................................................VI-8
   6.10         Advances by the Servicer......................................................................VI-11
   6.11         Compensating Interest.........................................................................VI-11
   6.12         Reports of Foreclosure and Abandonment of Mortgaged Property..................................VI-12


                                       -2-
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


                                                    ARTICLE VII


                                            GENERAL SERVICING PROCEDURE
   7.01         [Omitted].....................................................................................VII-1
   7.02         Satisfaction of Mortgages and Collateral and Release of SBA Files.............................VII-1
   7.03         Servicing Compensation........................................................................VII-2
   7.04         Annual Statement as to Compliance.............................................................VII-3

   7.05         Annual Independent Public Accountants'
                Servicing Report..............................................................................VII-3
   7.06         SBA's and Trustee's Right to Examine
                Servicer Records and Audit Operations.........................................................VII-3
   7.07         Reports to the Trustee; Principal and
                Interest Account Statements...................................................................VII-4
   7.08         Premium Protection Fee........................................................................VII-4

                                                   ARTICLE VIII

                                        REPORTS TO BE PROVIDED BY SERVICER

   8.01         Financial Statements.........................................................................VIII-1

                                                    ARTICLE IX

                                                   THE SERVICER

   9.01         Indemnification; Third Party Claims............................................................IX-1
   9.02         Merger or Consolidation of the Servicer........................................................IX-2
   9.03         Limitation on Liability of the Servicer and Others.............................................IX-2
   9.04         Servicer Not to Resign.........................................................................IX-2

                                                     ARTICLE X

                                                      DEFAULT

   10.01        Events of Default...............................................................................X-1
   10.02        Trustee to Act; Appointment of Successor........................................................X-3
   10.03        Waiver of Defaults..............................................................................X-5
   10.04        Control by Majority Certificateholders and Others...............................................X-5


                                                         -3-
0210576.10


                                                    ARTICLE XI

                                                    TERMINATION

   11.01        Termination....................................................................................XI-1
   11.02        Accounting Upon Termination of Servicer........................................................XI-2

                                                    ARTICLE XII

                                                    THE TRUSTEE

   12.01        Duties of Trustee.............................................................................XII-1
   12.02        Certain Matters Affecting the Trustee.........................................................XII-2
   12.03        Trustee Not Liable for Certificates or SBA Loans..............................................XII-4
   12.04        Trustee May Own Certificates..................................................................XII-4
   12.05        Servicer To Pay Trustee's Fees and Expenses...................................................XII-4
   12.06        Eligibility Requirements for Trustee..........................................................XII-5
   12.07        Resignation and Removal of the Trustee........................................................XII-6
   12.08        Successor Trustee.............................................................................XII-7
   12.09        Merger or Consolidation of Trustee............................................................XII-7
   12.10        Appointment of Co-Trustee or Separate Trustee.................................................XII-8
   12.11        Authenticating Agent..........................................................................XII-9
   12.12        Tax Returns and Reports......................................................................XII-10
   12.13        Protection of Trust Fund.....................................................................XII-11
   12.14        Representations, Warranties and
                Covenants of Trustee.........................................................................XII-12

                                                   ARTICLE XIII

                                             MISCELLANEOUS PROVISIONS

   13.01        Acts of Certificateholders...................................................................XIII-1
   13.02        Amendment....................................................................................XIII-1
   13.03        Recordation of Agreement.....................................................................XIII-2
   13.04        Duration of Agreement........................................................................XIII-2
   13.05        Governing Law................................................................................XIII-2
   13.06        Notices......................................................................................XIII-2
   13.07        Severability of Provisions...................................................................XIII-3
   13.08        No Partnership...............................................................................XIII-3
   13.09        Counterparts.................................................................................XIII-3
   13.10        Successors and Assigns.......................................................................XIII-3


                                                         -4-
0210576.10


   13.11        Headings.....................................................................................XIII-3
   13.12        Paying Agent.................................................................................XIII-4
   13.13        Notification to Rating Agency................................................................XIII-4
   13.14        Third Party Rights...........................................................................XIII-5



                                                         -5-
0210576.10

EXHIBIT A                         Contents of SBA File
EXHIBIT B-1                       Form of Class A Certificate
EXHIBIT B-2                       Form of Class B Certificate
EXHIBIT C                         Principal and Interest Account
                                    Letter Agreement
EXHIBIT D                         [Omitted]
EXHIBIT E                         [Omitted]
EXHIBIT E(1)                      Wiring Instructions Form
EXHIBIT F-1                       Form of Initial Certification
EXHIBIT F-2                       Form of Final Certification
EXHIBIT G                         [Omitted]
EXHIBIT H                         SBA Loan Schedule
EXHIBIT I                         Request for Release of Documents
EXHIBIT J                         Form of Liquidation Report
EXHIBIT K                         Form of Delinquency Report
EXHIBIT L                         Servicer's Monthly Computer Diskette Format
EXHIBIT M                         Multi-Party Agreement
EXHIBIT N                         [Omitted]
EXHIBIT O-1                       Form of Transferee Letter
EXHIBIT O-2                       Form of Rule 144A Certification



                                                         -6-
0210576.10

                  Agreement dated as of April 30, 1997, among Marine Midland Bank, as trustee (the "Trustee") and SierraWest Bank, as Seller (the "Seller") and as Servicer (the "Servicer"):


                            PRELIMINARY STATEMENT

                  The Seller, in the ordinary course of its business, originates SBA Loans (the "SBA Loans") to small businesses in compliance with the provisions of the Small Business Act, as amended, and the rules and regulations thereunder, which SBA Loans are evidenced by the SBA Notes in favor of the Seller.

                  Pursuant to and in accordance with the provisions of the Small Business Act and the Loan Guaranty Agreement, a portion of each SBA Loan has been guaranteed by the Small Business Administration (the "SBA") (such portion, the "Guaranteed Interest").

                  The Seller has previously sold the Guaranteed Interest in certain of the SBA Loans to certain Registered Holders pursuant to SBA Form 1086 Agreements between such Registered Holders, the SBA and the Seller. In accordance with such SBA Form 1086 Agreements, the parties hereto acknowledge that the SBA is the party in interest with respect to the Guaranteed Interest in such SBA Loans.

                  Pursuant  to  and  in  accordance   with  the  SBA  Rules  and
Regulations the Seller is required to retain a portion of each SBA Loan (such portion, the "Bank's Interest").

                  Pursuant to and in accordance with policies of the SBA, the Servicer is required to retain the Premium Protection Fee (as defined herein) on the Guaranteed Interest of each SBA ' 7(a) Loan sold to the Trust Fund.

                  To facilitate the sale of the entire portion of each SBA Loan not guaranteed by the SBA and sold to Registered Holders or constituting part of the Bank's Interest or the Premium Protection Fee (the "Unguaranteed Interest"), which Unguaranteed Interest includes the Excess Spread, and the servicing of the SBA Loans by the Servicer, the Seller and the Servicer are entering into this Agreement with the Trustee. The Seller is transferring the SBA Loans to the Trustee for the benefit of the SBA, the Holder of the Bank's Interest and the Certificateholders, with respect to each of such parties' respective interests under this Agreement, pursuant to which Certificates are being issued, denominated on the face thereof as SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B, representing in the aggregate a 100% undivided beneficial ownership interest in the right to receive the principal portion of the Unguaranteed Interests of the SBA Loans together with interest thereon at the then applicable Class A or Class B Remittance Rate, as the case may be. The Unguaranteed Interest of the SBA Loans have an aggregate outstanding principal balance of $51,341,569.55 as of April 30, 1997 (the "Cut-Off Date"), after application of payments received by the Seller on or before such date.

                  Now therefore, the parties hereto agree as follows:


                                                       1
0210576.10


0210576.10

                                                       2
0210576.10

                                                     ARTICLE I

                                                    DEFINITIONS



                  Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings. This Agreement relates to a Trust Fund evidenced by SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B. Unless otherwise provided, all calculations of interest pursuant to this Agreement including, but not limited to, the Class A and Class B Interest Distribution Amounts, are based on a 360-day year and twelve 30-day months.

                  ACCOUNT: The Certificate Account established by the Trustee for the benefit of the Certificateholders; the Expense Account established by the Trustee for the benefit of the Trustee; and the Spread Account, each as the context so requires. The Trustee's obligation to establish and maintain the Certificate Account is not delegable.

                  ACCOUNT NUMBER: The 10 digit number assigned to each SBA Loan by the Seller, as set forth in Exhibit H hereto.

                  ADDITIONAL FEE: With respect to each Additional Fee SBA Loan, the fee payable to the SBA by the Seller equal to (i) for an Additional Fee SBA Loan sold in the secondary market on or after September 1, 1993, 40 basis points per annum on the outstanding balance of the Guaranteed Interest of such Additional Fee SBA Loan or (ii) for an Additional Fee SBA Loan approved by the SBA as of or after October 12, 1995, 50 basis points per annum on the outstanding balance of the Guaranteed Interest of such Additional Fee SBA Loan.

                  ADDITIONAL FEE SBA LOAN: An SBA Loan (i) sold in the secondary market on or after September 1, 1993, or (ii) approved by the SBA as of or after October 12, 1995, whether or not sold in the secondary market, and, thus, subject to the applicable Additional Fee.

                  ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT: With respect to each Remittance Date, the product of (A) the aggregate amount of interest payable with respect to each SBA Loan in accordance with its terms, which amount shall be reduced by the interest payable to the Registered Holder, the interest payable to the Holder of the Bank's Interest, the Premium Protection Fee, the Excess Spread (other than the portion thereof allocable to the Servicing Fee on the Guaranteed Interest), the Servicing Fee, the Agent of the SBA's Fee, the Additional Fee, the Extra Interest and the Annual Expense Escrow Amount allocable to such interest and, for the first Remittance Date, 50 days' interest on the Unguaranteed Interest of each SBA Loan at the applicable SBA Loan Interest Rate, along with the related Excess Spread for such number of days and
(B) a fraction, the numerator of which is the amounts set forth in clauses (i) and (ii) of the definition of Class A Interest Distribution Amount with respect to such



0210576.10

Remittance Date, and the denominator of which is the sum of the amounts set forth in clauses (i) and (ii) of the definition of Class A Interest Distribution Amount and the amounts set forth in clauses (i) and (ii) of the definition of Class B Interest Distribution Amount, each with respect to such Remittance Date.

                  ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT: With respect to each Remittance Date, the product of (A) the aggregate amount of interest payable with respect to each SBA Loan in accordance with its terms, net of the interest payable to the Registered Holder, the interest payable to the Holder of the Bank's Interest, the Premium Protection Fee, the Excess Spread (other than the portion thereof allocable to the Servicing Fee on the Guaranteed Interest), the Servicing Fee, the Agent of the SBA's Fee, the Additional Fee, the Extra Interest and the Annual Expense Escrow Amount allocable to such interest and, for the first Remittance Date, 50 days' interest on the Unguaranteed Interest of each SBA Loan at the applicable SBA Loan Interest Rate, along with the related Excess Spread for such number of days and (B) a fraction, the numerator of which is the amounts set forth in clauses (i) and (ii) of the definition of Class B Interest Distribution Amount with respect to such Remittance Date, and the denominator of which is the sum of the amounts set forth in clauses (i) and (ii) of the definition of Class A Interest Distribution Amount and the amounts set forth in clauses (i) and (ii) of the definition of Class B Interest Distribution Amount, each with respect to such Remittance Date.

                  ADJUSTED SBA LOAN REMITTANCE RATE: With respect to any SBA Loan, a percentage per annum equal to the sum of (i) the then applicable weighted average Class A and Class B Remittance Rates and (ii) .025% per annum, relating to the Annual Expense Escrow Amount.

                  ADJUSTMENT DATE: The first day of each Interest Accrual Period, commencing July 15, 1997.

                  AGENT OF THE SBA: Colson Services Corp., or any successor thereto appointed by the SBA.

                  AGENT OF THE SBA'S FEE: With respect to the guaranteed portion of each SBA Loan sold in the secondary market, the fee payable to the Agent of the SBA in accordance with SBA Form 1086 and all SBA Rules and Regulations.

                  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE: As of any date of determination, the Original Class A Aggregate Certificate Principal Balance less the sum of all amounts previously distributed to the Class A Certificateholders in respect of principal.

                  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE: As of any date of determination, the Original Aggregate Class B Certificate Principal Balance less the sum of all amounts previously distributed to the Class B Certificateholders in respect of principal.




0210576.10

                  AGREEMENT: This Pooling and Servicing Agreement as it may be amended, modified or supplemented from time to time.

                  ANNUAL EXPENSE ESCROW AMOUNT: The product of .025% per annum and the Pool Principal Balance, which is computed and payable on a monthly basis and represents the estimated annual Trustee's fees and Trust Fund expenses.

                  ASSIGNMENT OF MORTGAGE: With respect to those SBA Loans secured by a Mortgaged Property, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the transfer of the related SBA Loan to the Trustee.

                  AUTHENTICATING AGENT: Initially, Marine Midland Bank and thereafter, any successor appointed pursuant to Section 12.11.

                  AVAILABLE FUNDS: With respect to each Remittance Date, the sum of (i) all amounts received from any source by the Servicer or any Subservicer during the preceding calendar month (including Excess Spread) with respect to principal and interest on the SBA Loans (net of the amount payable to the Registered Holder, the Holder of the Bank's Interest, the Premium Protection Fee, the Agent of the SBA's Fee, the Additional Fee and the Servicing Fee and, for the first Remittance Date, net of 50 days' interest on the Unguaranteed Interest of each SBA Loan at the applicable SBA Loan Interest Rate, and net of the related Excess Spread for such number of days), (ii) advances by the Servicer and (iii) amounts in the Spread Account.

                  BANK: SierraWest Bank, a California state chartered bank, and its successors and assigns.

                  BANK'S INTEREST: As to any SBA Loan, the sum of (i) an amount equal to 5% of the then current principal balance of such SBA Loan (as such principal balance may be reduced from time to time), and interest thereon at the then applicable SBA Loan Interest Rate, and (ii) the Retained Excess Spread. Certificateholders have no right or interest in the Bank's Interest.

                  BIF:  The Bank Insurance Fund, or any successor thereto.

                  BUSINESS DAY: Any day other than (i) a Saturday or Sunday,  or
(ii) a day on which banking institutions in the States of California or New York are authorized or obligated by law or executive order to be closed.

                  CERTIFICATE: Any Class A or Class B Certificate executed by the Servicer and authenticated by the Trustee or the Authenticating Agent substantially in the form annexed hereto as Exhibits B-1 and B-2.

                  CERTIFICATE ACCOUNT:  As described in Section 6.01.



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





                  CERTIFICATE REGISTER:  As described in Section 4.02.

                  CERTIFICATE REGISTRAR: Initially, Marine Midland Bank, and thereafter, any successor appointed pursuant to Section 4.02.

                  CERTIFICATEHOLDER or HOLDER: Each Person in whose name a Class A or Class B Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Seller, the Servicer, any Subservicer or any affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent, waiver, request or demand has been obtained.

                  CERTIFIED LENDER LOAN:  An SBA Loan originated under 13 C.F.R.
                  ---------------------
120.440 to 120.442.

                  CLASS A CARRY-FORWARD AMOUNT: The amount, if any, by which (i) the Class A Principal Distribution Amount with respect to any preceding Remittance Date exceeded (ii) the amount of the actual principal distribution to the Class A Certificates on such Remittance Date.

                  CLASS A CERTIFICATE: A Certificate denominated as a Class A Certificate.

                  CLASS A CERTIFICATEHOLDER:  A holder of a Class A Certificate.

                  CLASS A INTEREST DISTRIBUTION AMOUNT: With respect to each Remittance Date, the sum of (i) the interest accrued for the related Interest Accrual Period at the then applicable Class A Remittance Rate on the Aggregate Class A Certificate Principal Balance outstanding immediately prior to such Remittance Date and (ii) the amount of the shortfall, if any, of any interest that the Class A Certificates were entitled to receive on a preceding Remittance Date but did not receive plus interest thereon at the then applicable Class A Remittance Rate compounded monthly; provided, however, that on each Remittance Date the Class A Interest Distribution Amount will be increased or decreased, as the case may be, to equal the Adjusted Class A Interest Distribution Amount for such Remittance Date.

                  CLASS A  PERCENTAGE:  With  respect to each  Remittance  Date,
93.0%,   representing  the  beneficial   ownership   interest  of  the  Class  A
Certificates in the Trust Fund.

                  CLASS A PRINCIPAL DISTRIBUTION AMOUNT: With respect to each Remittance Date, the Class A Percentage multiplied by the sum of, without duplication, (i) the Unguaranteed Percentage of all payments and other recoveries of principal of an SBA Loan (net of amounts reimbursable to the Servicer pursuant to this Agreement) received by the Servicer or any Subservicer in the related Due Period, excluding amounts received relating to SBA Loans



0210576.10
which have been delinquent 24 months or have been determined to be uncollectible, in whole or in part, by the Servicer to the extent that the Class A Certificateholders have previously received the Class A Percentage of the Principal Balance of such SBA Loans; (ii) the principal portion of any Unguaranteed Interest actually purchased by the Seller for breach of a representation and warranty or other defect and actually received by the Trustee as of the related Determination Date; (iii) any Substitution Adjustments deposited in the Principal and Interest Account and transferred to the Certificate Account as of the related Determination Date; (iv) the Unguaranteed Percentage of all losses on SBA Loans which were finally liquidated during the applicable Due Period; and (v) the Unguaranteed Percentage of the then outstanding principal balance of any SBA Loan which, as of the first day of the related Due Period, has been delinquent 24 months or has been determined to be uncollectible, in whole or in part, by the Servicer.

                  CLASS A REMITTANCE RATE: During the initial Interest Accrual Period 6.35% per annum. During each subsequent Interest Accrual Period, the Prime Rate in effect on the first Business Day of the month preceding the month of the related Adjustment Date minus 2.15% per annum.

                  CLASS B CARRY-FORWARD AMOUNT: The amount, if any, by which (i) the Class B Principal Distribution Amount with respect to any preceding Remittance Date exceeded (ii) the amount of the actual principal distribution to the Class B Certificates on such Remittance Date.

                  CLASS B CERTIFICATE: A Certificate denominated as a Class B Certificate.

                  CLASS B CERTIFICATEHOLDER:  A holder of a Class B Certificate.

                  CLASS B INTEREST DISTRIBUTION AMOUNT: With respect to each Remittance Date, the sum of (i) the interest accrued for the related Interest Accrual Period at the then applicable Class B Remittance Rate on the Aggregate Class B Certificate Principal Balance outstanding immediately prior to such Remittance Date and (ii) the amount of the shortfall, if any, of any interest that the Class B Certificates were entitled to receive on a preceding Remittance Date but did not receive plus interest thereon at the then applicable Class B Remittance Rate compounded monthly; provided, however, that on each Remittance Date the Class B Interest Distribution Amount will be increased or decreased, as the case may be, to equal the Adjusted Class B Interest Distribution Amount for such Remittance Date.

                CLASS B PERCENTAGE: With respect to each Remittance Date, 7.0%, representing the beneficial ownership interest of the Class B Certificates in the Trust Fund.

                CLASS B PRINCIPAL DISTRIBUTION AMOUNT: With respect to each Remittance Date, the Class B Percentage multiplied by the sum of, without duplication, (i) the Unguaranteed Percentage of all payments and other recoveries of principal of an SBA Loan (net of amounts reimbursable to the Servicer pursuant to this Agreement) received by the Servicer or



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any Subservicer in the related Due Period,  excluding  amounts received relating to SBA Loans which have been delinquent 24 months or have been determined to be uncollectible, in whole or in part, by the Servicer to the extent that the Class B Certificateholders have previously received the Class B Percentage of the Principal Balance of such SBA Loans; (ii) the principal portion of any Unguaranteed Interest actually purchased by the Seller for breach of a representation and warranty or other defect and actually received by the Trustee as of the related Determination Date; (iii) any Substitution Adjustments deposited in the Principal and Interest Account and transferred to the Certificate Account as of the related Determination Date; (iv) the Unguaranteed Percentage of all losses on SBA Loans which were finally liquidated during the applicable Due Period; and (v) the Unguaranteed Percentage of the then outstanding principal balance of any SBA Loan which, as of the first day of the related Due Period, has been delinquent 24 months or has been determined to be uncollectible, in whole or in part, by the Servicer.

                  CLASS B REMITTANCE RATE: During the initial Interest Accrual Period 6.85% per annum. During each subsequent Interest Accrual Period, the Prime Rate in effect on the first Business Day of the month preceding the month of the related Adjustment Date minus 1.65% percent per annum.

                  CLOSING DATE:  June 20, 1997.

                  CODE: The Internal Revenue Code of 1986, as amended, or any successor legislation thereto.

                  COLLATERAL: All items of property (including a Mortgaged Property), whether real or personal, tangible or intangible, or otherwise, pledged by an Obligor or others to the Seller to secure payment under an SBA Loan.

                  COMMERCIAL PROPERTY: Real property (other than agricultural property or Residential Property) that is generally used by the Obligor in the conduct of its business.

                  COMPENSATING INTEREST:  As defined in Section 6.11.

                  CURTAILMENT: With respect to an SBA Loan, any payment of principal received during a Due Period as part of a payment that is in excess of five times the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the SBA Loan in full, nor is intended to cure a delinquency.

                  CUT-OFF DATE:  April 30, 1997.

                  DELETED SBA LOAN: An SBA Loan replaced by a Qualified Substitute SBA Loan.

                  DEPOSITORY: The Depository Trust Company, and any successor Depository



0210576.10
hereafter named.

                  DESIGNATED DEPOSITORY INSTITUTION: An entity which is an institution whose deposits are insured by either the BIF or SAIF administered by the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated A2 or better by Moody's, and which is either (i) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, or (iv) a principal subsidiary of a bank holding company.

                  DETERMINATION DATE: That day of each month which is the third Business Day prior to the 15th day of such month.

                  DIRECT PARTICIPANT: Any broker-dealer, bank or other financial institution for which the Depository holds Certificates from time to time as a securities depository.

                  DTC CUSTODIAN: Marine Midland Bank, or any permitted successor or assignee.

                  DUE DATE: The day of the month on which the Monthly Payment is due from the Obligor on an SBA Loan.

                  DUE PERIOD: With respect to each Remittance Date, the calendar month preceding the month in which such Remittance Date occurs.

                  ELIGIBLE DEPOSIT ACCOUNT: Either (a) a segregated account with a Designated Depository Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended, or any successor legislation thereto.

                  EVENT OF DEFAULT:  As described in Section 10.01.

                  EXCESS PAYMENTS: With respect to a Due Period, any amounts received on an SBA Loan in excess of the Monthly Payment due on the Due Date relating to such Due Period which does not constitute either a Curtailment, a Principal Prepayment or late charges or payment with respect to an overdue amount. Excess Payments are payments of principal for purposes of this Agreement.




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





                  EXCESS PROCEEDS: As of any Remittance Date, with respect to any Liquidated SBA Loan, the excess, if any, of (a) the Unguaranteed Percentage of the total Net Liquidation Proceeds, over (b) the Principal Balance of such SBA Loan as of the date such SBA Loan became a Liquidated SBA Loan plus 30 days interest thereon at the then applicable Adjusted SBA Loan Remittance Rate; provided, however, that such excess shall be reduced by the amount by which interest accrued on the advance, if any, made by the Servicer at the related SBA Loan Interest Rate(s) exceeds interest accrued on such advance at the then applicable weighted average Class A and Class B Remittance Rates.

                  EXCESS SPREAD: With respect to any Remittance Date, the amount by which (i) the interest collected by the Servicer or any Subservicer on the principal portion of the Guaranteed Interest of each SBA Loan exceeds (ii) the sum of (a) the interest payable to the Registered Holder, (b) the Agent of the SBA's Fee, (c) the Premium Protection Fee, (d) with respect to the Additional Fee SBA Loans, the Additional Fee and (e) the Retained Excess Spread.

                  EXPENSE ACCOUNT: The expense account established and maintained by the Trustee in accordance with Section 6.03 hereof.

                  EXTRA INTEREST: With respect to each SBA Loan, for each Remittance Date the product of (i) the principal portion of the Unguaranteed Interest of such SBA Loan for such Remittance Date and (ii) one-twelfth of the applicable Extra Interest Percentage.

                  EXTRA INTEREST PERCENTAGE: With respect to each SBA Loan, the excess of (i) the SBA Loan Interest Rate that would be in effect for such SBA Loan as of the CutOff Date without giving effect to any applicable lifetime floors or caps over (ii) the sum of the rates used in determining the Servicing Fee and the Annual Expense Escrow Amount and 6.385% per annum (i.e., the initial weighted average Class A and Class B Remittance Rates without giving effect to any applicable lifetime floors or caps on the SBA Loans).

                  FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

                  FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

                  FIDELITY BOND:  As described in Section 5.09.

                  FNMA: The Federal National Mortgage Association and any successor thereto.

                  FORECLOSED PROPERTY:  As described in Section 5.10.

                  FORECLOSED PROPERTY DISPOSITION: The final sale of a Foreclosed Property acquired in foreclosure or by deed in lieu of foreclosure. The proceeds of any Foreclosed Property Disposition constitute part of the definition of Liquidation Proceeds.



0210576.10

                  GUARANTEED PARTICIPANT LOAN: An SBA Loan other than a Certified Lender Loan or a Preferred Lender Loan.

                  GLOBAL CERTIFICATE: Any Certificate registered in the name of the Depository or its nominee, beneficial interests of which are reflected on the books of the Depository or on the books of a Person maintaining any account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

                  GUARANTEED INTEREST: As to any SBA Loan, the right to receive the guaranteed portion of the principal balance thereof together with interest thereon at a per annum rate in effect from time to time in accordance with the terms of the related SBA Form 1086. Certificateholders have no right or interest in the Guaranteed Interest.

                  HOLDER OF THE BANK'S INTEREST: Initially, the Bank, and thereafter, its successors or assigns as may be permitted in accordance with the SBA Rules and Regulations, written notice of which is given to the Trustee.

                  INDIRECT PARTICIPANT: Any financial institution for whom any Direct Participant holds an interest in any Certificate.

                  INDIVIDUAL CERTIFICATE: Any Certificate registered in the name of a holder other than the Depository or its nominee.

                  INITIAL DEPOSIT: A deposit of $513,415.70 required to be made by the Bank into the Spread Account on the Closing Date, such deposit being equal to 1.0% of the Original Pool Principal Balance.

                  INSTITUTIONAL ACCREDITED INVESTOR: Any Person meeting the requirements of Rule 501(a)(1)-(3) under the Securities Act.

                  INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering an SBA Loan, Collateral or Foreclosed Property, including but not limited to title, hazard, flood, life, health and/or accident insurance policies.

                  INTEREST ACCRUAL PERIOD: With respect to each Remittance Date, the period commencing on the 15th day of the month preceding such Remittance Date and ending on the 14th day of the month of such Remittance Date. However, for the Remittance Date occurring in July 1997, the period commencing on the Closing Date and ending on July 14, 1997.

                  LIQUIDATED SBA LOAN: Any defaulted SBA Loan or Foreclosed Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such SBA Loan.




0210576.10

                  LIQUIDATION PROCEEDS: Cash, including Insurance Proceeds, proceeds of any Foreclosed Property Disposition, revenues received with respect to the conservation and disposition of a Foreclosed Property, and any other amounts received in connection with the liquidation of defaulted SBA Loans, whether through trustee's sale, foreclosure sale or otherwise.

                  LOAN GUARANTY AGREEMENT: The Loan Guaranty Agreement (Deferred Participation) (SBA Form 750) dated June 14, 1985 between the SBA and Truckee River Bank, as such agreement may be amended from time to time.

                  LOAN-TO-VALUE RATIO OR LTV: With respect to any SBA Loan, the outstanding principal amount of the loan as of February 28, 1997 divided by the total net collateral value (as determined by the Seller in accordance with its underwriting criteria) of the primary Collateral securing such loan.

                  MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class A and Class B Certificates evidencing an Aggregate Class A Certificate Principal Balance and Aggregate Class B Certificate Principal Balance, as the case may be, in excess of 50% of the Aggregate Class A Certificate Principal Balance and Aggregate Class B Certificate Principal Balance, as the case may be.

                  MONTHLY ADVANCE:  An advance made by the Servicer pursuant to
Section 6.10 hereof.

                  MONTHLY PAYMENT: The monthly payment of principal and/or interest required to be made by an Obligor on the related SBA Loan, as adjusted pursuant to the terms of the related SBA Note.

                  MOODY'S: Moody's Investors Service, Inc. or any successor thereto.

                  MORTGAGE: The mortgage, deed of trust or other instrument creating a lien on a Mortgaged Property.

                  MORTGAGED PROPERTY: The underlying real property, if any, securing an SBA Loan, consisting of a Commercial Property or Residential Property and any improvements thereon.

                  MULTI-PARTY AGREEMENT: That certain Multi-Party Agreement dated as of April 30, 1997 among the Seller, the Trustee and the SBA, substantially in the form of Exhibit M hereto, as amended from time to time by the parties thereto.

                  NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of (i) any reimbursements to the Servicer made therefrom pursuant to Section 5.04(b) and
(ii) amounts required to be released to the related Obligor pursuant to applicable law.



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





                  OBLIGOR:  The obligor on an SBA Note.

                  OCC:     The Office of the Comptroller of the Currency

                  OFFICER'S CERTIFICATE: A certificate delivered to the Trustee signed by the Chairman of the Board, the President, an Executive Vice President, a Senior Vice President, a Vice President, an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Secretaries of the Seller or the Servicer as required by this Agreement.

                  OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Seller or Servicer, reasonably acceptable to the Trustee and experienced in matters relating thereto.

                  ORIGINAL CLASS A CERTIFICATE PRINCIPAL BALANCE:
$47,747.000.00.

                  ORIGINAL CLASS B CERTIFICATE PRINCIPAL BALANCE:
$3,594,000.00.

                  ORIGINAL POOL PRINCIPAL BALANCE: $51,341,569.55.

                  PAYING AGENT: Initially, Marine Midland Bank, and thereafter, any other Person that meets the eligibility standards for the Paying Agent specified in Section 13.12 hereof and is authorized by the Trustee to make payments on the Certificates on behalf of the Trustee.

                  PERCENTAGE INTEREST: With respect to a Class A or Class B Certificate, the portion of the Trust Fund evidenced by such Class A or Class B Certificate, expressed as a percentage, the numerator of which is the denomination represented by such Class A or Class B Certificate and the denominator of which is the Original Class A Certificate Principal Balance or Original Class B Certificate Principal Balance, as the case may be. The Certificates are issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $100,000 and integral multiples of $1,000 in excess thereof, except for one Certificate of each Class which may be issued in a different denomination to equal the remainder of the Original Class A Certificate Principal Balance or Original Class B Certificate Principal Balance, as the case may be.

                  PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

                           (i) direct  general  obligations  of, or  obligations
                  fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHA debentures, Federal Home Loan Bank consolidated senior debt obligations, and FNMA senior debt obligations, but



0210576.10
                  excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

                      (ii) federal funds, certificates of deposit, time deposits and banker's acceptances (having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated Prime-1 or better by Moody's;

                     (iii) deposits of any bank or savings and loan  association which has combined capital, surplus and undivided profits of at least $3,000,000 which deposits are held only up to the limits insured by the BIF or SAIF administered by the FDIC, provided that the unsecured long-term debt obligations of such bank or savings and loan association have been rated A3 or better by Moody's;

                      (iv)  commercial paper (having original
                  maturities of not more than 365 days) rated Prime-1 or better by Moody's;

                           (v) debt obligations rated Aaa by Moody's (other than
                  any such obligations that do not have a fixed par value and/or whose terms do not promise a fixed dollar amount at maturity or call date);

                      (vi) investments in money market funds rated Aaa or better by Moody's the assets of which are invested solely in instruments described in clauses (i)-(v) above; and

                     (vii) any other investment acceptable to the Rating Agency, written confirmation of which shall be furnished to the Trustee prior to any such investment.

                  PERSON: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  POOL PRINCIPAL BALANCE: The aggregate Principal Balances as of any date of determination.

                  PREFERRED LENDER LOAN:  An SBA Loan originated under 13 C.F.R.
                  ---------------------
120.450 to 120.455.

                  PREMIUM PROTECTION FEE: As to any SBA Loan and any date of determination, an amount equal to 0.60% per annum of the then outstanding principal balance of



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





the related Guaranteed Interest.

                  PRIME RATE: With respect to any date of determination, the lowest prime lending rate for such date as published in the Money Rate Section of the West Coast Edition of The Wall Street Journal on the next succeeding Business Day.

                  PRINCIPAL AND INTEREST ACCOUNT: The principal and interest account established by the Servicer pursuant to Section 5.03 hereof.

                  PRINCIPAL BALANCE: With respect to any SBA Loan or related Foreclosed Property, at any date of determination, (i) the Unguaranteed
Percentage of the principal balance of the SBA Loan outstanding as of the Cut-Off Date, after application of principal payments received on or before such date, minus (ii) the sum of (a) the Unguaranteed Percentage of the principal portion of the Monthly Payments received during each Due Period ending prior to the most recent Remittance Date, which were distributed pursuant to Section 6.07 on any previous Remittance Date, and (b) the Unguaranteed Percentage of all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Released Mortgaged Property Proceeds, Net Liquidation Proceeds and net income from a Foreclosed Property to the extent applied by the Servicer as recoveries of principal in accordance with the provisions hereof, which were distributed pursuant to Section 6.07 on any previous Remittance Date. The Principal Balance of any Liquidated SBA Loan or any SBA Loan that has been paid off will equal $0.

                  PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on an SBA Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy an SBA Loan in full.

                  PRIOR LIEN: With respect to any SBA Loan secured by a lien on Collateral which is not a first priority lien, each security interest relating to the corresponding Collateral having a prior priority lien.

                  PRIVATE  PLACEMENT   MEMORANDUM:   The  Confidential   Private
Placement Memorandum dated June 18, 1997 prepared by the Bank in connection with the offer and sale of the Certificates.

                  QUALIFIED INSTITUTIONAL BUYER: As used herein, has the meaning ascribed to such term in Rule 144A under the Securities Act.

                  QUALIFIED SUBSTITUTE SBA LOAN: An SBA loan or SBA loans substituted for a Deleted SBA Loan pursuant to Section 2.05 or 3.03 hereof, which (i) has or have an SBA Loan interest rate or rates of not less than (and not more than two percentage points more than) the SBA Loan Interest Rate for the Deleted SBA Loan, (ii) relates or relate to the same type of Collateral as the Deleted SBA Loan, (iii) matures or mature no later than (and not more than one year earlier than) the Deleted SBA Loan, (iv) has or have a Loan-to-Value Ratio



0210576.10
or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to Value Ratio of the Deleted SBA Loan at such time, (v) has or have a principal balance or principal balances relating to an unguaranteed interest or unguaranteed interests (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Unguaranteed Interest or Unguaranteed Interests as of such date of the Deleted SBA Loan, (vi) has or have the same Unguaranteed Percentage at the time of substitution as the Deleted SBA Loan; and (vii) complies or comply as the date of substitution with each representation and warranty set forth in Section 3.02.

                  RATING AGENCY:  Moody's.

                  RECORD DATE: The close of business on the last day of the month immediately preceding the month of the related Remittance Date.

                  REGISTERED HOLDER: With respect to any SBA Loan, the Person identified as such in the applicable SBA Form 1086, and any permitted assignees thereof.

                  REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer and/or a Seller with respect to (i) the Monthly Advances and Servicing Advances reimbursable pursuant to Section 5.04(b), (ii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to Section 6.03(c)(i), and (iii) any other amounts reimbursable to the Servicer or the Seller pursuant to this Agreement.

                  RELEASED MORTGAGED PROPERTY PROCEEDS: As to any SBA Loan secured by a Mortgaged Property, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Obligor in accordance with applicable law, the SBA or the Registered Holder in accordance with the SBA Rules and Regulations, the Servicer's customary SBA loan servicing procedures and this Agreement.

                  REMITTANCE DATE: The 15th day of any month or if such 15th day is not a Business Day, the first Business Day immediately following, commencing in July 1997.

                  RESIDENTIAL PROPERTY: Any one or more of the following, (i) single family dwelling unit not attached in any way to another unit, (ii) row house, (iii) two-family house, (iv) low-rise condominium, (v) planned unit development, (vi) three- or four-family house, (vii) high-rise condominium,
(viii) mixed use building or (ix) manufactured home (as defined in FNMA/FHLMC Seller-Servicers' Guide) to the extent that it constitutes real property in the state in which it is located.

                  RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer



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





assigned to the Corporate Trust Division, including any Vice President, Assistant Vice President, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller, the President, any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

                  RETAINED EXCESS SPREAD: With respect to each SBA Loan, for each Remittance Date the product of (i) the principal portion of the Guaranteed Interest of such SBA Loan for such Remittance Date and (ii) one-twelfth of the applicable Retained Excess Spread Percentage.

                  RETAINED EXCESS SPREAD PERCENTAGE: With respect to each SBA Loan, the percentage set forth as such on the SBA Loan Schedule.

                  RULE 144A CERTIFICATION: A letter substantially in the form attached hereto as Exhibit O-2.

                  SAIF: The Savings Association Insurance Fund, or any successor thereto.

                  SBA: The United States Small Business Administration, an agency of the United States Government.

                  SBA FILE:  As described in Exhibit A.

                  SBA Form 1086: The Secondary Participation Guaranty and Certification Agreement on SBA Form 1086, as revised from time to time, pursuant to which investors purchase the SBA Guaranteed Portion.

                  SBA LOAN: An individual loan which is transferred to the Trustee pursuant to this Agreement, together with the rights and obligations of the Seller thereon and payments thereon and proceeds therefrom, the SBA Loans originally subject to this Agreement being identified on the SBA Loan Schedule. Any loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust Fund by the Seller (as indicated by the SBA Loan Schedule), in fact was not transferred and assigned to the Trust Fund for any reason whatsoever, including, without limitation, the incorrectness of the statement set forth in Section 3.02(h) hereof with respect to the loan, shall nevertheless be considered an "SBA Loan" for all purposes of this Agreement.

                  SBA LOAN INTEREST RATE: With respect to any date of determination, the then applicable annual rate of interest borne by an SBA Loan, pursuant to its terms, which, as of the Cut-Off Date, is shown on the SBA Loan Schedule.



0210576.10

                  SBA LOAN SCHEDULE: The schedule of SBA Loans attached hereto as Exhibit H, such schedule identifying each SBA Loan by address of the related premises, and the name of the Obligor and setting forth as to each SBA Loan the following information: (i) the Principal Balance as of the close of business on the Cut-Off Date, (ii) the Account Number, (iii) the original principal amount of the SBA Loan, (iv) the original disbursement date and original number of months to maturity, in months, (v) the SBA Loan Interest Rate as of the Cut-Off Date and guaranteed rate payable to the Registered Holder and the Agent of the SBA (which includes the Additional Fee), (vi) the Monthly Payment as of the Cut-Off Date, (vii) the remaining number of months to maturity as of the Cut-Off Date, (viii) the Unguaranteed Percentage, (ix) the SBA loan number, (x) the margin which is added to the Prime Rate to determine the SBA Loan Interest Rate or in the case of fixed rate SBA Loans, the note rate, (xi) the lifetime minimum and maximum SBA Loan Interest Rates, if applicable and (xii) the Retained Excess Spread Percentage.

                  SBA NOTE: The note or other evidence of indebtedness of an Obligor under an SBA Loan.

                  SBA RULES AND REGULATIONS: The Small Business Act, as amended, codified at 15 U.S.C. 631 et. seq., all rules and regulations promulgated from time to time thereunder and the Loan Guaranty Agreement.

                  SECURITIES ACT:  The Securities Act of 1933, as amended.

                  SECURITIES LEGEND: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1)-(3) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN



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





COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR
(4) PURSUANT TO A VALID REGISTRATION STATEMENT. "

                  SELLER:  SierraWest Bank (formerly known as Truckee River
Bank), a California state chartered bank, and its successors and assigns as Seller hereunder.

                  SERIES:  1997-1.

                  SERVICER:  SierraWest Bank (formerly known as Truckee River
Bank), a California state chartered bank, and its successors and assigns as Servicer hereunder.

                  SERVICER'S CERTIFICATE: The certificate as defined in Section 6.09.

                  SERVICING ADVANCES: All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property or other Collateral, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Foreclosed Property,
(iv) compliance with the obligations under clause (iv) of Section 5.01(a) and Sections 5.02 and 5.07, which Servicing Advances are reimbursable to the Servicer to the extent provided in Section 5.04(b) and (v) in connection with the liquidation of an SBA Loan, expenditures relating to the purchase or maintenance of any Prior Lien pursuant to Section 5.14, for all of which costs and expenses the Servicer is entitled to reimbursement thereon up to a maximum rate per annum equal to the related SBA Loan Interest Rate, except that any amount of such interest accrued at a rate in excess of the weighted average Class A and Class B Remittance Rates with respect to the Remittance Date on or prior to which the Unguaranteed Percentage of the Net Liquidation Proceeds will be distributed shall be reimbursable only from Excess Proceeds.

                  SERVICING FEE: As to each SBA Loan, the annual fee payable to the Servicer. Such fee shall be calculated and payable monthly from the amounts received in respect of interest on the Guaranteed Interest, the Bank's Interest and the Unguaranteed Interest of such SBA Loan, shall accrue at the rate of 0.40% per annum and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on an SBA Loan is computed. The Servicing Fee is payable solely from the interest portion of related (i) Monthly Payments, (ii) Liquidation Proceeds or (iii) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 5.04. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.




0210576.10

                  SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the SBA Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

                  SPECIFIED SPREAD ACCOUNT REQUIREMENT: The maximum amount of Spread Balance required to be on deposit at any time in the Spread Account which, with respect to any Remittance Date, shall be equal to the sum of (i) the then outstanding Principal Balance with respect to all SBA Loans 180 days or more delinquent and (ii) the greater of (a) 3.5% of the then outstanding Pool Principal Balance or (b) 2.0% of the Original Pool Principal Balance; provided, however, that for purposes of clauses (i) and (ii)(a), there shall be excluded the Principal Balance of SBA Loans which have been delinquent 24 months or have been determined to be uncollectible, in whole or in part, by the Servicer, to the extent that the Certificateholders have previously received the Principal Balance of such SBA Loans.

                  SPREAD ACCOUNT: The Spread Account established and maintained in accordance with the provisions of Section 6.02 hereof.

                  SPREAD ACCOUNT EXCESS:  As defined in Section 6.02(b)(iii).

                  SPREAD ACCOUNT TRUSTEE: Marine Midland Bank, or its successor in interest.

                  SPREAD BALANCE: As of any date of determination, the sum of the aggregate amount then on deposit in the Spread Account.

                  SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in
Section 5.01(b) hereof in respect of the qualification of a Subservicer.

                  SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain SBA Loans as provided in Section 5.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Trustee and the SBA.

                  SUBSTITUTION   ADJUSTMENT:   As  to  any   date  on   which  a
substitution occurs pursuant to Sections 2.05 or 3.03, the amount (if any) by which the principal balance of the aggregate Unguaranteed Interests (after application of principal payments received on or before the date of substitution) of any Qualified Substitute SBA Loans as of the date of substitution are less than the aggregate of the Principal Balance of the related Deleted SBA Loans.

                  TAX RETURN: The federal income tax return to be filed on behalf of the Trust Fund together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other



0210576.10
governmental taxing authority under any applicable provision of federal, state or local tax laws.

                  TERMINATION PRICE:  The price defined in Section 11.01
                  -----------------
hereof.

                  TRANSFEREE LETTER: A letter substantially in the form attached hereto as Exhibit O-1.

                  TRUST FUND: The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (i) the Unguaranteed Interest of such SBA Loans as from time to time are subject to this Agreement, together with the SBA Files relating thereto and all proceeds thereof, (ii) such assets (including any Permitted Instruments) as from time to time are identified as Foreclosed Property or are deposited in or constitute the Certificate Account, (iii) the Trustee's rights under all insurance policies with respect to the SBA Loans required to be maintained pursuant to this Agreement and the Unguaranteed Interest of any Insurance Proceeds, (iv) the Unguaranteed Interest of any Liquidation Proceeds, (v) the Unguaranteed Interest of any Released Mortgaged Property Proceeds, including all earnings thereon and proceeds thereof and (vi) the Servicer's rights under the Multi-Party Agreement. Amounts deposited in the Principal and Interest Account, Spread Account and Expense Account shall be held by the Trustee or the Spread Account Trustee, as the case may be, but shall not constitute part of the Trust Fund.

                  TRUSTEE: Marine Midland Bank, or its successor in interest, or any successor trustee appointed as herein provided.

                  TRUSTEE'S DOCUMENT FILE:  The documents delivered pursuant to
Section 2.04.

                  UNGUARANTEED INTEREST: That portion of an SBA Loan not guaranteed by the SBA pursuant to the SBA Rules and Regulations and not constituting part of the Bank's Interest or the Premium Protection Fee.

                  UNGUARANTEED PERCENTAGE: With respect to any SBA Loan, the quotient, expressed as a percentage, the numerator of which shall be the principal portion of the Unguaranteed Interest of such SBA Loan as of the Cut-Off Date and the denominator of which shall be the sum of the principal portion of the Unguaranteed Interest, the principal portion of the Guaranteed Interest and the principal portion of the Bank's Interest of such SBA Loan as of the Cut-Off Date.




0210576.10

                                                    ARTICLE II

                                       SALE AND CONVEYANCE OF THE TRUST FUND

                  Section 2.01      Sale and Conveyance of Trust Fund.

                  (a) The Seller hereby sells, transfers, assigns, sets over and conveys to the Trustee without recourse and for the benefit of the SBA, the Holder of the Bank's Interest and the Certificateholders, as their interests may appear, subject to the terms of this Agreement, the Multi-Party Agreement and the SBA Rules and Regulations, all of the right, title and interest of the Seller in and to the Unguaranteed Interests of the SBA Loans and all other assets included or to be included in the Trust Fund.

                  (b) The rights of the Certificateholders to receive payments with respect to the SBA Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement.

                  Section 2.02      Possession of SBA Files.

                  (a) Upon the issuance of the Certificates, the ownership of each SBA Note, the Mortgage and the contents of the related SBA File shall be vested in the Trustee for the benefit of the SBA, the Holder of the Bank's Interest and the Certificateholders, as their interests may appear.

                  (b) Pursuant to Section 2.04, the Seller has delivered or caused to be delivered each SBA Note to the Agent of the SBA.

                  Section 2.03      Books and Records.

                  The sale of the Unguaranteed Interest of each SBA Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller and the Seller shall respond to any third-party inquiry that such transfer is so reflected as a sale. The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each SBA Loan which shall be clearly marked to reflect the ownership of each SBA Loan by the Trustee for the benefit of the SBA, the Holder of the Bank's Interest and the Certificateholders, as their interests may appear.



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






                  Section 2.04      Delivery of SBA Loan Documents.

                  The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, with respect to the SBA Notes being delivered pursuant to (a) below, to the Agent of the SBA, each of the following documents for each SBA Loan:

                  (a) The original SBA Note, endorsed by means of an allonge (i.e., an endorsement of the SBA Note constituting a separate piece of paper) as follows: "Pay to the order of Marine Midland Bank, and its successors and assigns, as trustee under that certain Pooling and Servicing Agreement dated as of April 30, 1997, for the benefit of the United States Small Business Administration, the Holder of the Bank's Interest and holders of SWB SBA Loan-Backed Certificates, Series 1997-1, Class A and Class B, as their respective interests may appear, without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Seller, if the Seller was not the originator;

                  (b) With  respect  to those SBA  Loans  secured  by  Mortgaged
Properties, either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording until such time as the original is returned by the public recording office or duly licensed title or escrow officer or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                  (c) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) the original Assignment of Mortgage from the Seller endorsed as follows: "Marine Midland Bank ("Assignee"), its successors and assigns, as trustee under the Pooling and Servicing Agreement dated as of April 30, 1997, subject to the Multi-Party Agreement dated as of April 30, 1997" with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for SBA Loans secured by Mortgaged Properties located in the same county), or (ii) a copy of such Assignment of Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording (provided, however, that where the original Assignment of Mortgage is not being delivered to the Trustee, each such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating to the Mortgages originated by the Seller);

                  (d) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the Seller, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a



0210576.10

Responsible Officer of the Seller where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

                  (e) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) originals of all title insurance policies relating to the Mortgaged Properties to the extent the Seller obtained such policies or (ii) copies of any title insurance policies to the extent the Seller obtained such policies certified as true by the Seller;

                  (f) For all SBA Loans, blanket assignment of all collateral securing the SBA Loan, including without limitation, all rights under applicable guarantees, insurance agreements and insurance policies, if any;

                  (g) For all SBA Loans, irrevocable power of attorney from the Seller to the Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the SBA Loans in accordance with the Agreement. The power of attorney will be delegable by the Trustee to the Servicer and any successor servicer and will permit the Trustee or its delegate at the Trustee's request to prepare, execute and file or record UCC financing statements and notices to insurers; and

                  (h) For all SBA Loans, blanket UCC-1 financing statements identifying by type all Collateral for the SBA Loans in the SBA Loan Pool and naming the Trustee and the SBA as Secured Parties and the Bank as the Debtor. The UCC-1 financing statements will be filed on behalf of the Bank promptly following the Closing Date in the applicable locations.

                  The Seller shall, within ten Business Days after the receipt thereof, and in any event, within one year of the Closing Date, deliver or cause to be delivered to the Trustee: (i) the original recorded Mortgage in those instances where a copy thereof certified by the Seller was delivered to the Trustee; (ii) the original recorded Assignment of Mortgage from the Seller to the Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of title from the originator to the Trustee in those instances where copies thereof certified by the Seller were delivered to the Trustee; and (iii) any intervening assignments of Mortgage in those instances where copies thereof certified by the Seller were delivered to the Trustee. Notwithstanding anything to the contrary contained in this Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, Assignment of Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. All SBA Loan documents held by the Trustee or the Agent of the SBA, as the case may be, as to each SBA Loan are referred to herein as the "Trustee's Document File."




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





                  Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Unguaranteed Interests of the SBA Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Unguaranteed Interests of the SBA Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

                  All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Servicer.

                  Section 2.05 Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by Trustee.

                  (a) The SBA shall cause the Agent of the SBA to execute and deliver on the Closing Date, for each SBA Loan, an acknowledgment of receipt of the original SBA Note by the Agent of the SBA by facsimile with an original executed copy to follow, in the form attached as Exhibit 1 to the Multi-Party Agreement, and declares that the Agent of the SBA will hold such documents and any amendments, replacements or supplements thereto, as agent for the benefit of the SBA, the Holder of the Bank's Interest and the Certificateholders. The Trustee agrees, for the benefit of the SBA, the Holder of the Bank's Interest and the Certificateholders, to review each Trustee's Document File within 90 days after the Closing Date (or, with respect to any Qualified Substitute SBA Loan, within 45 days after the assignment thereof) and to deliver to the Certificateholders, the Seller, the SBA and the Servicer a certification in the form attached hereto as Exhibit F-1. Within 360 days after the Closing Date (or, with respect to any Qualified Substitute SBA Loan, within 360 days after the assignment thereof), the Trustee shall deliver to the Servicer, the Seller, the SBA, Moody's and any Certificateholder who requests a copy from the Trustee a final certification in the form attached hereto as Exhibit F-2 evidencing the completeness of the Trustee's Document Files.

                  (b) If the Trustee or the SBA, as the case may be, during the process of reviewing the Trustee's Document Files finds any document constituting a part of a Trustee's Document File which is not properly executed, has not been received, is unrelated to an SBA Loan identified in the SBA Loan Schedule, or does not conform in a material respect to the requirements of
Section 2.04 or the description thereof as set forth in the SBA Loan Schedule, the Trustee or the SBA, as the case may be, shall promptly so notify the Servicer and the Seller. In performing any such review, the Trustee or the SBA, as the case may be, may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's and the SBA's review of the SBA Files is limited solely to confirming that the documents listed in Section 2.04 have been executed and received and relate to the SBA Loans identified in the SBA Loan Schedule. The Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of an SBA File of



0210576.10
which it is so notified by the Trustee or the SBA, as the case may be. If, however, within 60 days after the Trustee's or SBA's notice to it respecting such material defect the Seller has not remedied such material defect and such defect materially and adversely affects the value of the related SBA Loan, the Seller will (i) substitute in lieu of such SBA Loan a Qualified Substitute SBA Loan in the manner and subject to the conditions set forth in Section 3.03 or
(ii) purchase the Unguaranteed Interest of such SBA Loan at a purchase price equal to the Principal Balance of such Unguaranteed Interest as of the date of purchase, plus 30 days' interest on such Principal Balance, computed at the Adjusted SBA Loan Remittance Rate as of the next succeeding Determination Date, plus any accrued unpaid Servicing Fees, Monthly Advances and Servicing Advances reimbursable to the Servicer, which purchase price shall be deposited in the Principal and Interest Account on the next succeeding Determination Date.

                  (c) Upon receipt by the Trustee and the SBA of a certification of a Servicing Officer of the Servicer of such purchase and the deposit of the amounts described above in the Principal and Interest Account (which certification shall be in the form of Exhibit I hereto), the Trustee and the SBA shall release to the Servicer for release to the Seller the related Trustee's Document File and the Trustee and the SBA shall execute, without recourse, and deliver such instruments of transfer necessary to transfer such SBA Loan to the Seller. All costs of any such transfer shall be borne by the Servicer.

                  (d) If in connection with taking any action the Servicer requires any item constituting part of the Trustee's Document File, or the release from the lien of the related SBA Loan of all or part of any Mortgaged Property or other Collateral, the Servicer shall deliver to the Trustee and the SBA a certificate to such effect in the form attached as Exhibit I hereto. Upon receipt of such certification, the Trustee or the SBA, as the case may be, shall deliver to the Servicer the requested documentation and the Trustee shall execute, without recourse, and deliver such instruments of transfer necessary to release all or the requested part of the Mortgaged Property or other Collateral from the lien of the related SBA Loan.

                  On the Remittance Date in March of each year, commencing March 1998, the Trustee shall deliver to the Seller, the SBA and the Servicer a certification detailing all transactions with respect to the SBA Loans for which the Trustee holds a Trustee's Document File pursuant to this Agreement during the prior calendar year. Such certification shall list all Trustee's Document Files which were released by or returned to the Trustee or the Agent of the SBA during the prior calendar year, the date of such release or return and the reason for such release or return.

                  Section 2.06      [Intentionally Omitted]

                  Section 2.07      Authentication of Certificates.

                  The Trustee acknowledges the assignment to it of the SBA Loans and the delivery to the Trustee and the Agent of the SBA of the Trustee's Document Files and, concurrently with



0210576.10
such delivery, has authenticated or caused to be authenticated and delivered to or upon the order of the Seller, in exchange for the SBA Loans, the Trustee's Document Files and the other assets included in the definition of Trust Fund, Certificates duly authenticated by the Trustee in authorized denominations.

                  Section 2.08      Fees and Expenses of the Trustee.

                  The fees and expenses of the Trustee including (i) the annual fees of the Trustee, which are payable quarterly in advance, and subject to rebate to the Servicer as additional servicing compensation hereunder for any fraction of a calendar quarter in which this Agreement terminates, (ii) any other fees and expenses to which the Trustee is entitled pursuant to this Agreement or its written agreement with the Seller, and (iii) reimbursements to the Servicer for any advances made by the Servicer to the Expense Account pursuant to Section 6.03 hereof, shall be paid from the Expense Account in the manner set forth in Section 6.03 hereof; provided, however, that the Seller shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The Servicer and the Trustee hereby covenant with the Certificateholders that every material contract or other material agreement entered into by the Trustee, or the Servicer, acting as attorney-in-fact for the Trustee, on behalf of the Trust Fund shall expressly state therein that no Certificateholder shall be personally liable in connection with such contract or agreement.




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





                                                    ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES

                  Section 3.01      Representations of the Seller.

                  The Seller hereby represents and warrants to the Trustee and the Certificateholders as of the Closing Date:

                  (a) The Seller is a California state chartered bank duly organized, validly existing, and in good standing under the laws of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller and perform its obligations hereunder; the Seller has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid, binding and enforceable upon the Seller in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the SBA Loans by the Trustee, as trustee.

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Seller of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and such of the other documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the articles of association or by-laws of the


                                                       1
0210576.10

Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

                  (d) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (e) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (f) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may (i) except as described in the Private Placement Memorandum, result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement and each Subservicing Agreement or (ii) which would draw into question the validity of this Agreement or the SBA Loans;

                  (g) The Trust Fund will not constitute an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (h) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (i) The statements contained in the Private Placement Memorandum which describe the Seller or the SBA Loans or matters or activities for which the Seller is responsible in accordance with the Private Placement Memorandum, this Agreement and all documents referred to therein or herein or delivered in connection therewith or herewith, or which are attributable to the Seller therein or herein are true and correct in all material respects, and the Private Placement Memorandum does not contain any untrue statement of a material fact with respect to the Seller or the SBA Loans and does not omit to state a material fact necessary to make the statements contained therein with respect to the Seller or the SBA Loans not misleading in light of the circumstances under which they were made. The Seller is not aware that the Private Placement


                                                       2
0210576.10

Memorandum contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not misleading. There is no fact peculiar to the Seller or the SBA Loans and known to the Seller that materially adversely affects or in the future may (so far as the Seller can now reasonably foresee) materially adversely affect the Seller or the SBA Loans or the ownership interests therein represented by the Certificates that has not been set forth in the Private Placement Memorandum;

                  (j) No Certificateholder is subject to state licensing requirements solely by virtue of holding the Certificates;

                  (k) The transfer, assignment and conveyance of the SBA Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction and do not violate the SBA Rules and Regulations;

                  (l) The origination and collection practices used by the Seller with respect to each SBA Note and Mortgage have been in all material respects legal, proper, prudent and customary in the SBA loan origination and servicing business;

                  (m) The Seller received fair consideration and reasonably equivalent value in exchange for the sale of the Unguaranteed Interest of the SBA Loans evidenced by the Certificates;

                  (n) Neither the Seller nor any of its affiliates sold any interest in any SBA Loan evidenced by the Certificates with any intent to hinder, delay or defraud any of their respective creditors; and

                  (o) The Seller is solvent, and the Seller will not be rendered insolvent as a result of the transfer of the SBA Loans to the Trust Fund or the sale of the Certificates.

                  Section 3.02   Individual SBA Loans.

                  The Seller hereby represents and warrants to the Trustee, and the Certificateholders, with respect to each SBA Loan, as of the Closing Date:

                  (a) The information with respect to each SBA Loan set forth in the SBA Loan Schedule is true and correct;

                  (b) All of the original or certified documentation set forth in Section 2.04 (including all material documents related thereto) has been or will be delivered to the Trustee or the Agent of the SBA, on behalf of the Trustee, prior to the Closing Date or as otherwise provided in Section 2.04;



                                                       3
0210576.10

                  (c) Each Mortgaged Property is improved by a Commercial Property or a Residential Property and does not constitute other than real property under state law;

                  (d) Except with respect to no more than 10% of the SBA Loans (measured by Principal Balance), each SBA Loan has been originated by the Seller and is being serviced by the Bank;

                  (e) Approximately 87.41% (measured by Principal Balance) of the SBA Notes will, with respect to principal and interest payments, adjust monthly and provide for a schedule of Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such SBA Note on its maturity date; provided, however, that up to 11.20% of the SBA Loans (measured by Principal Balance) may adjust principal and interest payments on a quarterly basis and up to 1.40% of the SBA Loans (measured by Principal Balance) may bear a fixed rate of interest;

                  (f) With respect to those SBA Loans secured by a Mortgaged Property, each Mortgage is a valid and subsisting lien of record on the Mortgaged Property subject only to Prior Liens, if any, on such Mortgaged Property and subject in all cases to such exceptions that are generally acceptable to banking institutions in connection with their regular commercial lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (g) With respect to those SBA Loans secured by Collateral other than a Mortgaged Property, the related Note, security agreements, if any, and UCC-1 filed with respect to such Collateral creates a valid and subsisting lien of record on such Collateral subject only to any Prior Liens, if any, on such Collateral and subject in all cases to such exceptions that are generally acceptable to banking institutions in connection with their regular commercial lending activities, and such other exceptions to which similar Collateral is commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Note, security agreement and UCC-1;

                  (h) Immediately prior to the transfer and assignment herein contemplated, the Seller held good and indefeasible title to, and was the sole owner of, the Unguaranteed Interest of each SBA Loan conveyed by the Seller subject to no liens, charges, mortgages, encumbrances or rights of others except such other liens which will be released simultaneously with such transfer and assignment;

                  (i) As of the Cut-Off Date, no SBA Loan is 30 or more days delinquent in payment;

                  (j) To the best of the Seller's knowledge, there is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material


                                                       4
0210576.10
damage and is in good repair;

                  (k) The SBA Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the SBA Note or any related Mortgage, or the exercise of any right thereunder, render either the SBA Note or any related Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (l) Each SBA Loan at the time it was made complied and, as of the Closing Date, complies in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and the SBA Rules and Regulations;

                  (m) Each SBA Loan was originated (or, with respect to no more than 10% of the SBA Loans (measured by Principal Balance), purchased and re-underwritten) by the Seller in accordance with the underwriting criteria and procedures set forth in the Private Placement Memorandum;

                  (n) With respect to SBA Loans secured in whole or in part by a Mortgaged Property, in accordance with each Authorization and Loan Agreement between the SBA and the related borrower and the SBA Rules and Regulations, the Seller requires that the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Section 5.07;

                  (o) Pursuant to the SBA Rules and Regulations, the Seller requires that if a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 5.07;

                  (p) Each SBA Note, any related Mortgage and any other agreement pursuant to which Collateral is pledged to the Seller is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), none of which will prevent the ultimate realization of the security provided by the Collateral or other agreement, and all parties to each SBA Loan had full legal capacity to execute all SBA Loan documents and convey the estate therein purported to be conveyed;

                  (q) The Seller has caused and will cause to be performed any and all acts


                                                       5
0210576.10
reasonably required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the SBA Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee or Seller, respectively;


                  (r) Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the obligor (or, subject to Section 2.04 hereof, are in the process of being recorded);

                  (s) Each SBA Loan conforms, and all such SBA Loans in the aggregate conform, to the description thereof set forth in the Private Placement Memorandum;

                  (t) The terms of the SBA Note and the related Mortgage or other security agreement pursuant to which Collateral was pledged have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the SBA, the Holder of the Bank's Interest and the Certificateholders and which has been delivered to the Trustee;

                  (u) There are no material defaults in complying with the terms of any applicable Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount which the Bank reasonably believes to be sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

                  (v) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is, to the extent not fully covered by insurance, undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the SBA Loan or the use for which the premises were intended;

                  (w) Each Mortgaged Property which is the primary collateral for the related SBA Loan underwent, at the time of origination of such SBA Loan, the standard environmental studies required by the SBA and such studies revealed that such Mortgaged Property was free of contamination from toxic substances or hazardous wastes;

                  (x) The proceeds of the SBA Loan have been fully disbursed, and there is no obligation on the part of the Seller to make future advances thereunder. Any and all requirements as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the SBA Loans were paid;


                                                       6
0210576.10

                  (y) There is no obligation on the part of the Seller or any other party (except for any guarantor of an SBA Loan) to make Monthly Payments in addition to those made by the Obligor;

                  (z) No statement, report or other document signed by the Seller constituting a part of the SBA File contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made;

                  (aa) No SBA Loan has a shared appreciation feature, or other contingent interest feature;

                  (bb) With respect to each SBA Loan secured by a lien on Collateral which is not a first priority lien, either (i) no consent for the SBA Loan is required by the holder of any related Prior Lien or (ii) such consent has been obtained;

                  (cc) Each SBA Loan was originated to a business located in the State identified in the SBA Loan Schedule;

                  (dd) All parties which have had any interest in the SBA Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein any Mortgaged Property or other Collateral is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or
(C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

                  (ee) Any related Mortgage to an SBA Loan contains customary and enforceable provisions in accordance with the SBA Rules and Regulations which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property constituting primary Collateral at a trustee's sale or the right to foreclose the Mortgage;

                  (ff) There is no default, breach, violation or event of acceleration existing under the SBA Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Seller has waived any default, breach, violation or event of acceleration;

                  (gg) All parties to the SBA Note and any related Mortgage or other document pursuant to which Collateral was pledged had legal capacity to execute the SBA Note and any


                                                       7
0210576.10
such Mortgage or other document and each SBA Note and Mortgage or other document have been duly and properly executed by such parties;

                  (hh) The SBA Loan is not different in any material respect than the other SBA loans in the Seller's portfolio not conveyed to the Trustee under this Agreement;

                  (ii) All amounts received after the Cut-Off Date with respect to the SBA Loans have been, to the extent required by this Agreement, deposited into the Principal and Interest Account and are, as of the Closing Date, in the Principal and Interest Account; and

                  (jj) Each SBA Loan is secured by one or more items of Collateral. The Seller reasonably believes, based upon representations of the related Obligor, that at the time the related SBA Loan was originated, the aggregate value of all Collateral securing such SBA Loan was at least equal to the original principal amount of the related SBA Loan and all Prior Liens securing the related Collateral.

                  Section 3.03   Purchase and Substitution of Defective SBA
Loans.

                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Certificates to the Certificateholders. Upon discovery by the Servicer, any Subservicer or the Trustee of a breach of any of such representations and warranties which materially and adversely affects the value of the SBA Loans or the interest of the Certificateholders or the SBA therein or which materially and adversely affects the interests of the Certificateholders and the SBA in the related SBA Loan in the case of a representation and warranty relating to a particular SBA Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Seller shall (a) promptly cure such breach in all material respects, (b) purchase the Unguaranteed Interest of such SBA Loan by depositing in the Principal and Interest Account, on the next succeeding Determination Date, an amount and in the manner specified in Section 2.05(b), or (c) if within two years of the Closing Date, remove such SBA Loan from the Trust Fund (in which case it shall become a Deleted SBA Loan) and substitute one or more Qualified Substitute SBA Loans. Any such substitution shall be accompanied by payment by the Seller of the Substitution Adjustment, if any.

                  As to any Deleted SBA Loan for which the Seller substitutes a Qualified Substitute SBA Loan or Loans, the Servicer shall effect such substitution by delivering to the Trustee and the Agent of the SBA a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and shall also deliver to the Trustee and the Agent of the SBA, as applicable, the documents constituting the Trustee's Document File for such Qualified Substitute SBA Loan or Loans.



                                                       8
0210576.10

                  The Servicer shall deposit in the Principal and Interest Account the Unguaranteed Percentage of all payments of principal received in connection with such Qualified Substitute SBA Loan or Loans after the date of such substitution together with all interest (net of the portion thereof required to be paid to the related Registered Holder, the Agent of the SBA's Fee, the Additional Fee, the Bank's Interest, the Premium Protection Fee and the Servicing Fee with respect to each SBA Loan). Monthly Payments received with respect to Qualified Substitute SBA Loans on or before the date of substitution will be retained by the Seller. The Trust Fund will own all payments received with respect to the Unguaranteed Interest on the Deleted SBA Loan on or before the date of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted SBA Loan. The Servicer shall give written notice to the Trustee that such substitution has taken place and shall amend the SBA Loan Schedule to reflect the removal of such Deleted SBA Loan from the terms of this Agreement and the substitution of the Qualified Substitute SBA Loan or Loans. Upon such substitution, such Qualified Substitute SBA Loan or Loans shall be subject to the terms of this Agreement in all respects, including Sections 2.04 and 2.05, and the Seller shall be deemed to have made with respect to such Qualified Substitute SBA Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the Seller will remit to the Servicer, and the Servicer will deposit into the Principal and Interest Account an amount equal to the Substitution Adjustment.

                  In addition to the cure, purchase and substitution obligation in Section 2.05 and this Section 3.03, the Seller shall indemnify and hold harmless the Trust Fund, the Trustee and the Certificateholders against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in Sections 2.05 and 3.03 to cure, purchase or substitute for a defective SBA Loan and to indemnify the Certificateholders and the Trustee as provided in Sections 2.05 and 3.03 constitute the sole remedies of the Trustee and the Certificateholders respecting a breach of the foregoing representations and warranties and if the Seller substitutes a Qualified Substitute SBA Loan for a Deleted SBA Loan, the Seller shall not be liable for the performance of such Qualified Substitute SBA Loan or the affect, if any, on the market value of the Certificates if such should decrease in value as a result of such substitution.

                  Any cause of action against the Servicer or the Seller relating to or arising out of the breach of any representations and warranties made in Sections 2.05, 3.01 or 3.02 shall accrue as to any SBA Loan upon (i) discovery of such breach by any party and notice thereof to the Seller and or notice thereof by the Seller to the Trustee, (ii) failure by the Seller to cure such breach or purchase or substitute such SBA Loan as specified above, and
(iii) demand upon the Seller by the Trustee for all amounts payable hereunder in respect of such SBA Loan.




                                                       9
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                                                    ARTICLE IV

                                                 THE CERTIFICATES

                  Section 4.01   The Certificates.

                  The Class A and Class B Certificates shall be substantially in the forms annexed hereto as Exhibits B-1 and B-2 and shall, upon original issue, be executed and delivered by the Servicer to the Trustee for authentication and redelivery to or upon the order of the Seller, upon receipt by the Trustee and the Agent of the SBA of the documents specified in Section 2.04. All Certificates shall be executed on behalf of the Servicer by its President, one of its Executive Vice Presidents, one of its Senior Vice Presidents, one of its Vice Presidents or one of its Assistant Vice Presidents, in the denominations specified in the definition of Percentage Interest, and shall be authenticated on behalf of the Trustee by one of its Responsible Officers. Certificates bearing the signatures of individuals who were at the time of the execution or authentication of the Certificates the proper officers of the Servicer or a Responsible Officer of the Trustee, as the case may be, shall bind the Servicer or the Trustee, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

                  Section 4.02 Registration of Transfer and Exchange of Certificates.

                  (a) The Trustee shall cause to be kept at the office of the Certificate Registrar, in New York, New York, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Register shall contain the name, remittance instructions, Class and Percentage Interest of each Certificateholder, as well as the Series and the number in the Series. Marine Midland Bank is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

                  (b) Each Class of Certificates shall be issued in minimum denominations of $100,000 original principal amount and integral multiples of $1,000 in excess thereof, except that one Class A Certificate and one Class B
Certificate may be in a different denomination so that the sum of the denominations of all outstanding Class A Certificates and Class B Certificates shall equal the Original Class A Certificate Principal Balance and the Original Class B Certificate Principal Balance, respectively. On the Closing Date, the Trustee will execute and authenticate (i) one or more Global Certificates and/or
(ii) Individual Certificates all in an aggregate principal amount that shall equal the Original Class A Certificate Principal Balance and the Original Class B Certificate Principal Balance.

                           The Global Certificates (i) shall be delivered by the
Seller to the Depository


                                                       1
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or, pursuant to the Depository's instructions,  shall be delivered by the Seller on behalf of the Depository to and deposited with the DTC Custodian, and in each case shall be registered in the name of Cede & Co. and (ii) shall bear a legend substantially to the following effect:

                           "Unless   this   certificate   is   presented  by  an
                  authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate Registrar or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

                           The Global Certificates may be deposited with such
other Depository as the Seller may from time to time designate, and shall bear such legend as may be appropriate; provided that such successor Depository maintains a book-entry system that qualifies to be treated as "registered form" under Section 163(f)(3) of the Code.

                           The Seller and the Trustee are hereby authorized to
execute and deliver a Letter of Representations with the Depository relating to the Certificates.

                  (c) With respect to Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Seller, Servicer and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Seller, Servicer and the Trustee shall have no responsibility or obligation with respect to (a) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Certificates, (b) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Certificate, (c) the payment to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Certificates or (d) the making of book-entry transfers among Participants of the Depository with respect to Certificates registered in the Register in the name of the nominee of the Depository. No Person other than a registered Holder of a Certificate as shown in the Register shall receive a certificate evidencing such Certificate.

                  (d) Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of distributions by the mailing of checks or drafts to the registered Holders of Certificates appearing as registered Owners in the Certificate Register on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.


                                                       2
0210576.10

                  (e) In the event that (i) the Depository or the Servicer advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Certificates and the Servicer is unable to locate a qualified successor or (ii) the Servicer at its sole option elects to terminate the book-entry system through the Depository, the Certificates shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Servicer may determine that the Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Servicer, or such depository's agent or designee but, if the Servicer does not select such alternative global book-entry system, then upon surrender to the Certificate Registrar of the Global Certificates by the Depository, accompanied by the registration instructions from the Depository for registration, the Trustee shall at the Servicer's expense execute and authenticate Individual Certificates. Neither the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Individual Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Seller shall recognize the Holders of the Individual Certificates as Certificateholders hereunder.

                  (f) Notwithstanding any other provision of this Agreement to the contrary, so long as any Certificates are registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal and interest on such Certificates and all notices with respect to such Certificates shall be made and given, respectively, in the manner provided in the Letter of Representations.

                  (g) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Certificate Registrar and, upon satisfaction of the conditions set forth below, the Servicer shall execute in the name of the designated transferee or transferees, a new Certificate of the same Percentage Interest and dated the date of authentication by the Trustee. The Certificate Registrar shall notify the Servicer and the Trustee of any such transfer.

                           At the option of the Certificateholders, Certificates
may be exchanged for other Certificates in authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Servicer shall execute the Certificates which the Certificate-holder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall be accompanied by wiring instructions, if applicable, in the form of Exhibit E(1).

                  (h) No service charge shall be made for any transfer or exchange of Certificates, but prior to transfer the Certificate Registrar may require payment by the transferor of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


                                                       3
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





                  All Certificates surrendered for transfer and exchange shall be marked canceled by the Authenticating Agent and retained for one year and destroyed thereafter.

                  (i) By acceptance of an Individual Certificate, whether upon original issuance or subsequent transfer, each holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. In addition to the provisions of Section 4.02(n) the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Certificate to a transferee that takes delivery in the form of an Individual Certificate:

                           (i) The  Certificate  Registrar  shall  register  the
                  transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Certificate Registrar with a Rule 144A Certification.

                           (ii) The  Certificate  Registrar  shall  register the
                  transfer of any Individual Certificate if (x) the transferor has advised the Certificate Registrar in writing that the Certificate is being transferred to an Institutional
                  Accredited Investor; and (y) prior to the transfer the transferee furnishes to the Certificate Registrar a Transferee Letter, provided that, if based upon an Opinion of Counsel to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Certificate Registrar may as a condition of the registration of any such transfer require the transferor to furnish other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate.

                  (j) Subject to Section 4.02(n), so long as the Global Certificate remains outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in the Global Certificate, or transfers by holders of Individual Certificates to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with this Section 4.02(j) and in accordance with the rules of the Depository.

                           (i) In  the  case  of a  beneficial  interest  in the
                  Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Certificate Registrar shall register such transfer only upon compliance with the provisions of Section 4.02(i)(ii).

                           (ii) In the  case  of a  beneficial  interest  in the
                  Global Certificate being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates, except as set forth in clause (i) above, the Certificate Registrar shall register such transfer only upon compliance with the provisions of


                                                       4
0210576.10

                  Section 4.02(i)(i).

                           (iii) In the case of an Individual  Certificate being
                  transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate, the Certificate Registrar shall register such transfer if the transferee has provided the Certificate Registrar with a Rule 144A Certification.

                           (iv) No restrictions  shall apply with respect to the
                  transfer or registration of transfer of a beneficial interest in the Global Certificate to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate.

                  (k) Subject to Section 4.02(n), an exchange of a beneficial interest in the Global Certificate for an Individual Certificate or Certificates, an exchange of an Individual Certificate or Certificates for a beneficial interest in the Global Certificate and an exchange of an Individual Certificate or Certificates for another Individual Certificate or Certificates (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate, so long as such Certificate remains outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Section 4.02(k) and in accordance with the rules of the Depository.

                           (i) A holder of a  beneficial  interest in the Global
                  Certificate may at any time exchange such beneficial interest for an Individual Certificate or Certificates.

                      (ii) A holder of an  Individual  Certificate  may exchange such Certificate for a beneficial interest in the Global Certificate if such holder furnishes to the Registrar a Rule 144A Certification.

                     (iii) A holder of an  Individual  Certificate  may exchange such Certificate for an equal aggregate principal amount of Individual Certificates in different authorized denominations without any certification.

                  (l) (i) Upon acceptance for exchange or transfer of an Individual Certificate for a beneficial interest in the Global Certificate as provided herein, the Certificate Registrar shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

                           (ii) Upon  acceptance  for  exchange or transfer of a
                  beneficial interest in the Global Certificate for an Individual Certificate as provided herein, the Certificate Registrar shall (or shall request the Depository to) endorse on the schedule affixed to the Global Certificate (or on a continuation of such schedule affixed to the


                                                       5
0210576.10

                  Global Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

                  (m) The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in the Global Certificate.

                  (n) Subject to the restrictions on transfer and exchange set forth in this Section 4.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination or any integral multiple of $1,000 in excess thereof) by surrendering such Certificate at the Corporate Trust Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Certificate Registrar in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Certificate Registrar in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Certificate Registrar shall, within five Business Days of such request made at such Corporate Trust Office, cause the Trustee to authenticate and the Certificate Registrar to deliver at such Corporate Trust Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Percentage Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office by the registered holder in person, or by a duly authorized attorney-in-fact.

                  (o) No transfer of any Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, unless such transfer is made in reliance upon Rule 144A under the Securities Act, (i) the Trustee may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller, the Servicer or the Trust and (ii) the Trustee shall require the transferee to execute a Transferee Letter certifying to the Seller and the Trustee the facts surrounding such transfer, which Transferee Letter shall not be an expense of the Trustee, the Seller, the Servicer or the Trust. The holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller and the Servicer against any liability that may result if the


                                                       6
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





transfer is not so exempt or is not made in accordance with such federal and state laws. None of the Seller, the Servicer, the Trustee or the Trust intends or is obligated to register or qualify any Certificate under the Securities Act or any state securities laws.

         (p) No Class B Certificate may be acquired directly or indirectly, for or on behalf of: (i) an employee benefit plan or other retirement arrangement subject to ERISA, and/or Section 4975 of the Code, or (ii) any entity, the assets of which would be deemed plan assets under the Department of Labor regulations set forth at 29 C.F.R. ss.2510.3-101 (collectively, a "Plan"). No transfer of a Class B Certificate representing an Individual Certificate shall be made unless the Trustee shall have received a certification from the transferee of such Individual Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transferee is not acquiring a Class B Certificate, directly or indirectly, for or on behalf of a Plan. Notwithstanding anything else to the contrary herein, in the event any purported transfer of any Class B Certificate representing an Individual Certificate is made without delivery of the certification referred to above, such certification shall be deemed to have been made by the Transferee by its acceptance of such Individual Certificate. In addition, any purported transfer of a Class B Certificate representing an Individual Certificate directly or indirectly to or on behalf of a Plan shall be void and of no effect. The acquisition of a Class B Certificate representing an interest in a Global Certificate shall be deemed a representation by the acquirer that it is not acquiring a Class B Certificate, directly or indirectly, for or on behalf of a Plan.


                 Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Servicer, the Trustee and the Certificate Registrar such security or indemnity as may be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer, the Trustee and the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Servicer shall execute and deliver, and the Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Servicer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

                  Section 4.04      Persons Deemed Owners.


                  Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Seller, the Trustee, the Paying Agent and the Certificate Registrar may treat the Person in whose name any Certificate

                                                       7
0210576.10
is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.07 and for all other purposes whatsoever, and the Seller, the Servicer, the Trustee and the Certificate Registrar shall not be affected by notice to the contrary.




                                                       8
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





                                                     ARTICLE V

                                     ADMINISTRATION AND SERVICING OF SBA LOANS

                  Section 5.01      Duties of the Servicer.

                  (a) The Servicer covenants and agrees that it shall act as agent (and the Servicer is hereby appointed to act as agent) on behalf of the Trust Fund and that, in such capacity, it shall: (i) prepare and file, or cause to be prepared and filed, in a timely manner, any Tax Return required to be filed by the Trust Fund; (ii) prepare and forward, or cause to be prepared and forwarded, to the Trustee, the Certificateholders and to the Internal Revenue Service and any other relevant governmental taxing authority all information returns or reports as and when required to be provided to them in accordance with any provision of federal, state or local income tax laws; (iii) to the extent that the affairs of the Trust Fund are within its control, conduct such affairs at all times that any Certificates are outstanding so as to maintain the status of the Trust Fund as a grantor trust under any applicable federal, state and local laws; (iv) pay the amount of any and all federal, state, and local taxes, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (v) ensure that any such returns or reports filed on behalf of the Trust Fund are properly executed by the appropriate person; and (vi) represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Trust Fund, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any item of the Trust Fund and otherwise act on behalf of the Trust Fund in relation to any tax matter involving the Trust Fund. The Servicer shall indemnify the Trustee and the Trust Fund for any liability it may incur in connection with this Section 5.01(a), which indemnification shall survive the termination of the Trust Fund; provided, however, that the Servicer shall not indemnify the Trustee for the Trustee's negligence, willful misconduct or bad faith.

                  (b) The Servicer, as an independent contract servicer, shall service and administer the SBA Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement, the Multi-Party Agreement and the SBA Rules and Regulations. The Servicer may enter into Subservicing Agreements for any servicing and administration of SBA Loans with an entity approved with prior written consent by the SBA. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement and the Multi-Party Agreement. The Servicer shall be entitled to terminate any Subservicing
Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related SBA Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.


                                                       1
0210576.10

                  (c) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the SBA, the Holder of the Bank's Interest and the Certificateholders for the servicing and administering of the SBA Loans in accordance with the provisions of this Agreement, the Multi-Party Agreement and the SBA Rules and Regulations without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the SBA Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on SBA Loans when any Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  (d) Any Subservicing Agreement that may be entered into and any transactions or services relating to the SBA Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee, the SBA, the Holder of the Bank's Interest and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 5.01(e).

                  (e) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee shall, subject to Section 10.02 hereof, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the SBA Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                  (f)  Consistent  with  the  terms  of  this   Agreement,   the
Multi-Party Agreement, the SBA Agreement (as defined in the Multi-Party Agreement) and the SBA Rules and Regulations, the Servicer may waive, modify or vary any term of any SBA Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Obligor if in the Servicer's determination such waiver, modification, postponement or indulgence


                                                       2
0210576.10
is not materially adverse to the interests of the SBA, the Holder of the Bank's Interest and the Certificateholders, provided, however, that (unless (x) the Obligor is in default with respect to the SBA Loan, or such default is, in the judgment of the Servicer, imminent and (y) the Servicer determines that any modification would not be considered a new loan for federal income tax purposes) the Servicer may not permit any modification with respect to any SBA Loan that would change the SBA Loan Interest Rate, defer (subject to Section 5.12), or forgive the payment of any principal or interest (unless in connection with the liquidation of the related SBA Loan), or extend the final maturity date on such SBA Loan without the consent of the SBA, if such consent is then required by the SBA Rules and Regulations. In no event, however, may the Servicer extend the date payments are due on an SBA Loan for more than one year past the scheduled final maturity date of the related SBA Note. The Servicer may exercise all unilateral servicing actions permitted by participating lenders in accordance with the SBA Rules and Regulations. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Certificateholders be added to the amount owing under the related SBA Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee, the SBA, the Holder of the Bank's Interest and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the SBA Loans and with respect to any Mortgaged Properties or other Collateral. If reasonably required by the Servicer, each Certificateholder and/or the Trustee shall furnish the Servicer, within 5 Business Days of receipt of the Servicer's request, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Any such request to the Trustee shall be accompanied by a certification in the form of Exhibit I attached hereto signed by a Servicing Officer.

                  The Servicer, in servicing and administering the SBA Loans, shall employ or cause to be employed procedures (including collection, foreclosure and Foreclosed Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering SBA loans for its own account, in accordance with the SBA Rules and Regulations and giving due consideration to the Certificateholders', the Holder of the Bank's Interest and the SBA's reliance on the Servicer.

                  (g) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to
Section  9.04,  after  receipt of the  Opinion of Counsel  required  pursuant to
Section 9.04 addressed to the SBA and the Trustee, the Trustee or its designee shall assume all of the rights and obligations of the Servicer, subject to
Section 10.02 hereof. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records (including computer tapes and diskettes) relating to the SBA Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.


                                                       3
0210576.10

                  (h) For so long as any of the Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Servicer will provide or cause to be provided to any holder of such Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Servicer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A.

                  Section 5.02      Liquidation of SBA Loans.

                  In the event that any payment due under any SBA Loan and not postponed pursuant to Section 5.01 is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the SBA Loan, the Servicer shall take such action in accordance with the SBA Rules and Regulations as it shall deem to be in the best interests of the Certificateholders, the Holder of the Bank's Interest and the SBA. With respect to any such SBA Loan for which the SBA has expressed to the Servicer the SBA's desire to assume servicing of such SBA Loan consistent with the SBA Rules and Regulations, the Trustee shall, upon written direction of the Servicer, deliver to the SBA or its designee all or any portion of the Trustee's Document File relating to such SBA Loan and the Trustee shall execute such documents, including but not limited to an endorsement of the related SBA Note and an assignment of the related Mortgage, as the Servicer shall request. Expenses incurred in connection with any such action shall be the responsibility of the Servicer and shall not be chargeable to the Principal and Interest Account or the Certificate Account. Subject to the SBA Rules and Regulations and with the prior written consent of the SBA (if required by the SBA Rules and Regulations), the Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the SBA of Mortgaged Properties or other Collateral relating to defaulted SBA Loans as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section
5.10. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. The Unguaranteed Percentage of any amounts advanced in connection with such foreclosure or other action shall constitute "Servicing Advances." The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes on Mortgaged Properties in determining whether to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Property, and will not foreclose on a Mortgaged Property where it has cause to believe such substances exist unless (i) it had received a Phase I environmental report and such report reveals no environmental problems or (ii) any problems revealed by such Phase I environmental report have been corrected and a Phase II environmental report reveals no environmental problems.



                                                       4
0210576.10

                  After an SBA Loan has become a Liquidated SBA Loan, the Servicer shall promptly prepare and forward to the Trustee, the SBA and the Holder of the Bank's Interest and, upon request, any Certificateholder, a Liquidation Report, in the form attached hereto as Exhibit J, detailing the Liquidation Proceeds received from the Liquidated SBA Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

                  Section 5.03 Establishment of Principal and Interest Accounts; Deposits in Principal and Interest Accounts.

                  (a) The Servicer shall cause to be established and maintained one or more Principal and Interest Accounts, in one or more Eligible Deposit Accounts, in the form of time deposit or demand accounts, which may be interest-bearing or such accounts may be trust accounts wherein the moneys therein are invested in Permitted Instruments, titled "SierraWest Bank, as Servicer, in trust for the registered holders of SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B." All funds in such Principal and Interest Accounts shall be insured by the BIF or SAIF administered by the FDIC to the maximum extent provided by law. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C hereto.

                  A copy of such letter agreement shall be furnished to the Trustee, the SBA and, upon request, any Certificateholder.

                  (b) The Servicer and each Subservicer shall deposit without duplication (within two Business Days of receipt thereof) in the Principal and Interest Account and retain therein:

                     (i) the  Unguaranteed  Percentage of all payments  received after the Cut-Off Date on account of principal on the SBA Loans, including the Unguaranteed Percentage of all Excess Payments, Principal Prepayments and Curtailments collected after the Cut-Off Date;

                    (ii) all payments received after the Cut-Off Date on account of interest on the SBA Loans (net of the portion thereof required to be paid to the related Registered Holder, the Holder of the Bank's Interest, the Premium Protection Fee, the Agent of the SBA's Fee and the Servicing Fee with respect to each SBA Loan, the Additional Fee with respect to each Additional Fee SBA Loan, and other servicing compensation payable to the Servicer as permitted herein and, for the first Remittance Date, net of 50 days' interest on the Unguaranteed Interest of each SBA Loan at the applicable SBA Loan Interest Rate, and net of the related Excess Spread for such number of days);

                   (iii) the Unguaranteed Percentage of all Net Liquidation Proceeds;

                    (iv) the Unguaranteed Percentage of all Insurance Proceeds (other than amounts


                                                       5
0210576.10
                         to be applied to restoration or repair of any related Mortgaged Property, or to be released to the Obligor in accordance with customary servicing procedures);

                     (v) the Unguaranteed Percentage of all Released Mortgaged
                         Property Proceeds;

                    (vi) any amounts paid in connection  with the  repurchase of the Unguaranteed Interest of any SBA Loan and the amount of any Substitution Adjustment received pursuant to Sections 2.05 and 3.03;

                   (vii) any amount required to be deposited in the Principal and Interest Account pursuant to Section 5.04 or 5.10; and

                  (viii) the amount of any losses incurred in connection with investments in Permitted Instruments.

                  (c) The foregoing requirements for deposit in the Principal and Interest Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments with respect to the Guaranteed Interest, the Bank's Interest, the Premium Protection Fee and the Servicing Fee to the extent received and permitted by Section 7.03, with respect to each SBA Loan and the Additional Fee with respect to each Additional Fee SBA Loan, and the Agent of the SBA's Fee together with the difference between any Liquidation Proceeds and the related Net Liquidation Proceeds, need not be deposited by the Servicer in the Principal and Interest Account. Further, all payments received by the Servicer with respect to the Guaranteed Interest of the SBA Loans shall be applied as set forth in Section 9 of the Loan Guaranty Agreement.

                  (d) Any interest earnings on funds held in the Principal and Interest Account paid by an Eligible Deposit Account shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer immediately following its monthly remittance to the Trustee pursuant to Section 5.04(a). Any reference herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings.

                  Section 5.04 Permitted Withdrawals From the Principal and Interest Account.

                  The Servicer shall withdraw funds from the Principal and Interest Account for the following purposes:

                  (a) to effect the remittance to the Trustee on each Determination Date for deposit in the Certificate Account, the portion of the Available Funds for the related Remittance Date that is net of Compensating Interest, Monthly Advances and amounts then on deposit in the Spread Account;



                                                       6
0210576.10

                  (b) to reimburse itself for any accrued unpaid Servicing Fees, unreimbursed Monthly Advances and for unreimbursed Servicing Advances to the extent deposited in the Principal and Interest Account (and not netted from Monthly Payments received). The Servicer's right to reimbursement for unpaid Servicing Fees and, except as provided in the following sentence, Servicing Advances and Monthly Advances shall be limited to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Obligor or otherwise relating to the SBA Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for Servicing Advances and Monthly Advances in excess of such amounts shall be limited to any late collections of interest received on the SBA Loans generally, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and any other amounts; provided, however, that the Servicer's right to such reimbursement pursuant hereto shall be subordinate to the rights of the Certificateholders, the Registered Holders and the Holder of the Bank's Interest and may be exercised only if the Spread Balance equals the then applicable Specified Spread Account Requirement;

                  (c) to withdraw any amount received from an Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (d) (i) to make investments in Permitted Instruments and (ii) to pay to itself, as permitted by Section 5.03(d), interest paid in respect of Permitted Instruments or by an Eligible Deposit Account on funds deposited in the Principal and Interest Account;

                  (e) to withdraw any funds deposited in the Principal and Interest Account that were not required to be deposited therein or were deposited therein in error;

                  (f)  to pay itself servicing compensation pursuant to Section
7.03 hereof or interest as permitted under the definition of Excess Proceeds;
and

                  (g) to clear and terminate the Principal and Interest Account upon the termination of this Agreement.

                  So long as no default or Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, the Principal and Interest Account shall be maintained with an Eligible Deposit Account as an interest-bearing account meeting the requirements set forth in
Section 5.03(a), or the funds held therein may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing by the Servicer. In either case, funds in the Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that


                                                       7
0210576.10
maintains such account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments must be held by or registered in the name of "SierraWest Bank, as Servicer, in trust for the registered holders of SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997- 1." All interest or other earnings from funds on deposit in the Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the Principal and Interest Account pursuant to clause
(d) above. The amount of any losses incurred in connection with the investment of funds in the Principal and Interest Account in Permitted Instruments shall be deposited in the Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

                  Section 5.05      [Intentionally Omitted]

                  Section 5.06      Transfer of Accounts.

                  The Servicer may, upon written notice to the Trustee and the SBA, transfer any Principal and Interest Account to a different Eligible Deposit Account.

                  Section 5.07      Maintenance of Hazard Insurance.

                  The Servicer shall comply with the SBA Rules and Regulations concerning the issuance and maintenance of fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located. If when an SBA Loan was originated, to the best of the Servicer's knowledge after reasonable investigation, the related Mortgaged Property was in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) consistent with the SBA Rules and Regulations, the Servicer required and shall continue to require the related Obligor to purchase a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the full insurable value of the Mortgaged Property, or (ii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, and in accordance with the SBA Rules and Regulations and the Servicer's policies, on Foreclosed Property constituting real property, fire and hazard insurance in the amounts described above and liability insurance. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Obligor in accordance with the SBA Rules and Regulations) shall be deposited in the Principal and Interest Account, subject to withdrawal pursuant to Section 5.04. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Obligor or maintained on Foreclosed Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer or its affiliates.



                                                       8
0210576.10

                  Section 5.08      [Intentionally Omitted]

                  Section 5.09      Fidelity Bond.

                  The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount equal to $1,500,000, and a maximum deductible of $100,000, if commercially available, with coverage on all employees acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the SBA Loans ("Servicer Employees"). The fidelity bond shall insure the Trustee, its officers and employees against losses resulting from forgery, theft, embezzlement or fraud by such Servicer Employees. The errors and omissions policy shall insure against losses resulting from the errors, omissions and negligent acts of such Servicer employees. No provision of this
Section 5.09 requiring such fidelity bond and errors and omissions insurance shall relieve the Servicer from its duties as set forth in this Agreement. Upon the request of the Trustee, the SBA or any Certificateholder, the Servicer shall cause to be delivered to the Trustee, the SBA or such Certificateholder a certified true copy of such fidelity bond and insurance policy. The current issuer of such fidelity bond and insurance policy is Reliance Insurance Company.

                  Section 5.10 Title, Management and Disposition of Fore-closed Property.

                  In the event that title to a Mortgaged Property or other Collateral is acquired in foreclosure or by deed in lieu of foreclosure or by other legal process (a "Foreclosed Property"), the deed or certificate of sale, or the repossessed Collateral, shall be taken in the name of the Trustee on behalf of the Trust Fund.

                  Unless the servicing of a Foreclosed Property is assumed by the SBA pursuant to the SBA Rules and Regulations, the Servicer, subject to Sections 5.01 and 5.02 hereof, shall manage, conserve, protect and operate each Foreclosed Property or other repossessed Collateral for the SBA, the Holder of the Bank's Interest and the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosed Property or other repossessed Collateral in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the Foreclosed Property or other repossessed Collateral is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the SBA, the Holder of the Bank's Interest and the Certificateholders.

                  The Servicer shall cause to be deposited in the Principal and Interest Account, no later than five Business Days after the receipt thereof, the Unguaranteed Percentage of all revenues received with respect to the conservation and disposition of the related Foreclosed Property or other repossessed Collateral net of Servicing Advances.



                                                       9
0210576.10

                  The disposition of Foreclosed Property or other repossessed Collateral shall be carried out by the Servicer at such price, such time and upon such terms and conditions, as the Servicer, with SBA concurrence (if required by the SBA Rules and Regulations), deems to be in the best interest of the SBA and the Certificateholders. The Unguaranteed Percentage of the proceeds of sale of the Foreclosed Property or other repossessed Collateral shall promptly, but in no event later than two Business Days after receipt, be deposited in the Principal and Interest Account as received from time to time and, as soon as practicable thereafter, the expenses of such sale shall be paid, the Servicer shall, subject to Section 5.04, reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed Monthly Advances, and the Servicer shall deposit in the Principal and Interest Account the Unguaranteed Percentage of the net cash proceeds of such sale to be distributed to the Certificateholders in accordance with Section 6.07 hereof.

                  In the event any Mortgaged Property or other repossessed Collateral is acquired as aforesaid or otherwise in connection with a default or imminent default on an SBA Loan, the Servicer shall dispose of such Mortgaged Property or other repossessed Collateral within two years after its acquisition unless the Servicer and the Trustee shall have received an Opinion of Counsel also addressed to the SBA with respect to such longer retention.

                  Section 5.11      [Omitted.]

                  Section 5.12      Collection of Certain SBA Loan Payments.

                  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the SBA Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing and the SBA Rules and Regulations, the Servicer may in its discretion waive or permit to be waived any fee or charge (other than the Servicing Fee, without the written consent of the SBA) which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on an SBA Note for a period (with respect to each payment as to which the due date is extended) not greater than 180 days after the initially scheduled due date for such payment provided that the Servicer determines such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the due dates for payments due on an SBA Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 5.04(b) hereof.

                  Section 5.13 Access to Certain Documentation and Information Regarding the SBA Loans.

                  The Servicer shall provide to the Trustee, and at their request to the SBA, the


                                                       10
0210576.10

Holder of the Bank's Interest, the Certificateholders, the FDIC, the OCC, the Federal Reserve, the Office of Thrift Supervision and the supervisory agents and examiners of each of the foregoing access to the documentation held by the Servicer regarding the SBA Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

                  Section 5.14      Superior Liens.

                  If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by a Prior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the SBA, the Holder of the Bank's Interest and the Certificateholders, whatever actions are necessary to protect the interests of the Certificateholders, the Holder of the Bank's Interest and the SBA, and/or to preserve the security of the related SBA Loan. The Servicer shall immediately notify the Trustee, the Holder of the Bank's Interest and the SBA of any such action or circumstances. The Servicer will advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificateholders, the Holder of the Bank's Interest and the SBA. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.




                                                       11
0210576.10

                                                    ARTICLE VI

                                        PAYMENTS TO THE CERTIFICATEHOLDERS

                  Section 6.01 Establishment of Certificate Account; Deposits in Certificate Account; Permitted Withdrawals from Certificate Account.

                  (a) No later than the Closing Date, the Trustee will establish and maintain with itself in its trust department a trust account, which shall not be interest-bearing, titled "Certificate Account, Marine Midland Bank, as trustee for the registered holders of SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B" (the "Certificate Account"). The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein:

                           (i) the Available Funds (net of the amount of Monthly
                  Advances and Compensating Interest deposited pursuant to subclause (ii) below and amounts then on deposit in the Spread Account) remitted by the Servicer;

                      (ii) the Compensating Interest and the portion of the Monthly Advance remitted to the Trustee by the Servicer;

                     (iii) amounts transferred from the Spread Account pursuant to Section 6.02(b)(i); and

                      (iv) amounts required to be paid by the Servicer  pursuant to Section 6.06(e) in connection with losses on investments of amounts in the Certificate Account.

                  (b) Amounts on deposit in the Certificate Account shall be withdrawn on each Remittance Date by the Trustee, or the Paying Agent, on its behalf, to effect the distribution described in Section 6.07(b) and thereafter by the following parties in no particular order of priority:

                           (i) by the Trustee, to invest amounts on deposit in the Certificate Account in Permitted Instruments pursuant to Section 6.06;

                      (ii) by the  Trustee,  to pay on a  monthly  basis  to the
                  Servicer as additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                     (iii) by the Trustee, to withdraw any amount not required to be deposited in the Certificate Account or deposited there-in in error; and

                      (iv)  by  the  Trustee,   to  clear  and   terminate   the
                  Certificate Account upon the termination of this Agreement in accordance with the terms of Section 11.01


                                                       1
0210576.10
                  hereof.

                  Section 6.02 Establishment of Spread Account; Deposits in Spread Account; Permitted Withdrawals from Spread Account.

                  (a) The parties hereto do hereby create and establish a trust, the "SWB SBA 1997-1 Spread Account Trust" (the "Spread Account Trust"). The Spread Account Trust shall hold a trust account to be established and maintained with the Trustee, in its trust department, which account shall not be interest bearing, titled "Spread Account, Marine Midland Bank as trustee for the registered holders of SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B". Marine Midland Bank, so long as it is acting as Trustee hereunder (or if it is no longer acting as Trustee, then the successor Trustee) shall serve as the Spread Account Trustee. The Spread Account Trust shall not be deemed part of the Trust Fund and, for Federal income tax purposes, the Spread Account Trust shall be deemed owned by the Bank (who shall pay the taxes, if any, imposed on the Spread Account or the Spread Account Trust from its own funds), subject to the terms hereof and the funds held therein may be invested solely in Permitted Instruments at the direction of the Servicer. No Permitted Instrument shall be sold prior to its maturity unless needed to make required transfers from the Spread Account. The Servicer shall be liable for any losses occurring with respect to the Permitted Instruments held in the Spread Account. The Bank will not be required to refund any amount properly distributed to it from the Spread Account, regardless of whether there are sufficient funds to make a full distribution to Certificateholders on any Remittance Date. The Trustee or the Spread Account Trustee, as the case may be, shall promptly upon receipt, deposit into the Spread Account, or, in the case of the Trustee, transfer to the Spread Account Trustee for deposit in the Spread Account:

                           (i) on the Closing Date, the Initial Deposit made by the Bank;

                      (ii) on each Remittance Date, that portion of the Available Funds, if any, required to be deposited into the Spread Account pursuant to Section 6.07(b)(vi) until the Spread Balance equals the then applicable Specified Spread Account Requirement; and

                     (iii) amounts required to be paid by the Servicer  pursuant to Section 6.06(e) in connection with losses on investments of amounts in the Spread Account.

                  (b) Amounts on deposit in the Spread Account shall be withdrawn by the Spread Account Trustee and transferred to the Trustee for distribution in the manner set forth in subclause (c) below on each Remittance Date in the following order of priority:

                           (i) to deposit in the  Certificate  Account an amount
                  by which (a) the sum of the Class A and Class B Interest Distribution Amounts, the Class A and Class B Principal Distribution Amounts and the Class A and Class B Carry Forward


                                                       2
0210576.10

                  Amounts exceeds (b) the Available Funds for such Remittance Date (but excluding from such definition of Available Funds, amounts in the Spread Account);

                      (ii) to deposit in the Certificate  Account the amount, if any, required to make the full distribution to the Expense Account pursuant to Section 6.07(b)(v); and

                     (iii) to the extent  that the amount then on deposit in the
                  Spread Account after giving effect to all required transfers from the Spread Account to the Certificate Account on such Remittance Date then exceeds the Specified Spread Account Requirement as of such Remittance Date (such excess, a "Spread Account Excess"), an amount equal to such Spread Account Excess shall be distributed by the Spread Account Trustee to the Bank;

and also, in no particular order of priority:

                      (iv) to invest amounts on deposit in the Spread Account in Permitted Instruments pursuant to Section 6.06;

                       (v) to withdraw any amount not required to be deposited in the Spread Account or deposited therein in error; and

                      (vi) to clear and  terminate  the Spread  Account upon the termination of this Agreement in accordance  with the terms of
                  Section 11.01.

                  (c) Any amounts which are required to be withdrawn from the Spread Account pursuant to paragraph (b) above shall be withdrawn from the Spread Account in the following order of priority: (i) first, from any uninvested funds therein, and (ii) second, from the proceeds of the liquidation of any investments therein pursuant to Section 6.06(b).

                  Section 6.03 Establishment of Expense Account; Deposits in Expense Account; Permitted Withdrawals from Expense Account.

                  (a) No later than the Closing Date, the Trustee will establish with itself an account for the benefit of the Trustee to pay its fees and expenses related to the Trust Fund (the "Expense Account"). The Expense Account shall not constitute part of the Trust Fund and is for the benefit of the Trustee and, on a subordinate basis, for the benefit of the Servicer as described in (b)(ii) and (c) below. The Trustee shall deposit into the Expense
Account:

                           (i) on each Remittance Date from the amounts on deposit in the Certificate Account an amount equal to one-twelfth of the Annual Expense Escrow Amount; and

                      (ii) upon receipt, amounts required to be paid by the Servicer pursuant to Section 6.06(e) in connection with losses on investments of amounts in the Expense Account.

                                         3
0210576.10

If, at any time the amount then on deposit in the Expense Account shall be insufficient to pay in full the fees and expenses of the Trustee then due, the Trustee shall make demand on the Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount. Thereafter, the Servicer shall be entitled to reimbursement from the Expense Account for the amount of any such advance from any excess funds available pursuant to subclause
(c)(ii) below. Without limiting the obligation of the Servicer to advance such insufficiency, in the event the Servicer does not advance the full amount of such insufficiency by the Business Day immediately preceding the Determination Date, the amount of such insufficiency shall be deposited into the Expense Account for payment to the Trustee pursuant to Section 6.07(b)(v), to the extent of available funds in the Certificate Account.

                  (b) The Trustee may invest amounts on deposit in the Expense Account in Permitted Instruments pursuant to Section 6.06 hereof, and the Trustee shall withdraw amounts on deposit in the Expense Account to:

                           (i) pay the Trustee's fees and expenses as described in Section 2.08 hereof;

                      (ii) pay on a monthly basis to the Servicer as additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                     (iii) withdraw any amounts not required to be deposited in the Expense Account or deposited therein in error; and

                      (iv) clear and  terminate  the  Expense  Account  upon the termination of this Agreement in accordance  with the terms of
                  Section 11.01.

                  (c) On the twelfth Remittance Date following the Closing Date, and on each twelfth Remittance Date thereafter, the Trustee shall determine that all payments required to be made during the prior twelve month period pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above, have been made, and, if all such payments have been made, from the amounts remaining in the Expense Account, the Trustee shall (in the following order of priority):

                           (i) reimburse the Servicer and/or the Seller, for reimbursable advances made pursuant to Section 9.01;

                      (ii) reimburse the Servicer for advances made by it pursuant to the last paragraph of subclause (a) above; and

                     (iii)  remit  to  the  Servicer  as  additional   servicing
                  compensation any amounts remaining in the Expense Account after payments made pursuant to subclauses


                                                       4
0210576.10

                  (b)(i), (b)(ii), (b)(iii), (c)(i) and (c)(ii), above.

                  Section 6.04      [Intentionally Omitted]

                  Section 6.05      [Intentionally Omitted]

                  Section 6.06      Investment of Accounts.

                  (a) So long as no default or Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account which by the terms of this Agreement may be invested in Permitted Instruments by the Trustee or the Spread Account Trustee shall be invested and reinvested by the Trustee or the Spread Account Trustee, as directed in writing by the Servicer, in one or more Permitted Instruments in the name of the Trustee or the Spread Account Trustee, as the case may be, bearing interest or sold at a discount. No such investment in a Permitted Instrument from the Certificate Account and the Spread Account shall mature later than the Business Day immediately preceding the next Remittance Date and no such investment in a Permitted Instrument from the Expense Account shall mature later than the Business Day immediately preceding the date such funds will be needed to pay fees or premiums; provided, however, the Trustee or any affiliate thereof, may be the obligor on any investment which otherwise qualifies as a Permitted Instrument and any investment on which the Trustee is the obligor may mature on such Remittance Date or date when needed, as the case may be.

                  (b) If any amounts are needed for disbursement from any Account held by the Trustee or the Spread Account Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee or the Spread Account Trustee, as the case may be, shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. Neither the Trustee, the Servicer nor the Spread Account Trustee shall be liable for any investment loss or other charge resulting therefrom.

                  (c) Subject to Section 12.01 hereof, neither the Trustee nor the Spread Account Trustee shall in any way be held liable by reason of any insufficiency in any Account held by the Trustee, the Servicer or the Spread Account Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Trustee is the obligor thereon).

                  (d) The Trustee and the Spread Account Trustee shall invest and reinvest funds in the Accounts held by the Trustee or the Spread Account Trustee, to the fullest extent practicable, in such manner as the Servicer shall from time to time direct in writing, but only in one or more Permitted Instruments, subject to the restrictions of Section 6.06(a) hereof.

                  (e) All income or other gain from investments in any Account held by the Trustee or the Spread Account Trustee shall be deposited in such Account, as the case may be,


                                                       5
0210576.10
immediately on receipt, and the Trustee or the Spread Account Trustee shall notify the Servicer of any loss resulting from such investments. The Servicer shall remit the amount of any such loss from its own funds, without reimbursement therefor, to the Trustee or the Spread Account Trustee, as the case may be, for deposit in the Account from which the related funds were withdrawn for investment by the next Determination Date following receipt by the Servicer of such notice.

                  Section 6.07      Distributions.

                  (a) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement.

                  (b) On each Remittance Date the Trustee shall withdraw from the Certificate Account the sum of (A) that portion of the Available Funds received from the Servicer pursuant to Section 6.01(a)(i), (ii) and (iv) and (B) the amounts deposited therein pursuant to Section 6.02(b)(i) and make distributions thereof in the following order of priority:

                           (i) First, to the Class A Certificates in an amount up to the Class A Interest Distribution Amount;

                      (ii) Second, to the Class B Certificates in an amount up
                  to the Class B Interest Distribution Amount;

                     (iii) Third, to the Class A Certificates in an amount up to the sum of (a) the Class A Principal  Distribution  Amount and
                  (b) the Class A Carry-Forward Amount;

                      (iv) Fourth, to the Class B Certificates,  in an amount up to the sum of (a) the Class B Principal Distribution Amount and (b) the Class B Carry-Forward Amount;

                           (v) Fifth,  to the Expense Account in an amount up to
                  one-twelfth of the Annual Expense Escrow Amount plus any amount required to be paid to the Trustee pursuant to Section 6.03(a) resulting from insufficiencies in the Expense Account;

                      (vi) Sixth, to the Spread Account, any remaining Available
                  Funds unless and until the amount therein equals the Specified Spread Account Requirement;

                     (vii) Seventh, to the Servicer in an amount up to the
                  Reimbursable Amounts; and

                  (viii) Eighth, to the Bank, any amounts in excess of the Specified Spread Account Requirement.




                                                       6
0210576.10

                  (c)  All  distributions  made to the  Certificateholders  of a particular Class will be made on a pro rata basis among the Certificateholders of record of the applicable Class on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by check or, upon request by a Certificateholder, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Certificateholder unless such Certificateholder shall own of record Certificates which have initial Certificate Principal Balances aggregating at least $1,000,000.

                  Section 6.08      [Omitted]

                  Section 6.09      Statements.

                  Each month, not later than 12:00 noon New York time on the Determination Date, the Servicer shall deliver to the Trustee, by telecopy, for distribution to the Certificateholders, the receipt and legibility of which shall be confirmed telephonically, with hard copy thereof and the Servicer's Monthly Computer Diskette in the form attached hereto as Exhibit L (both in hard copy and in computer diskette form) to be delivered on the Business Day following the Determination Date, a certificate signed by a Servicing Officer (a "Servicer's Certificate") stating the date (day, month and year), the Series number of the Certificates, the date of this Agreement, and, as of the close of business on the Record Date for such month:

                       (i)      Available Funds for the related Remittance Date;

                      (ii) The Aggregate Class A Certificate  Principal Balance,
                  the Aggregate Class B Certificate Principal Balance and the Pool Principal Balance as reported in the prior Servicer's Certificate pursuant to subclause (xii) below, or, in the case of the first Determination Date, the Original Class A and Class B Certificate Principal Balance and the Original Pool Principal Balance;

                     (iii) The number and  Principal  Balances  of all SBA Loans which were the subject of Principal Prepayments during the Due Period;

                      (iv) The product of the Unguaranteed Percentage multiplied by all Curtailments which were received during the Due Period;

                           (v) The product of the Unguaranteed Percentage multiplied by all Excess Payments and the product of the Unguaranteed Percentage multiplied by all Monthly Payments in respect of principal received during the Due Period;



                                                       7
0210576.10

                      (vi) The aggregate amount of interest received on each SBA
                  Loan net of the Agent of the SBA's Fee, the Premium Protection Fee, the Additional Fee, the portion thereof payable to the Registered Holders and the Holder of the Bank's Interest;

                     (vii) The amount of the Monthly  Advances to be made on the
                  Determination Date and the Compensating Interest payment to be made on the Determination Date;

                    (viii) The delinquency and foreclosure information set forth in the form attached hereto as Exhibit K;

                      (ix) The product of the Unguaranteed Percentage multiplied by the amount of any losses realized on a Liquidated SBA Loan;

                       (x) The Class A and Class B Interest Distribution Amounts
                  and Principal Distribution Amounts for the Remittance Date with the components thereof stated separately;

                      (xi) The amount  available in the Spread Account as of the related Record Date in cash and from liquidation of Permitted Instruments and the amount, if any, to be transferred from the Spread Account to the Certificate Account pursuant to Section 6.02(b)(i);

                     (xii) The Aggregate Class A Certificate  Principal Balance,
                  Aggregate Class B Certificate Principal Balance and the Pool Principal Balance after giving effect to the distribution to be made on the Remittance Date;

                    (xiii) The Excess Spread, the Spread Balance and the
                  Specified Spread Account Requirement with respect to such Remittance Date;

                     (xiv) The weighted average maturity and weighted average
                  SBA Loan Interest Rate;

                      (xv) The Servicing Fees and amounts to be deposited to the
                  Expense Account;

                     (xvi) The amount of all payments and reimbursements to the
                  Servicer pursuant to Section 5.04 (b), (c), (d)(ii), (e) and
                  (f);

                    (xvii) The Class A and Class B Remittance Rates with respect to such Remittance Date; and

                   (xviii) Such other information as the Trustee, the
                  Certificateholders or the Rating


                                                       8
0210576.10

                  Agency may  reasonably  require  provided,  however,  that the
                  Servicer   shall  have  no  obligation   to  distribute   such
                  information to Certificateholders.

                  The Trustee shall forward such report to the Certificateholders and Moody's on the Remittance Date, together with a separate report indicating the amount of funds deposited in the Certificate Account pursuant to Section 6.01(a)(iv); and the amounts which are reimbursable to the Servicer or the Seller pursuant to Sections 6.03(c)(i), 6.03(c)(ii) and 6.07(b)(vi) (all reports prepared by the Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Trustee by the Servicer).

                  To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Trustee shall be entitled to rely upon the telecopy. In the case of information furnished pursuant to subclauses (ii), (iii), (iv), (v), (x) and (xii), above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                  (a) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Certificateholder such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vi), (x), and
(xiv), above, aggregated for such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time are in force.

                  (b) Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the SBA Loans sufficient to permit such
Certificateholder to comply with applicable regulations of its regulatory authorities.

                  (c) The Servicer shall furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholder or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Certificateholder for the Servicer's actual expenses incurred in providing such reports if such reports are not producible in the ordinary course of the Servicer's business. Moody's shall receive copies of any such reports or information furnished to the Certificateholders.

                  Section 6.10      Advances by the Servicer.

                  Not later than the close of business on each Determination Date, the Servicer may, in its sole discretion, if it determines such amount is recoverable, remit to the Trustee for deposit in the Certificate Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 6.09), to be distributed on the related Remittance Date pursuant to Section 6.07, equal to the amount by which (i)30 days' interest (or, with respect to the

                                                       9
0210576.10
first Remittance Date, 11 days' interest) at a rate equal to the then applicable Adjusted SBA Loan Remittance Rate on the aggregate Class A and Class B Principal Balances immediately prior to the related Remittance Date (plus or minus the difference, if any, between (A) the sum of the Class A and Class B Interest Distribution Amounts and (B) the sum of the Adjusted Class A and Adjusted Class B Interest Distribution Amounts for the related Remittance Date) exceeds (ii) the amount received by the Servicer as of the related Record Date in respect of interest on the SBA Loans minus the interest payable to the Registered Holders, the Holder of the Bank's Interest, the Premium Protection Fee, the Agent of the SBA's Fee and the Additional Fee(and, with respect to the first Remittance Date, 50 days' interest on the Unguaranteed Interest of each SBA Loan at the applicable SBA Loan Interest Rate, along with the related Excess Spread for such number of days), such excess being defined herein as the "Monthly Advance." The Servicer may reimburse itself for Monthly Advances pursuant to Section 5.04.

                  Section 6.11      Compensating Interest.

                  The Certificateholders shall be entitled to a full month's interest on the principal portion of the Unguaranteed Interest of each SBA Loan at the then applicable Class A or Class B Remittance Rate, as the case may be. Not later than the close of business on each Determination Date, with respect to each SBA Loan for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Trustee for deposit in the Certificate Account from amounts otherwise payable to it as servicing compensation, an amount (such amount required to be delivered to the Trustee is referred to herein as "Compensating Interest") (as indicated in the Servicer's Certificate prepared pursuant to Section 6.09) equal to the difference between (a) 30 days' interest (or, with respect to the first Remittance Date, 11 days' interest) at the Adjusted SBA Loan Remittance Rate on the Principal Balance of each such SBA Loan as of the beginning of the Due Period applicable to the Remittance Date on which such amount will be distributed, and (b) the amount of interest actually received on each such SBA Loan for such Due Period net of the portion thereof payable to the Registered Holder, the Agent of the SBA's Fee, the Holder of the Bank's Interest, the Premium Protection Fee, the Additional Fee, the Servicing Fee, the Excess Spread and the fees and expenses of the Trustee allocable to such interest (and, with respect to the first Remittance Date, net of 50 days' interest on the Unguaranteed Interest of each SBA Loan at the applicable SBA Loan Interest Rate and net of the related Excess Spread for such number of days).

                  Section 6.12 Reports of Foreclosure and Abandonment of Mortgaged Property.

                  Each year the Trustee shall make the reports of foreclosures and abandonments of any Mortgaged Property or other Collateral required by
Section 6050J of the Code. In order to facilitate this reporting process, the Servicer, on or before February 15th of each year, shall


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provide to the Trustee,  reports relating to each instance  occurring during the previous calendar year in which the Servicer (i) on behalf of the Trust Fund acquires an interest in a Mortgaged Property or other Collateral through foreclosure or other comparable conversion in full or partial satisfaction of the SBA Loan, or (ii) knows or has reason to know that a Mortgaged Property or other Collateral has been abandoned.




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                                                    ARTICLE VII

                                            GENERAL SERVICING PROCEDURE

                  Section 7.01      [Omitted]

                  Section 7.02 Satisfaction of Mortgages and Collateral and Release of SBA Files.

                  The Servicer shall maintain the Fidelity Bond as provided for in Section 5.09 insuring the Servicer against any loss it may sustain with respect to any SBA Loan not satisfied in accordance with the procedures set forth herein.

                  Upon the payment in full of any SBA Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Agent of the SBA and the Trustee by a certification in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to
Section 5.03 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Document File. Upon receipt of such certification and request, the Agent of the SBA and the Trustee shall release, within 3 Business Days, the related Trustee's Document File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of servicing compensation and shall not be chargeable to the Principal and Interest Account or the Certificate Account.

                  From time to time and as appropriate for the servicing or foreclosure of any SBA Loan, the Agent of the SBA and the Trustee shall, upon request of the Servicer and delivery to the Agent of the SBA and the Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Trustee's Document File to the Servicer within 3 Business Days, and the Trustee and the Agent of the SBA shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Trustee's Document File to the Agent of the SBA and the Trustee when the need therefor by the Servicer no longer exists, unless the SBA Loan has been liquidated and the Unguaranteed Percentage of the Liquidation Proceeds relating to the SBA Loan have been deposited in the Principal and Interest Account and remitted to the Trustee for deposit in the Certificate Account or the SBA File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property or other Collateral either judicially or non-judicially, and the Servicer has delivered to the Agent of the SBA and the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such SBA File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such SBA Loan was liquidated, the servicing receipt shall be released by the Agent of the SBA and the Trustee to


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





the Servicer.

                  The Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or other Collateral or to any legal action brought to obtain judgment against any Obligor on the SBA Note or Mortgage or other agreement securing Collateral or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the SBA Note or Mortgage or other agreement securing Collateral or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage or other agreement securing Collateral, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage or other agreement securing Collateral upon the satisfaction thereof and the Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days of the Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Trustee's satisfaction that the related SBA Loan has been paid in full by or on behalf of the Obligor and that such payment has been deposited in the Principal and Interest Account.

                  Section 7.03      Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Principal and Interest Account or to retain from interest payments on the SBA Loans the Servicer's Servicing Fee; provided, however, that the Servicer only may withdraw from the Principal and Interest Account the Servicer's Servicing Fee related to the Unguaranteed Interest. Additional servicing compensation in the form of assumption and other administrative fees, interest paid on funds on deposit in the Principal and Interest Account, interest paid and earnings realized on Permitted Instruments, amounts remitted pursuant to Section 6.03(c)(iii) and late payment charges shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the Certificate Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

                  Section 7.04      Annual Statement as to Compliance.

                  The Servicer will deliver to the Trustee, the SBA, the Holder of the Bank's Interest and Moody's on or before March 31 of each year beginning March 31, 1998, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and


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





VII, (ii) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

                  Section 7.05 Annual Independent Public Accountants' Servicing Report.

                  On or before March 31 of each year beginning March 31, 1998, the Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants reasonably acceptable to the Trustee to furnish a letter or letters to the Trustee and Moody's to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

                  Section 7.06 SBA's and Trustee's Right to Examine Servicer Records and Audit Operations.

                  The SBA and the Trustee shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. No amounts payable in respect of the foregoing shall be paid from the Trust Fund.

                  Section 7.07 Reports to the Trustee; Principal and Interest Account Statements.

                  Not later than 20 days after each Record Date, the Servicer shall forward to the Trustee and the SBA a statement, certified by a Servicing Officer, setting forth the status of the Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Principal and Interest Account for each category of deposit specified in Section 5.03, the aggregate of withdrawals from the Principal and Interest Account for each category of withdrawal specified in Section 5.04, the aggregate amount of permitted withdrawals not made in the related Due Period, and the amount of any Monthly Advances or payments of Compensating Interest, in each case, for the related Due Period.

                  Section 7.08      Premium Protection Fee.

                  Pursuant to and in accordance with the policies of the SBA and SBA Form 1086, the Servicer shall retain the Premium Protection Fee for each SBA Loan. The Premium Protection Fee shall not constitute part of the Trust Fund and Certificateholders shall have no


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





interest  in,  and are not  entitled  to receive  any  portion  of, the  Premium
Protection Fee. If the Servicer is replaced as servicer pursuant to any provision of this Agreement, it shall no longer be entitled to the Premium Protection Fee but, instead, the successor Servicer shall be entitled thereto.




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





                                                   ARTICLE VIII

                                        REPORTS TO BE PROVIDED BY SERVICER

                  Section 8.01      Financial Statements.

                  The Servicer understands that, in connection with the transfer of the Certificates, Certificateholders may request that the Servicer make available to prospective Certificateholders the annual audited financial statements of the Servicer's parent for one or more of the most recently completed three fiscal years for which such statements are available, which request shall not be unreasonably denied.

                  The Servicer also agrees to make available on a reasonable basis to any prospective Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit any prospective Certificateholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying such prospective Certificateholder that the Servicer has the ability to service the SBA Loans in accordance with this Agreement.



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





                                                    ARTICLE IX

                                                   THE SERVICER

                  Section 9.01      Indemnification; Third Party Claims.

                  (a) The Servicer agrees to indemnify and hold the Trustee, the SBA, and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the SBA, and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the SBA Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee, the SBA and each Certificateholder if a claim is made by any party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the SBA, and/or any Certificateholder in respect of such claim. The Trustee may reimburse the Servicer from the Expense Account pursuant to Section 6.03(c)(i) for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the SBA Loans in compliance with the terms of this Agreement.

                  (b) The Seller agrees to indemnify and hold the Trustee, the SBA and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the SBA, and any Certificateholder may sustain in any way related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement and in the best interests of the SBA and the Certificateholders. The Seller shall immediately notify the Trustee, the SBA, and each Certificateholder if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Seller, the Trustee, the SBA and/or any Certificateholder in respect of such claim. The Trustee may reimburse the Seller from the Expense Account pursuant to Section 6.03(c)(i) for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the Seller's indemnification pursuant to Section 2.05 and Section 3.03 or to the failure of the Servicer, if it is an affiliate of the Seller, to perform its obligations to service and administer the SBA Loans in compliance with the terms of this Agreement, or the failure of the Seller to perform its duties in compliance with the terms of this Agreement and in the best interests of the SBA and the Certificateholders.

                  Section 9.02      Merger or Consolidation of the Servicer.

                  The Servicer will keep in full effect its existence, rights


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




and franchises as a corporation, bank or association, and, if required by applicable law, will obtain and preserve its qualification to do business as a foreign entity, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the SBA Loans and to perform its duties under this Agreement.

                  Any  Person  into  which  the   Servicer   may  be  merged  or
consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $10,000,000 and shall be an approved SBA guaranteed lender in good standing, operating pursuant to an effective Loan Guaranty Agreement, and shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Trustee, Moody's and the SBA.

                  Section 9.03      Limitation on Liability of the Servicer and
Others.

                  The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the SBA Loans in accordance with this Agreement.

                  Section 9.04      Servicer Not to Resign.

                  The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the SBA, the Trustee, Holders of 51% of the Bank's Interest and the Majority Certificateholders, or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law or administrative determination and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, the SBA and to each Certificateholder, which Opinion of Counsel shall be in form and substance acceptable to the Trustee. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.




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





                                                     ARTICLE X

                                                      DEFAULT

                  Section 10.01  Events of Default.

                  (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

                           (i) (A)  the  failure  by the  Servicer  to make  any
                  required Servicing Advance, to the extent such failure materially and adversely affects the interests of the Certificateholders; (B) the failure by the Servicer to make any required Monthly Advance; (C) the failure by the Servicer to remit any Compensating Interest; or (D) any failure by the Servicer to remit to Certificateholders, or to the Trustee for the benefit of the Certificateholders, any payment required to be made under the terms of this Agreement which continues unremedied after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Certificateholder; or

                      (ii) failure by the Servicer or the Seller duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer or the Seller as set forth in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Seller, as the case may be, by the Trustee or to the Servicer, or the Seller, as the case may be, and the Trustee by any Certificateholder; or

                     (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                      (iv) the Servicer  shall consent to the  appointment  of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

                           (v) the Servicer shall admit in writing its inability
                  to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or


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





                  voluntarily suspend payment of its obligations;

                  (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied, and in the case of clause (i) above (except for clause (i)(B)), if such Event of Default shall not have been remedied within 30 days after the Servicer has received notice of such Event of Default, (x) with respect solely to clause (i)(B) above, if such Monthly Advance is not made earlier than 4:00 p.m. New York time on the Determination Date, the Trustee shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence (e.g., a wire reference number communicated by the sending bank) that such funds have been sent, by 12:00 Noon New York time on the following Business Day, the Trustee shall immediately assume, pursuant to
Section 10.02 hereof, the duties of a successor Servicer; and (y) in the case of clauses (i)(A), (i)(C), (i)(D), (iii), (iv) and (v), the Majority Certificateholders, by notice in writing to the Servicer (except with respect to
(iii), (iv) and (v) for which no notice is required) may, in addition to whatever rights such Certificateholders may have at law or equity including damages, injunctive relief and specific performance, in each case immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the SBA Loans and the proceeds thereof, as Servicer. Upon such receipt by the Servicer of a written notice from the Majority Certificateholders stating that they or it intend to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement, whether with respect to the SBA Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in the Trustee and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the SBA Loans and related documents. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all amounts which shall at the time be credited by the Servicer to each Principal and Interest Account or thereafter received with respect to the SBA Loans. The Trustee shall provide notice to the SBA of any Event of Default hereunder.

                  Section 10.02     Trustee to Act; Appointment of Successor.

                  On and after the time of the Servicer's immediate termination, or the Servicer's receipt of notice if required by Section 10.01, or at any time if the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 9.04 or the Servicer is removed as Servicer pursuant to this Article X, the Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the Trustee shall not be liable for any actions of any Servicer prior to it, and that the Trustee shall not be obligated to make advances or payments pursuant to Sections 6.03, 6.10, 6.11, 5.10 or 5.14


                                                       2
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





but only to the extent the Trustee determines reasonably and in good faith that such advances would not be recoverable, such determination to be evidenced with respect to each such advance by a certification of a Responsible Officer of the Trustee. As compensation therefor, the Trustee shall be entitled to all funds relating to the SBA Loans which the Servicer would have been entitled to receive from the Principal and Interest Account pursuant to Section 5.04 if the Servicer had continued to act as Servicer hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 7.01 and 7.03.

                  Notwithstanding the above, the Trustee shall, if it is unable to so act or if the SBA so requests in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution acceptable to the SBA that has a net worth of not less than $10,000,000, and which is an approved SBA guaranteed lender in good standing, operating pursuant to an effective Loan Guaranty Agreement, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees and other servicing compensation in the form of assumption fees, late payment charges or otherwise. In the event the Trustee is required to solicit bids as provided herein, the Trustee shall solicit, by public announcement, bids from banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Monthly Advances. After such deductions, the remainder of such sum shall be paid by the Trustee as a servicing fee to the SBA at the time of such sale, transfer and assignment to the Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account or Spread Account by the Servicer or which are thereafter received with respect to the SBA Loans. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making,


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any  distribution  hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder and the SBA and the Trustee and the SBA shall have consented thereto. The Trustee shall not resign as servicer until a successor servicer reasonably acceptable to the SBA has been appointed.

                  Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on SBA Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03 or otherwise as provided in this Agreement. The Servicer, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  Section 10.03     Waiver of Defaults.

                  The SBA may, or the Majority Certificateholders may, on behalf of all Certificateholders, and subject to the consent of the SBA, which consent may not be unreasonably withheld, waive any events permitting removal of the Servicer pursuant to this Article X; provided, however, that the Majority
Certificateholders or the SBA may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

                  Section 10.04. Control by Majority Certificate-holders and Others.

                  The SBA may, or the Majority Certificateholders with the consent of the SBA may, direct the time, method and place of conducting any proceeding relating to the Trust Fund or the Certificates or for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Fund provided that:

                      (i) such direction shall not be in conflict with any rule of law or with this Agreement;

                      (ii) the Trustee shall have been provided with indemnity
                           satisfactory to it; and

                     (iii) the Trustee may take any other action  deemed  proper by the Trustee which is not inconsistent with such direction; provided, however, that the Trustee, as

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                           the case may be,  need not take any  action  which it
                           determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.



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                                                    ARTICLE XI

                                                    TERMINATION

                  Section 11.01     Termination.

                  This Agreement shall terminate upon notice to the Trustee of the later of the following events: (a) the final payment or other liquidation of the last SBA Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any SBA Loan and the remittance of all funds due thereunder, or (b) mutual consent of the Servicer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date hereof.

                  Notwithstanding the foregoing, the Servicer may, at its option, terminate this Agreement on any date on which the Pool Principal Balance is less than five percent of the Original Pool Principal Balance by purchasing, on the next succeeding Remittance Date, all of the Unguaranteed Interests in the SBA Loans and Foreclosed Properties at a price equal to the sum of (i) 100% of the then outstanding Class A and Class B Principal Balances, and (ii) 30 days' interest thereon at the then applicable Class A and Class B Remittance Rates, as the case may be (the "Termination Price"). Notwithstanding the prior sentence, if at the time the Servicer determines to exercise such option the unsecured long-term debt obligations of the Servicer are not rated at least Baa3 by Moody's and Moody's is still rating the Certificates, the Servicer shall give Moody's prior written notice of the Servicer's determination to exercise such option and shall not exercise such option, without the consent of Moody's, prior to furnishing Moody's with an Opinion of Counsel, in form and substance reasonably satisfactory to Moody's, that the exercise of such option would not be deemed a fraudulent conveyance by the Servicer.

                  Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and that the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation shall be given promptly by the Servicer by letter to Certificateholders mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Remittance Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Servicer shall give such notice to the Trustee therein specified. The Servicer shall give such notice to the Trustee at the time such notice is given to Certificateholders. Any obligation of the Servicer to pay amounts due to the Trustee shall survive the termination of this Agreement.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time


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specified in the  above-mentioned  written  notice,  the  Servicer  shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto and shall at the expense of the Trust Fund cause to be published once, in the national edition of The Wall Street Journal notice that such money remains unclaimed. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to
contact  the  remaining   Certificateholders   concerning   surrender  of  their
Certificates and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within the period then specified in the escheat laws of the State of New York after the second notice all the Certificates shall not have been surrendered for cancellation, the Seller shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Seller for payment.

                  Section 11.02     Accounting Upon Termination of Servicer.

                  Upon termination of the Servicer under Article X hereof, the Servicer shall:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee the funds in any Principal and Interest Account;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all SBA Files and related documents and statements held by it hereunder and a SBA Loan portfolio computer diskette;

                  (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the SBA Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the SBA Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.




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                                                    ARTICLE XII

                                                    THE TRUSTEE

                  Section 12.01     Duties of Trustee.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, provided, however that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Seller hereunder. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders, the Holder of the Bank's Interest and the Servicer.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (a) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (b) The Trustee shall not be personally liable for an error of judgment made in good faith by officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;



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                  (c) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (d) In the absence of actual knowledge of an Event of Default, the Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless the Trustee shall be specifically notified in writing by the Servicer or any of the Certificateholders. In the absence of actual knowledge or receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default; and

                  (e) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Section 12.02     Certain Matters Affecting the Trustee.

                  (a)      Except as otherwise provided in Section 12.01:

                           (i) The  Trustee  may  request  and rely and shall be
                  protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult  with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

                     (iii) The Trustee  shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;


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





                      (iv) The Trustee  shall not be  personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) Prior to the  occurrence  of an Event of  Default
                  hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Percentage Interests aggregating not less than 25% provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the Servicer's own funds;

                      (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence, willful misconduct or bad faith in the performance of such act;

                     (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the trust created hereby or the powers granted hereunder; and

                    (viii) The  Trustee  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

Section 12.03             Trustee Not Liable for Certificates or SBA Loans.
                          ------------------------------------------------

                  The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Servicer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any SBA Loan or related document. The Trustee shall not be accountable for the use or application by the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the SBA Loans or deposited in or withdrawn from the Principal and Interest Account by the Servicer. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.



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                  Section 12.04  Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

                  Section 12.05  Servicer To Pay Trustee's Fees and Expenses.

                  The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith, provided that the Trustee shall have no lien on the Trust Fund for the payment of its fees and expenses. To the extent that actual fees and expenses of the Trustee exceed the amount available for payment thereof on deposit in the Expense Account as of the date such fees and expenses are due and payable, the Servicer shall reimburse the Trustee for such shortfall out of its own funds without reimbursement therefor, except as provided in Section 6.03. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, and (ii) resulting from any error in any tax or information return prepared by the Servicer. The obligations of the Servicer under this Section 12.05 shall survive payment of the Certificates, and shall extend to any co-trustee appointed pursuant to this Article XII.

                  Section 12.06  Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be (i) a national banking association or banking corporation or trust company organized and doing business under the laws of any state or the United States of America, (ii) authorized under such laws to exercise corporate trust powers, (iii) having a combined capital and surplus of at least $30,000,000, (iv) having unsecured and unguaranteed long-term debt obligations rated at least Baa3 by Moody's, or such other rating as is acceptable to the SBA, (v) is subject to supervision or examination by federal or state authority, (vi) is an approved SBA guaranteed lender in good standing, operating pursuant to an effective Loan Guaranty Agreement, and (vii) is reasonably acceptable to the SBA. If such banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section its


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





combined capital and surplus shall be deemed to be as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall (a) give prompt notice that it has so ceased to be eligible to be the Trustee (which shall give prompt notice to the SBA and each Certificateholder) and (b) resign, upon the request of the SBA or the Majority Certificateholders, in the manner and with the effect specified in Section 12.07.

                  Section 12.07 Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the SBA, the Holder of the Bank's Interest and all Certificateholders. Upon receiving such notice of resignation, the Servicer shall with the consent of the SBA promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Servicer. Unless a successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. If the resigning Trustee fails to petition an appropriate court, the SBA may, after such 60 day period, petition any court of competent jurisdiction for the appointment of a successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 12.06 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint, subject to the approval of the SBA, a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the SBA by the Servicer.

                  The Majority Certificateholders with the consent of the SBA, which consent will not be unreasonably withheld, or the SBA may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 12.08.

                  Section 12.08  Successor Trustee.


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                  Any successor  trustee  appointed as provided in Section 12.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all SBA Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.06.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

                  Section 12.09  Merger or Consolidation of Trustee.

                  Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 12.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall send notice of any such merger or consolidation to Moody's.

                  Section 12.10  Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the SBA pursuant to the procedure set forth below, to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 12.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or


                                                       6
0210576.10
desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 12.06 hereunder. No notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 12.08 hereof. The Trustee shall notify the SBA prior to the appointment of any co-trustee(s) or separate trustee(s) and the SBA shall have ten Business Days from its receipt of such notice to notify the Trustee whether it, in its reasonable judgment, disapproves of such co-trustee(s) or separate trustee(s). If the SBA does not notify the Trustee within such time frame, it will be deemed to have approved such co-trustee(s) or separate trustee(s). If the SBA notifies the Trustee within such time frame that it, in its reasonable judgment, disapproves of such co-trustee(s) or separate trustee(s) (which notice shall be accompanied by the name(s) of the SBA's alternative proposed co-trustee(s) or separate trustee(s)), such appointments shall not be effective.)

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 12.10, all rights, powers, duties and obligations conferred or imposed upon the trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.



                                                       7
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





                  Section 12.11  Authenticating Agent.

                  Upon the request of the Servicer, the Trustee shall appoint an Authenticating Agent, initially, Marine Midland Bank, with power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of the Certificates in connection with transfers and exchanges under Section 4.02, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by that Section to authenticate and deliver Certificates. For all purposes of this Agreement, the authentication and delivery of Certificates by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Certificates by the Trustee. Such Authenticating Agent shall at all times be a Person meeting the requirements for the Trustee set forth in Section 12.06.

                  Any corporation or national banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation or national banking association is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

                  Any  Authenticating  Agent  may at any time  resign  by giving notice of resignation to the Trustee and the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to all Certificateholders as their names and addresses appear on the Certificate Register. The Servicer agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 4.04 and 12.03 shall be applicable to any Authenticating Agent.

                  Section 12.12  Tax Returns and Reports.

                  The Trustee, upon request, will furnish the Servicer with all such information as may be reasonably required in connection with the Servicer's preparation of all Tax Returns of the Trust Fund and, upon request within five
(5) Business Days after its receipt thereof, shall (i) sign on behalf of the Trust Fund any Tax Return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws, and (ii) cause such Tax Return to have been returned to the Servicer for filing.

                  The Servicer shall prepare and file or cause to be filed with the Internal Revenue Service Federal tax information returns with respect to the Trust Fund and the Certificates


                                                       8
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





containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Servicer.

                  Section 12.13  Protection of Trust Fund.

                  (a) The Trustee will hold the Trust Fund and such other assets as may from time to time be deposited with it hereunder in trust for the benefit of the Holders and the SBA and at the request of the Seller or the SBA will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 13.02 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request as it deems reasonably necessary or advisable, to:

                           (i) more effectively hold in trust all or any por-tion of the Trust Fund or such other assets;

                      (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

                     (iii)  enforce any of the SBA Loans; or

                      (iv) preserve and defend title to the Trust Fund and the rights of the Trustee, and the ownership interests of the Certificateholders represented thereby, in such Trust Fund against the claims of all Persons and parties.

                  The Trustee shall send copies of any request received from the Seller or the SBA to take any action pursuant to this Section 12.13 to the Holders.

                  (b) Subject to Article X hereof, the Trustee shall have the power to enforce, and shall enforce the obligations of the other parties to this Agreement by action, suit or proceeding at law or equity, and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Holders; provided, however, that nothing in this Section 12.13 shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by this Agreement, have been requested to take such action by the Majority Certificateholders, the Holder of the Bank's Interest, the SBA or the Seller in accordance with the terms of this Agreement.

                  (c) The Trustee shall execute any instrument required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.



                                                       9
0210576.10

                  Section 12.14 Representations, Warranties and Covenants of Trustee.

                  The  Trustee  hereby  makes  the  following   representations,
warranties and covenants on which the Seller, the Servicer, the SBA, the Holder of the Bank's Interest and the Certificateholders shall rely:

                  (a) The Trustee is a banking corporation and trust company duly organized, validly existing and in good standing under the laws of the State of New York.

                  (b) The Trustee has full power, authority and legal right to execute, deliver and perform this Agreement, and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  (c) The execution, delivery and performance by the Trustee of this Agreement shall not (i) violate any provision of any law or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Trustee or any of its assets, (ii) violate any provision of the corporate charter or By-laws of the Trustee or (iii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Fund pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to materially and adversely affect the Trustee's performance or ability to perform its duties under this Agreement or the transactions contemplated in this Agreement.

                  (d) The execution, delivery and performance by the Trustee of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with or the taking of any other action in respect of any governmental authority or agency regulating the banking and corporate trust activities of the Trustee.

                  (e) This Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding agreement of the Trustee, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity. The Trustee hereby agrees and covenants that it will not at any time in the future, deny that this Agreement constitutes the legal, valid and binding agreement of the Trustee.

                  (f) The Trustee shall not take any action, or fail to take any action, if such action or failure to take action will materially interfere with the enforcement of any rights of the SBA or the Certificateholders under this Agreement or the Certificates.


                                                       10
0210576.10

                  (g) The Trustee will comply at all times with the provisions of the SBA Rules and Regulations in respect of its activities concerning the SBA Loans, and will at all times hold an effective Loan Guaranty Agreement.




                                                       11
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





                                                   ARTICLE XIII

                                             MISCELLANEOUS PROVISIONS

                  Section 13.01  Acts of Certificateholders.

                  Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority Certificateholders agree to take such action or give such consent or approval.

                  Section 13.02  Amendment.

                  (a) This  Agreement  may be  amended  from time to time by the
Seller, the Servicer and the Trustee by written agreement, upon the prior written consent of the SBA, without the notice to or consent of the
Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect the interests of any Certificateholder or any other party and further provided that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts received on SBA Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

                  (b) This Agreement may be amended from time to time by the Seller, the Servicer, the Trustee and the Majority Certificateholders, upon the prior written consent of the SBA, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage of Holders which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificates affected thereby and, provided further, that no amendment affecting only one class of Certificates shall require the approval of Holders of Certificates of the other Class.

                  (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 13.03  Recordation of Agreement.



                                                       1
0210576.10

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the SBA Loans.

                  Section 13.04  Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided.

                  Section 13.05  Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 13.06  Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer and the Seller, SierraWest Bank, P.O Box 61000, 10181 Truckee Tahoe Airport Road, Truckee, California 96160, Attention:
Chief Financial Officer, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Seller and the Servicer, (ii) in the case of the Trustee, Marine Midland Bank, 140 Broadway, 12th Floor, New York, New York 10005, Attention: Corporate Trust Administration, (iii) in the case of the Certificateholders, as set forth in the Certificate Register, (iv) in the case of Moody's, to Moody's Investors Service, ABS Monitoring Department, 99 Church Street, 4th Floor, New York, New York 10007, and (v) in the case of the SBA, the United States Small Business Administration, 409 Third Street, S.W., Washington, D.C. 20416, Attention: Associate Administrator for Financial Assistance. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

                  Section 13.07  Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then


                                                       2
0210576.10
such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

                  Section 13.08  No Partnership.

                  Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificate-holders.

                  Section 13.09  Counterparts.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

                  Section 13.10  Successors and Assigns.

                  This Agreement shall inure to the benefit of and be binding upon the Seller and the Servicer, the Trustee and the Certificateholders and their respective successors and assigns.

                  Section 13.11  Headings.

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  Section 13.12     Paying Agent.

                  The Trustee hereby appoints Marine Midland Bank as Paying Agent. The Trustee may appoint one or more other Paying Agents or successor Paying Agents meeting the eligibility requirements of a Trustee set forth in
Section 12.06 (i), (ii), (iii), (iv), (v) and (vii) hereof.

                  Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee.

                  Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.06, that such Paying Agent will:

                  (a) allocate all sums received for distribution to the Holders of Certificates for which it is acting as Paying Agent on each Remittance Date among such Holders in the proportion specified by the Trustee;


                                                       3
0210576.10
  and

                  (b) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

                  Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent signed by the Trustee.

                  In the event of the resignation or removal of any Paying Agent other than the Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

                  Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Certificateholders by mailing notice thereof to their addresses appearing on the Certificate Register.

                  Section 13.13  Notification to Rating Agency.

                  The Trustee shall give prompt notice to Moody's of the occurrence of any of the following events of which it has received notice: (1) any modification or amendment to this Agreement, (2) any change of the Trustee, the Servicer or Paying Agent, (3) any Event of Default, and (4) the final payment of all the Certificates. The Servicer shall promptly deliver to the Rating Agency a copy of each of the Servicer's Certificates. Further, the Servicer shall give prompt notice to the Rating Agency if the Servicer or any of its affiliates acquire any Certificates.

                  Section 13.14  Third Party Rights.

                  The Trustee, the Agent of the SBA, the Spread Account Trustee and the Servicer agree that the SBA shall be deemed a third-party beneficiary of this Agreement entitled to all the rights and benefits set forth herein as fully as if it were a party hereto.

                  IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.






                                                       4
0210576.10

                     SIERRAWEST BANK, as Seller and Servicer


                                        By:/s/William H. McGaughey
                                        Name: William H. McGaughey
                                        Title:Senior Vice President

                                        MARINE MIDLAND BANK,
                                        as Trustee



                                        By:/s/BarbaraJean McCauley
                                        Name: BarbaraJean McCauley
                                        Title:Assistant Vice President


                                                       5
0210576.10

                                        Acceptance of Marine Midland Bank

                  Marine Midland Bank hereby accepts its appointment under the within instrument to serve as initial Authenticating Agent, Certificate Registrar and Paying Agent and Spread Account Trustee. In connection therewith, Marine Midland Bank agrees to be bound by all applicable provisions of such instrument.


                                        Marine Midland Bank, as initial Authen-
                                        ticating Agent, Certificate Registrar
                                        and Paying Agent and Spread Account
                                        Trustee



                                        By:/s/BarbaraJean McCauley
                                        Name: BarbaraJean McCauley
                                        Title:Assistant Vice President



                                                       6
0210576.10

STATE OF California)
                   : ss.:
COUNTY OF Nevada)

                  On June 16, 1997 before me, Julie Roberts, Notary Public, personally appeared William H. McGaughey, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.



                                                            /s/Julie Roberts
                                                            Notary Public

(Notary Seal)                 My Commission expires July 14, 1998


0210576.10

STATE OF NEW YORK )
                  : ss.:
COUNTY OF NEW YORK)

                  On the 20th day of June, 1997 before me, a Notary Public in and for the State of New York, personally appeared BarbaraJean McCauley known to me to be an officer of the Trustee, the trust company that executed the within instrument and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such banking corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                            /s/James A. Nash
                                                            Notary Public


                              My Commission expires March 30, 1999


                                                  (Notary Seal)

0210576.10

                                                     EXHIBIT A

                                               CONTENTS OF SBA FILE

                  With respect to each SBA Loan, the SBA File shall include a copy of any of the following items delivered to the Trustee or, with respect to 1 below, the Agent of the SBA, all of which shall be available for inspection by the Certificateholders:

1. The original SBA Note, endorsed by means of an allonge (i.e., an endorsement of the SBA Note constituting a separate piece of paper) as follows: "Pay to the order of Marine Midland Bank, and its successors and assigns, as trustee under that certain Pooling and Servicing Agree-ment dated as of April 30, 1997, for the benefit of the United States Small Business Administration, the Holder of the Bank's Interest and holders of SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B, as their respective interests may appear, without recourse" and signed, by facsimile or manual signature, in the name of the applicable Seller by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Seller, if the Seller was not the originator;

2.      With respect to those SBA Loans secured by Mortgaged Properties, either:
        (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording until such time as the original is returned by the public recording office or duly licensed title or escrow officer or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

3.      With respect to those SBA Loans secured by Mortgaged Properties, either:
        (i) the original Assignment of Mortgage from the Seller endorsed as follows: "Marine Midland Bank, ("Assignee") its successors and assigns, as trustee under the Pooling and Servicing Agreement dated as of April 30, 1997, subject to the Multi-Party Agreement dated as of April 30, 1997" with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for SBA Loans secured by Mortgaged Proper-ties located in the same county), or (ii) a copy of such Assignment of Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording (provided, however that where the original Assignment of Mortgage is not being delivered

                                     A-1
0210576.10
        to the Trustee, each such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating to the Mortgages originated by the Seller);

4.      With respect to those SBA Loans secured by Mortgaged Properties, either:
        (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the Seller, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Seller where the originals have been submit-ted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

5.      With respect to those SBA Loans secured by Mortgaged Properties, either:
        (i) originals of all title insurance policies relating to the Mortgaged Properties to the extent the Seller obtained such policies or (ii) copies of any title insurance policies to the extent the Seller obtains such policies certified as true by the Seller or the public recording office in any instance where the original title insurance policies have been lost;

6. For all SBA Loans, blanket assignment of all collateral securing the SBA Loan, including without limitation, all rights under applicable guaran-tees, insurance agreements and insurance policies, if any;

7. For all SBA Loans, irrevocable power of attorney from the Seller to the Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the SBA Loans in accordance with the Agreement. The power of attorney will be delegable by the Trustee to the Servicer and any successor servicer and will permit the Trustee or its delegate at the Trustee's request to prepare, execute and file or record UCC financing statements and notices to insurers; and

8. For all SBA Loans, blanket UCC-1 financing statements identifying by type all Collateral for the SBA Loans in the SBA Loan Pool and naming the Trustee and the SBA as secured parties and the Bank as the Debtor. The UCC-1 financing statements will be filed on behalf of the Bank promptly following the Closing Date in the applicable locations.

                                     A-2
0210576.10

                                  EXHIBIT B-1

                          [FORM OF CLASS A CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1)-(3) OF REGULATION D UNDER THE SECURITIES ACT PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH


                                   B-1-1
0210576.10

ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

                                   B-1-2
0210576.10

                  SWB SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

                  Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the Certificate Registrar or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


Series 1997-1                      Original Class A Certificate

Class A                            Principal Balance:

No. 1                              $47,747,000


                                   Original Dollar Amount as of the Cut-Off Date Represented by this Certificate:

                                   $-----------------

Remittance Rate:                   Percentage Interest of
Variable                           the Class A Certificates
                                   Evidenced by this
                                   Certificate:

Date of Pooling and                Servicer:
Servicing Agreement                SierraWest Bank
and Cut-Off Date:
April 30, 1997


First Remittance Date:             Latest Maturity Date:
July 15, 1997                      August 15, 2022

                                   CUSIP No.: 784881 AA 2

Closing Date:                      Trustee:
June 20, 1997                      Marine Midland Bank



                                  B-1-3
0210576.10

                  SierraWest Bank certifies that Cede & Co. is the registered owner of a percentage interest (the "Percentage Interest") in the Unguaranteed Interest in a pool of loans partially guaranteed by the U.S. Small Business Administration (the "SBA Loans") and serviced by SierraWest Bank (hereinafter called the "Servicer," in its capacity as the Servicer, and the "Seller," in its capacity as Seller, which terms include any successor entity under the Agreement referred to below). The SBA Loans were originated or purchased by the Seller. The SBA Loans will be serviced pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 30, 1997 (the
"Agreement") between Marine Midland Bank, as trustee (the "Trustee") and SierraWest Bank, as Seller and Servicer, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The Unguaranteed Interests of the SBA Loans have an aggregate outstanding principal balance, at the close of business on the Cut-Off Date herein referred to, after application of payments received by the Servicer on or before such date, of $51,341,569.55.

                  On each  Remittance  Date,  commencing  on July 15, 1997,  the
Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered at the close of business on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest of the Class A Certificates evidenced by this Certificate and the amount required to be distributed to Holders of Class A Certificates on such Remittance Date pursuant to Section 6.07 of the Agreement.

                  During the initial Interest Accrual Period, this Certificate will bear interest at the rate of 6.35% per annum. During each subsequent Interest Accrual Period, this Certificate will bear interest at a per annum rate equal to the Prime Rate in effect on the preceding Adjustment Date minus 2.15%, subject to the limits described in the Agreement.

                  Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, upon written request to the Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Certificates which have initial Certificate Principal Balances aggregating at least $1,000,000.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of

                                  B-1-4
0210576.10
such  distribution  and only upon  presentation  and  surrender  of this Class A
Certificate at the office or agency maintained for that purpose by the Certificate Registrar in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as SWB SBA Loan-Backed, Adjustable Rate Certificates, Series 1997-1, Class A and Class B (herein called the "Certificates") and representing undivided ownership in the right to receive the principal portion of the Unguaranteed Interests of the SBA Loans together with interest thereon at the then applicable Class A or Class B Remittance Rate, as the case may be.

                  Neither the Certificates nor the SBA Loans represent an obligation of, or an interest in, the Servicer and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Small Business Administration, the Government National Mortgage Association or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the SBA Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any SBA Loan, such advance is reimbursable to the Servicer from late recoveries of interest on the SBA Loans generally.

                  As provided in the Agreement, deposits and withdrawals from the Certificate Account, the Spread Account and the Expense Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

                  Subject to certain restrictions, the Agreement permits the amendment thereof with respect to certain modifications (a) by the Seller, the Servicer and the Trustee without the consent of the Certificateholders and (b) by the Seller, the Servicer and the Trustee with the consent of the Majority Certificateholders. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.


                                  B-1-5
0210576.10

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Seller, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  Except for certain obligations of the Servicer to the Trustee, the obligations created by the Agreement shall terminate upon notice to the Trustee of the later of the following events: (i) the final payment or other liquidation of the last SBA Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any SBA Loan and the remittance of all funds due thereunder or (ii) mutual consent of the Servicer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by the Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St.
James, alive as of the date of the Agreement.


                                  B-1-6
0210576.10

                  IN WITNESS WHEREOF, the Servicer has caused this Certificate to be duly executed.

                                                    SIERRAWEST BANK,
                                                    Servicer


                                                     By:
                                                     Name:
                                                     Title:


Dated:_________________

Attest:


-------------------------
       Secretary


This is one of the Certificates referred to in the within-mentioned Agreement.


Marine Midland Bank,
      as Trustee


By:______________________
   Authorized Signatory

          or

Marine Midland Bank,
as Authenticating Agent


By:
   Authorized Signatory





                                  B-1-7
0210576.10

                                 EXHIBIT B-2

                         [FORM OF CLASS B CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1)-(3) OF REGULATION D UNDER THE SECURITIES ACT PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN



                                  B-2-1
0210576.10

ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT.

THIS CERTIFICATE MAY NOT BE ACQUIRED FOR OR ON BEHALF OF (1) AN EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ANY ENTITY, THE ASSETS OF WHICH WOULD BE DEEMED PLAN ASSETS UNDER THE DEPARTMENT OF LABOR REGULATIONS SET FORTH AT 29 C.F.R. ss.2510.3-101.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY
GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER
PERSON.

THE RIGHTS OF THE HOLDERS OF THE CLASS B CERTIFICATES TO RECEIVE DISTRIBUTIONS WITH RESPECT TO INTEREST AND PRINCIPAL WILL BE SUBORDINATED TO SUCH RIGHTS OF THE HOLDERS OF THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


                                  B-2-2
0210576.10

                  SWB SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

                  Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the Certificate Registrar or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


Series 1997-1                                Original Class B Certificate
Class B                                      Principal Balance:

No. 1                                        $3,594,000


                                             Original Dollar Amount as
                                             of the Cut-Off Date
                                             Represented by this

                                             Certificate:

                                              $---------------

Remittance Rate:                              Percentage Interest of
Variable                                      the Class B Certificates
                                              Evidenced by this
                                              Certificate:

Date of Pooling and                           Servicer:
Servicing Agreement                           SierraWest Bank
and Cut-Off Date:
April 30, 1997


First Remittance:                             Latest Maturity Date:
Date:                                         August 15, 2022
July 15, 1997
                                              CUSIP NO.: 784881 AB 0

Closing Date:                                 Trustee:

June 20, 1997                                               Marine Midland Bank

                  SierraWest Bank certifies that Cede & Co. is the registered owner of a percentage interest (the "Percentage Interest") in the Unguaranteed Interest in a pool of loans partially guaranteed by the U.S. Small Business




                                  B-2-3
0210576.10

Administration (the "SBA Loans") and serviced by SierraWest Bank (hereinafter called the "Servicer," in its capacity as the Servicer, and the "Seller," in its capacity as Seller, which terms include any successor entity under the Agreement referred to below). The SBA Loans were originated or purchased by the Seller. The SBA Loans will be serviced pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of April 30, 1997 (the
"Agreement") between Marine Midland Bank, as trustee (the "Trustee") and SierraWest Bank, as Seller and Servicer, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The Unguaranteed Interests of the SBA Loans have aggregate outstanding principal balances, at the close of business on the Cut-Off Date herein referred to, after application of payments received by the Servicer on or before such date, of $51,341,569.55.

                  On each  Remittance  Date,  commencing  on July 15, 1997,  the
Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered at the close of business on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest of the Class B Certificates evidenced by this Certificate and the amount required to be distributed to Holders of Class B Certificates on such Remittance Date pursuant to Section 6.07 of the Agreement.

                  During the initial Interest Accrual Period, this Certificate will bear interest at the rate of 6.85% per annum. During each subsequent Interest Accrual Period, this Certificate will bear interest at a per annum rate equal to the Prime Rate in effect on the preceding Adjustment Date minus 1.65%, subject to the limits described in the Agreement.

                  Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, upon written request to the Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Certificates which have initial Certificate Principal Balances aggregating at least $1,000,000.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation


                                  B-2-4
0210576.10
and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as SWB SBA Loan-Backed, Adjustable Rate Certificates, Series 1997-1, Class A and Class B (herein called the "Certificates") and representing undivided ownership in the right to receive the principal portion of the Unguaranteed Interests of the SBA Loans together with interest thereon at the then applicable Class A or Class B Remittance Rate, as the case may be.

                  Neither the Certificates nor the SBA Loans represent an obligation of, or an interest in, the Servicer and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Small Business Administration, the Government National Mortgage Association or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the SBA Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any SBA Loan, such advance is reimbursable to the Servicer from late recoveries of interest on the SBA Loans generally.

                  As provided in the Agreement, deposits and withdrawals from the Certificate Account, the Spread Account and the Expense Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

                  Subject to certain restrictions, the Agreement permits the amendment thereof with respect to certain modifications (a) by the Seller, the Servicer and the Trustee without the consent of the Certificateholders and (b) by the Seller, the Servicer and the Trustee with the consent of the Majority Certificateholders. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.



                                  B-2-5
0210576.10

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Seller, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  Except for certain obligations of the Servicer to the Trustee, the obligations created by the Agreement shall terminate upon notice to the Trustee of the later of the following events: (i) the final payment or other liquidation of the last SBA Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any SBA Loan and the remittance of all funds due thereunder or (ii) mutual consent of the Servicer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by the Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St.
James, alive as of the date of the Agreement.


                                  B-2-6
0210576.10

                 IN WITNESS WHEREOF, the Servicer has caused this Certificate to be duly executed.

                                       SIERRAWEST BANK,
                                       Servicer


                                       By:
                                       Name:
                                       Title:


Dated:_________________

Attest:


-------------------------
       Secretary


This is one of the Certificates referred to in the within-mentioned Agreement.


Marine Midland Bank,
      as Trustee


By:______________________
   Authorized Signatory

          or

Marine Midland Bank,
as Authenticating Agent


By:
   Authorized Signatory




                                  B-2-7
0210576.10

                                       EXHIBIT C

                     PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT

                                        (date)


                  To:      _______________________________

                           -------------------------------

                           _______________________________ (the "Depository")


                  As "Servicer" under the Pooling and Servicing Agreement, dated as of April 30, 1997, SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1 Class A and Class B (the "Agreement"), we hereby authorize and request you to establish an account, as a Principal and Interest Account pursuant to
Section 5.03 of the Agreement, to be designated as "SierraWest Bank, as Servicer, in trust for the registered holders of SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                       SIERRAWEST BANK


                                       By:
                                       Name:
                                       Title:


                                  C-1
0210576.10

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.




                                       (Name of Depository)


                                       By:
                                       Name:
                                       Title:



                                  C-2
0210576.10

                                  EXHIBIT D

                                  [OMITTED]





                                  D-1
0210576.10

                                  EXHIBIT E

                                  [OMITTED]





                                  E-1
0210576.10

                                  EXHIBIT E(1)

                                             WIRING INSTRUCTIONS FORM


                                                         _______________, 19__


[Paying Agent]
[Trustee]
========================
------------------------

                  Re:      SWB SBA Loan-Backed Adjustable Rate
                           Certificates, Series 1997-1,
                           [Class A] [Class B] Number ____

Dear Sir:

                  In connection with the sale of the above-captioned Certificate by ___________________________________ to ___________________________________,
("Transferee") you, as Paying Agent, are instructed to make all remittances to Transferee as Certificateholder as of ____________, 19__ by wire transfer. For such wire transfer, the wiring instructions are as follows:

                           ===========================
                           ---------------------------



                        --------------------------------
                                   Transferee



Certificateholder's mailing address:


Name:


Address:





                                  E(1)-1
0210576.10

                                  EXHIBIT F-1

                            FORM OF INITIAL CERTIFICATION

                                                            , 1997

[Seller]

[Servicer]

[SBA]


                  Re:      Pooling and Servicing Agreement
                           SWB SBA Loan-Backed Adjustable Rate
                           Certificates, Series 1997-1, dated
                           as of April 30, 1997 between Marine Midland Bank, as trustee and SierraWest Bank, as Seller and Servicer

Gentlemen:

                  In accordance with Section 2.05 of the above-captioned Pooling and Servicing Agreement (the "Agreement"), the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan
Exception Report"), it has received each of the documents required to be delivered to it pursuant to Section 2.04 of the Agreement (not including the original SBA Notes which are to be delivered to the Agent of the SBA) with respect to each SBA Loan listed in the SBA Loan Schedule and the documents contained therein appear to bear original signatures.

                  The Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement.


                                  F-1-1
0210576.10

                  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the SBA Loans identified on the SBA Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such SBA Loan.


                                            Marine Midland Bank,
                                              as Trustee


                                            By:
                                            Name:
                                            Title:



                                  F-1-2
0210576.10

                                  EXHIBIT F-2

                             FORM OF FINAL CERTIFICATION

                                     [date]


[Servicer]

[Seller]

[SBA]

                  Re:      Pooling and Servicing Agreement dated
                           as of April 30, 1997 between Marine Midland Bank, as Trustee and SierraWest Bank, as Seller and Servicer, SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1
Gentlemen:

                  In accordance with Section 2.05 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each SBA Loan listed in the SBA Loan Schedule (other than any SBA Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to Section 2.04 of the Pooling and Servicing Agreement and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such SBA Loan and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the SBA Loan Schedule respecting such SBA Loan is correct. The SBA has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The SBA makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the SBA Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such SBA Loan.


                                        Marine Midland Bank,
                                          as Trustee


                                        By:
                                        Name:
                                        Title:





                                  F-2-1

0210576.10

                                EXHIBIT G
                                [omitted]



                                  G-1



0210576.10

                                  EXHIBIT H

                               SBA LOAN SCHEDULE








                                  G-1
0210576.10

                                  EXHIBIT I

                        REQUEST FOR RELEASE OF DOCUMENTS



To:  [Trustee]
     [Agent of the SBA]



                           Re:      Pooling and Servicing Agreement,
                                    SWB SBA Loan-Backed Adjustable
                                    Rate Certificates, Series 1997-1,
                                    dated as of April 30, 1997

                  In connection with the administration of the pool of SBA Loans held by you, we request the release, and acknowledge receipt, of the (Trustee's SBA File/[specify document]) for the SBA Loan described below, for the reason indicated.

Obligor's Name, Address & Zip Code:


SBA Loan Number:


Reason for Requesting Documents (check one)

____ 1.           SBA Loan Paid in Full
                           (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 2.           SBA Loan Liquidated
                           (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)



                                  I-1
0210576.10

____ 3.           SBA Loan in Foreclosure

_____4. SBA Loan Repurchased Pursuant to Section 11.01 of the Pooling and Servicing Agreement.

_____5. SBA Loan Repurchased or Substituted Pursuant to Article II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Principal and Interest Account and/or remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 6. Collateral Being Released Pursuant to Section 5.01(f) of the Pooling and Servicing Agreement.

____ 7.           Other (explain)  ____________________________
                                ---------------------------------

                  If box 1 or 2 above is checked, and if all or part of the Trustee's SBA File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified SBA Loan.

                  If box 3, 4, 5, 6 or 7 above is checked, upon our return of all of the above documents to you, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                SIERRAWEST BANK,
                                As Servicer



                                       By:

                                      Name:

                                      Date:


Documents returned to Trustee:

-------------------------------
         Trustee



By:____________________________
Date:__________________________








                                  I-2



0210576.10

                                    EXHIBIT J

                           FORM OF LIQUIDATION REPORT

Customer Name:
Account number:
Original Principal Balance:

1.       Unguaranteed Percentage of Liquidation Proceeds

               Principal Prepayment                                                  $_______
               Property/Collateral Sale Proceeds                                      _______
               Insurance Proceeds                                                     _______
               Other (Itemize)                                                        _______

               Unguaranteed Percentage of
                 Total Proceeds                                                      $_______

2.       Servicing Advances                                   $________
         Monthly Advances                                      ________

                  Total Advances                                                     $_______

3.       Net Liquidation Proceeds                                                    $_______
         (Line 1 minus Line 2)

4.       Principal Balance of the SBA
           Loan on date of liquidation                                               $_______

5.       Realized (Loss) or Gain                                                     $_______
         (Line 3 minus Line 4)



                                                        J-1
0210576.10


                                       EXHIBIT K


FORM OF DELINQUENCY REPORT



DELINQUENCY AND FORECLOSURE INFORMATION

                     RANGES                    #                     GROSS            GROSS         POOL        UNGTD
SERIES               (IN DAYS)                 ACCOUNTS              AMOUNT           PCT           AMOUNT     PCT

1997-1     30 TO 59 DAYS
           60 TO 89 DAYS
           90 TO 179 DAYS
           180 TO 719 DAYS
           720 AND OVER
           TOTALS

        FORECLOSURE
        REO PROPERTY


        DELINQUENCY



        OUTSTANDING


                                  K-1
0210576.10

                                                     EXHIBIT L

                                    SERVICER'S MONTHLY COMPUTER DISKETTE FORMAT

               The  computer  tape to be  delivered  to the Trustee  pursuant to
Section 6.09 shall contain the following information for each SBA Loan as of the related Record Date:

               1. Name of the Obligor, address of the Mortgaged Property, if applicable, and Account Number.

               2.      The SBA Loan Interest Rate.

               3.      The Monthly Payment.

               4. The dates on which the payments were received for the applicable Due Period and the amount of such payments segregated into the following categories; (a) total interest received (including Servicing Fee, interest payable to holder of the Guaranteed Interest, interest payable to the Holder of the Bank's Interest, the Premium Protection Fee, Agent of the SBA's Fee, the Additional Fee, Excess Spread and Extra Interest); (b) interest pay-able to the holder of the Guaranteed Interest, the Additional Fee and Agent of the SBA's Fee; (c) principal and Excess Payments received; (d) Curtailments received; and (e) Principal Prepayments received.

               5. The SBA Loan principal balance at the beginning and end of the period.

               6.      The original disbursement date and current maturity date.

               7. A "Delinquency Flag" noting that the SBA Loan is current or delinquent. If delinquent, state the date on which the last payment was received.

               8. For any SBA Loan that is not either 24 months delinquent or otherwise determined to be uncollectible, a "Foreclosure Flag" noting that the SBA Loan is the subject of foreclosure proceedings.

               9. For any SBA Loan that is not either 24 months delinquent or otherwise determined to be uncollectible, an "REO Flag" noting that the Mortgaged Property is an REO Property.

               10. A "Liquidated SBA Loan Flag" noting that the SBA Loan is a Liquidated SBA Loan and the Net Liquidation Proceeds received in connection therewith.



                                  L-1
0210576.10

               11. Any additional information reasonably requested by the Trustee.



                                  L-2
0210576.10

                                  EXHIBIT M

                              MULTI-PARTY AGREEMENT

                  THIS MULTI-PARTY AGREEMENT ("Agreement") is entered into as of April 30, 1997, by and among SIERRAWEST BANK, a California state chartered bank, with an office located at P.O. Box 61000, 10181 Truckee Tahoe Airport Road, Truckee, California 96160 (the "Bank"); MARINE MIDLAND BANK, a banking corporation and trust company organized and existing under the laws of the State of New York, with an office located at 140 Broadway, New York, New York 10005 (the "Trustee"); and the UNITED STATES SMALL BUSINESS ADMINISTRATION, an agency of the United States Government, with an office at 409 Third Street S.W., Washington, D.C. 20416 ("SBA"), with reference to the following facts:

                       A. The Bank has made and intends to continue to make loans to small business concerns pursuant to the Small Business Act, as amended, and Title 13 of the Code of Federal Regulations, as amended (the "SBA Loans"), a portion of which are guaranteed by SBA pursuant to the Small Business Administration Loan Guaranty Agreement (Deferred Participation) (SBA Form 750), dated June 14, 1985, by and between SBA and the Bank (the "SBA Agreement") and pertinent SBA regulations found at 13 C.F.R. Parts 120.

                       B. The Bank has entered into certain Secondary Parti-cipation Guaranty and Certification Agreements on SBA Form 1086 (the "Participation Agreements"), each between the SBA and a purchaser (each, a "Guaranteed Holder") pursuant to which the Bank has sold the guaranteed portions (the "Guaranteed Percentage") of certain SBA Loans (as to each Participation Agreement, the "Subject Loans", and as to all of the Participation Agreements, the "Loan Pool") and SBA has caused its transfer agent to issue certificates to the Guaranteed Holder which entitle the Guaranteed Holder to receive the Guaranteed Percentage of payments and other recoveries of principal of the related Subject Loans together with interest thereon at a per annum rate in effect from time to time in accordance with the underlying loan agreement.

                       C. By virtue of the guaranty by the SBA of the Guaranteed Percentage of the SBA Loans in the Loan Pool and/or its obligations under the Participation Agreements, SBA is a party in interest with respect to the Guaranteed Percentage of such SBA Loans.

                       D. Pursuant to and in accordance with the SBA Rules and Regulations, the Bank is required to retain an economic interest in each SBA Loan. The Bank is retaining a portion of each SBA Loan in an amount equal to 5% of the then current principal balance of such SBA Loan (such portion, the "Bank's Interest") and pursuant to the Pooling and Servicing Agreement (as hereinafter defined) the Bank has established a reserve fund in the form of the Spread Account (as defined in the Pooling and Servicing Agreement).

                       E. Pursuant to and in accordance with the policies of the SBA, the Seller is required to retain a portion of the interest received


                                  M-1
0210576.10
on the Guaranteed Interest in each SBA Loan sold by it to the Trust Fund (such portion, the "Premium Protection Fee").

                       F. The Bank and the Trustee have entered into a Pooling and Servicing Agreement, dated as of April 30, 1997 (the "Pooling and Servicing Agreement"), pursuant to which (i) the Bank will convey to the Trust the right to receive all payments and other recoveries on the Loan Pool in excess of the amounts payable to or for (a) the Guaranteed Holders, (b) the Holder of the Bank's Interest, (c) the Servicing Fee, (d) the Premium Protection Fee and (e) the fee due to the SBA or SBA's fiscal and transfer agent under the Participation Agreements and in exchange for which the Trust will issue certificates (the "Certificates") evidencing the right to receive the remaining unguaranteed portions (the "Unguaranteed Percentage") of all payments and other recoveries of principal of the Loan Pool together with interest thereon at a weighted average per annum rate in effect from time to time (the "Certificate Rate") and (ii) the Bank, as Servicer, will service the Loan Pool in accordance with the terms of the SBA Agreement, the Participation Agreements and the Pooling and Servicing Agreement. Any actions required of the Bank under the Pooling and Servicing Agreement or this Agreement may be performed by or through an entity approved with prior written consent by SBA, but any such subservicing arrangement shall not limit or reduce the Bank's obligations or liabilities as servicer under the Pooling and Servicing Agreement or this Agreement.

                       G. The SBA Loans in the Loan Pool are SBA Loans in which SBA will have an interest by reason of SBA's guaranty of a portion thereof pursuant to the SBA Agreement.

                       H. The parties to this Agreement desire to resolve any inconsistencies between the SBA Agreement (including SBA regulations), the Participation Agreements and the Pooling and Servicing Agreement and to clarify the respective rights of the parties to such agreements and certain other matters with respect to the SBA Loans in the Loan Pool.

                       NOW, THEREFORE, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Guaranteed Interest" shall mean the interest of SBA in and to that portion of the payments on or with respect to any Loan to which a Guaranteed Holder is entitled pursuant to a Participation Agreement.

     "Loan Instruments" shall mean all notes, security agreements, mortgages, instruments of hypothecation and all other agreements and documents which relate to SBA Loans.

     "SBA Loan" shall mean any loan of the type described in Recital A hereof made by the Bank, as lender, to any person or entity.


                                  M-2
0210576.10

                       "Trust" shall mean the trust established pursuant to the Pooling and Servicing Agreement.

   "Unguaranteed Interest" shall mean that portion of any SBA Loan in the Loan Pool which does not constitute a Guaranteed Interest, the Bank's Interest or the Premium Protection Fee in such SBA Loan and includes any such interest transferred by the Bank under the Pooling and Servicing Agreement.

All other terms defined in the preamble or the recitals hereto shall have the respective meanings therein ascribed to them.

     2. SBA Consent to Operative Agreements. SBA acknowledges receipt of a copy of the Pooling and Servicing Agreement and SBA consents to the execution and performance by the parties thereto of the Pooling and Servicing Agreement and the consummation of the transactions contemplated thereunder, including but not limited to resales of Certificates pursuant to the terms of the Pooling and Servicing Agreement. This Agreement constitutes any required consent of SBA to the transactions contemplated by the Pooling and Servicing Agreement, including, without limitation, the consent by SBA under Paragraph 12 of the SBA Agreement and any other agreements or regulations which may require SBA's consent prior to the execution or performance by the parties thereto of the Pooling and Servicing Agreement or the transactions contemplated thereby, including but not limited to resales of Certificates pursuant to the terms of the Pooling and Servicing Agreement.

     3. Acknowledgment of SBA Interest. The Bank and the Trustee (on behalf of itself and holders of Certificates) acknowledges the interest of SBA in each SBA Loan in the Loan Pool and in the related Loan Instruments, to the extent of the Guaranteed Interest therein, and, in addition thereto, the Bank (as Servicer) and the Trustee agree to execute and deliver such releases and instruments as SBA may from time to time request with respect to the Guaranteed Interest therein. The parties hereto agree that any amounts in respect of any Guaranteed Interest received by the Trustee or the Bank, as servicer under the Pooling and Servicing Agreement, shall be paid directly to Colson Services Corp., as fiscal and transfer agent for the benefit of SBA or the applicable Guaranteed Holder (the "Agent of the SBA"), and shall be deemed to be payments by the Bank pursuant to the SBA Agreement or the related Participation Agreement, as applicable.

     4. SBA Acknowledgment of Interest. SBA acknowledges that it has no interest whatsoever in any Unguaranteed Interest, the Bank's Interest, the Premium Protection Fee or in any Loan Instruments executed as evidence thereof or any collateral therefor except to the extent, if any, that such Loan Instruments also evidence, or such collateral also secures payment of, a Guaranteed Interest. The parties hereto agree that (i) any amounts received by SBA in respect of any Unguaranteed Interest shall be paid directly to the Trustee by SBA and shall be deemed payments by the Bank to the Trustee pursuant to the Pooling and Servicing Agreement

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

and (ii) any amounts received by SBA in respect of the Bank's Interest or the Premium Protection Fee shall be paid directly to the Bank by SBA. With respect to any right to payment of any Unguaranteed Interest, the Bank's Interest or the Premium Protection Fee, this Agreement shall, to the extent permitted by law,
(i) constitute a notice of assignment of claims and SBA's acknowledgment thereof pursuant to the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C.
3127) and (ii) satisfy the notice requirements of such Act for the full term of the Pooling and Servicing Agreement.

                       5. Bank to Retain Economic Interest; Agreements of Parties Pursuant to SBA Regulations.

                       (a) Pursuant to 13 C.F.R. Section 120.420(b)(2), the Bank and the Trustee agree to establish the Spread Account pursuant to the Pooling and Servicing Agreement.

                       (b) The Bank will not use the SBA Loans or the colla-teral supporting the SBA Loans for any borrowing not related to financing of the guaranteed or unguaranteed portion of SBA Loans.

                       6. Delivery to the Agent of the SBA and Trustee. (a) Prior to the issuance of the Certificates, the Bank shall cause to be delivered to the Agent of the SBA, at the office of the Agent of the SBA located in New York, New York, the originals of all notes evidencing the SBA Loans in the Loan Pool and a written verification that any such note delivered by the Bank is an original note representing a Loan, a portion of which is guaranteed by the SBA. The SBA shall be entitled to rely upon any such written verification from the Bank and any such written verification shall be considered by the parties to this Agreement to be sufficient evidence that the Bank has delivered to the Agent of the SBA an original note so as to enable the Agent of the SBA to execute receipts for delivery of such original note pursuant to this Section 6 of this Agreement. To the extent any of such notes are held by SBA, SBA agrees to permit the Bank to deliver such notes to the Agent of the SBA prior to June 18, 1997. Each note so delivered shall be endorsed by means of an allonge (i.e., an endorsement of the note constituting a separate piece of paper) as follows:
"Pay to the order of Marine Midland Bank, and its successors and assigns, as trustee under the Pooling and Servicing Agreement dated as of April 30, 1997, for the benefit of the United States Small Business Administration, the Holder of the Bank's Interest and the holders of SWB SBA Loan-Backed Certificates, Series 1997-1, Class A and Class B as their respective interests may appear, without recourse. "Upon such delivery to the Agent of the SBA of any note evidencing an SBA Loan, the Agent of the SBA shall issue and deliver to the Bank and the Trustee a receipt for such notes in the form of Exhibit 1 hereto.

                       (b) The parties hereto agree that possession of such notes is being delivered to the Agent of the SBA for the purposes of protecting
(i) the SBA's interests therein, (ii) the Holder of the Bank's Interest therein and (iii) the Certificateholder's interests therein. For these purposes the Agent of the SBA is holding possession of such note or notes as agent and bailee for the Trustee, the Holder of the Bank's Interest and the SBA, as their

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

interests may appear. The Agent of the SBA, in such capacity, does not and will not during the term of this Agreement have any interest in the SBA Loans in the Loan Pool or the related Loan Instruments.

                       (c) Prior to the issuance of the Certificates, the Bank shall cause to be delivered to the Trustee, at the office of the Trustee located in New York, New York, the following:

                       (i) for each SBA Loan in the Loan Pool that is secured by commercial real property or residential real property (A) the original recorded mortgage or deed of trust with evidence of recording thereon or, in the event that such original has not been returned from or is retained by the recorder's office, a copy of such mortgage or deed of trust certified to be a true and complete copy thereof by an officer of the Bank; (B) certified copy of the assignment of Mortgage endorsed as follows: "Marine Midland Bank, ("Assignee") its successors and assigns, as trustee under the Pooling and Servicing Agreement dated as of April 30, 1997, subject to the Multi-Party Agreement dated as of April 30, 1997;" (C) original recorded intervening assignments, if any, or if the original is unavailable, copies thereof certified by the Bank to be true and complete; and (D) originals or certified copies of all title insurance policies to the extent such policies were obtained; and

                       (ii) for all SBA Loans (A) blanket assignment of all col-lateral securing the Loan, including without limitation, all rights under applicable guarantees and insurance policies; (B) irrevocable power of attorney from the Bank to the Trustee to execute, deliver, file or record and otherwise deal with the collateral for the Loans in accordance with the Pooling and Servicing Agreement and this Agreement; and (C) blanket UCC-1 financing statements identifying by type all collateral for the Loans in the Loan Pool and naming the Trustee and the SBA as Secured Parties and the Bank as the Debtor.

                  Promptly following issuance of the Certificates, the Bank will cause each assignment referred to in clause (i)(B) above to be recorded in the recorders' offices and will cause the UCC-1 financing statement referred to in clause (ii)(C) above to be recorded as applicable. The Bank shall deliver to the Trustee the original mortgage or deed of trust and the recorded assignments (except in those instances where the originals are not returned) promptly following the receipt thereof from the recorder's office.

                       (d) The parties hereto agree that the Agent of the SBA shall not relinquish possession of any such note or notes to the Bank or any other person except in accordance with the terms of the Pooling and Servicing Agreement. Upon reasonable notice to the Agent of the SBA, SBA shall have the right to inspect during normal business hours the original notes at the Agent of the SBA's office where such notes are held.

                       7. Servicing of Loans. The Trustee agrees that prior to the occurrence of an "Event of Default" (as defined in the Pooling and

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


Servicing Agreement), it will not take any action against any debtor obligated under a Loan, or otherwise interfere with the collection and servicing of any SBA Loan. The parties hereto acknowledge and agree that, notwithstanding anything contained in the SBA Agreement, payments by borrowers under the SBA Loans in the Loan Pool will be received by the Bank, as servicer under the Participation Agreements, and by the Bank as servicer under the Pooling and Servicing Agreement. The Bank shall remit funds to which the Guaranteed Holders, the Holder of the Bank's Interests and/or SBA are entitled in accordance with the terms of the Participation Agreements, and shall remit funds which are required to be remitted to the Trustee in accordance with the terms of the Pooling and Servicing Agreement. Upon the default of any borrower, SBA hereby designates the Bank to proceed with collection actions in accordance with the SBA Agreement and the Pooling and Servicing Agreement. Title to any property acquired through foreclosure or deed-in-lieu of foreclosure shall be in the name of the Trustee on behalf of the Trust Fund but subject to the terms of this Agreement. The Bank, as servicer, shall continue to administer such property and shall be responsible for the disposition thereof in accordance with the terms of the Pooling and Servicing Agreement. Proceeds of any such disposition shall be remitted in accordance with the terms of this Agreement. Upon the occurrence of an Event of Default and termination of the Bank as servicer under the Pooling and Servicing Agreement, the Trustee shall become the servicer of the SBA Loans in the Loan Pool in accordance with the terms of the Pooling and Servicing Agreement, this Agreement and the SBA Form 750 referred to below; provided, however, that at such time the Trustee is an approved SBA guaranteed lender in good standing, operating pursuant to a current Small Business Administration Loan Guaranty Agreement (Deferred Participation) (SBA Form 750); and provided, further, that if the Trustee does not satisfy such condition, SBA may select a successor servicer. Any subsequent transfer of the servicing of the Loan Pool shall be subject to Section 8 of this Agreement.

                       8. Transferees. The Trustee agrees that it will not sell, pledge or otherwise transfer any of its interest in the SBA Loans in the Loan Pool, including the servicing of such SBA Loans, to any Person other than those Persons who have consented to this Agreement pursuant to Exhibit 2 hereto.

                       9. Amendment and Term. As long as the Pooling and Servicing Agreement is in effect and obligations are owed by the Bank pursuant thereto, this Agreement may not be terminated or amended without the prior written consent of the parties hereto. The parties hereto agree that neither the SBA Agreement nor the Pooling and Servicing Agreement shall be amended in any manner that would impair the respective rights of SBA and/or the Trustee in any material respect under this Agreement, without the prior written consent of the party so affected.

                       10. Notices and Deliveries. Any notice or other com-munication contemplated by any provision of this Agreement shall be in writing and shall be made or given by hand delivery, by registered or certified mail, return receipt requested, or by telecopier to the address or telecopy number of such party set forth below or to such changed address or telecopy

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

number as such party shall specify by notice; provided that notice of change of address or telecopy number shall be effective upon receipt. Any such notice or other communication hereunder shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed registered or certified; and when receipt is acknowledged, if telecopied.

                       If to the Bank at:

                       SierraWest Bank
                       P.O. Box 61000
                       10181 Truckee Tahoe Airport Road
                       Truckee, California 96160
                       Telecopy No. (916) 582-3020
                       Attention:  Chief Financial Officer

                       If to the Trustee, at:

                       Marine Midland Bank
                       140 Broadway, 12th Floor
                       New York, New York 10005
                       Attention:  Corporate Trust Administration



                       If to SBA, at:

                       U.S. Small Business Administration
                       409, Third Street, S.W.
                       Washington, DC  20416
                       Telecopy No. (202) 205-7722
                       Attention:  Office of Financial Assistance

                       If to the Agent of the SBA, at:

                       Colson Services Corp.
                       150 Nassau Street
                       New York, New York 10038

                       Attention:  Thomas Orrico, Director of Operations

or to such address as any party may designate for itself by like notice to each of the other parties.



                                  M-7
0210576.10

                       11. Inconsistencies. If any provision of this Agreement conflicts, or is inconsistent, with any provision in any of the Pooling and Servicing Agreement, the Participation Agreements, or the SBA Agreement, the provisions of this Agreement shall govern and control. To the extent necessary to effectuate the foregoing, each of the Pooling and Servicing Agreement, the Participation Agreements and the SBA Agreement are deemed to be amended by this Agreement.

                       12. No Assumption of the Bank's Liabilities; No Subjec-tion to SBA Regulation. Neither the execution of this Agreement nor the taking of any action by the Trustee or the Agent of the SBA contemplated or permitted hereunder or under the Pooling and Servicing Agreement shall constitute or be deemed to be an assumption by the Trustee or the Agent of the SBA of any liabilities or obligations of the Bank.

                       13. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                       14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

                       15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same agreement.
                       16. Section Headings. The section headings contained in this Agreement are for convenience only and shall be without substantive meaning or content.


                                  M-8
0210576.10

                       IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year first specified above.

                       SIERRAWEST BANK


                       BY:_______________________________
                                      Name:
                                     Title:


                       MARINE MIDLAND BANK,
                       as Trustee


                       By:_______________________________
                                      Name:
                                     Title:


                       UNITED STATES SMALL BUSINESS
                       ADMINISTRATION


                       BY:_______________________________
                                      Name:
                                     Title:



                                  M-9
0210576.10

                                    EXHIBIT 1

                          ACKNOWLEDGMENT OF RECEIPT OF NOTE

                                                            ___________, 1997

                  In accordance with Section 2.05(a) of the Pooling and Servicing Agreement, dated as of April 30, 1997, between Marine Midland Bank, as trustee, and SierraWest Bank, as Seller and Servicer, under said Agreement which is subject to that certain Multi-Party Agreement dated as of April 30, 1997, by and among SierraWest Bank, the United States Small Business Administration, and Marine Midland Bank, the undersigned, Colson Services Corp. as Agent for the United States Small Business Administration, hereby acknowledges receipt of the original SBA note with respect to the following:

                  MAKER:

                  ORIGINAL PRINCIPAL AMOUNT:

                  DATE OF NOTE:

                  SBA LOAN NUMBER (GP NUMBER):

                  SWB ACCOUNT NUMBER:

                  Capitalized terms used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                       COLSON SERVICES CORP.,
                       as Agent for the UNITED STATES
                       SMALL BUSINESS ADMINISTRATION



                       By:_______________________________


                       Its:______________________________


INSTRUCTIONS TO COLSON SERVICES CORP. On the Closing Date, one originally executed copy of this receipt should be immediately available for pick-up at the office of the Agent of the SBA or delivered to each of Marine Midland Bank, as trustee, located at 140 Broadway, 12th Floor, New York, New York 10005 and to SierraWest Bank, P.O. Box 61000, 10181 Truckee Tahoe Airport Road,
Truckee, California 96160.




                                  1-1
0210576.10

                                  EXHIBIT 2

                  The undersigned consent and agree to be bound by the terms of foregoing Multi-Party Agreement.



                       -----------------------------------


                       By:________________________________
                                      Name:
                                     Title:






                                  2-1
0210576.10

                                  EXHIBIT N


                                  [OMITTED]





                                  N-1
0210576.10

                                  EXHIBIT O-1


                         FORM OF TRANSFEREE LETTER [NON-RULE 144A]



SierraWest Bank, as Servicer
P.O. Box 61000
10181 Truckee Tahoe Airport Road
Truckee, California 96160

Marine Midland Bank, as Trustee
140 Broadway, 12th Floor
New York, New York  10005
Attention:  Corporate Trust Administration

                                                       _________, 199_

                           Re:  SWB SBA Loan-Backed Adjustable Rate
                                Certificates, Series 1997-1, Class __

Ladies and Gentlemen:

                  In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an institutional "Accredited Investor," as defined in the Pooling and Servicing Agreement pursuant to which the Certificates were issued (the "Agreement"), and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below), (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, (f) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the


                                  O-1-1
0210576.10
addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate if required by the Agreement, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Agreement and (g) with respect to a Class B Certificate, the purchaser is not acquiring a Class B Certificate, directly or indirectly, for or on behalf of: (i) an employee benefit plan or other retirement arrangement subject to the Employee Income Retirement Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) any entity, the assets of which would be deemed plan assets under the Department of Labor regulations set forth at 29 C.F.R. ss.2510.3-101.


                                       Very truly yours,


                                       -------------------------
                                       Print Name of Transferee


                                       By:
                                       Authorized Officer








                                  O-1-2
0210576.10

                                       EXHIBIT O-2

                                  FORM OF RULE 144A CERTIFICATION


SierraWest Bank, as Servicer
P.O. Box 61000
10181 Truckee Tahoe Airport Road
Truckee, California 96160

Marine Midland Bank, as Trustee
140 Broadway, 12th Floor
New York, New York  10005
Attention:  Corporate Trust Administration

                                                             __________, 199_

                           Re:  SWB SBA Loan-Backed Adjustable Rate
                                Certificates, Series 1997-1, Class __



Ladies and Gentlemen:

                  In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates,
(d) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act and have completed either of the forms of certification to that


                                  0-2-1
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

effect attached hereto as Annex 1 or Annex 2 and (e) with respect to a Class B Certificate, we are not acquiring a Class B Certificate, directly or indirectly, for or on behalf of: (i) an employee benefit plan or other retirement arrangement subject to the Employee Income Retirement Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) any entity, the assets of which would be deemed plan assets under the Department of Labor regulations set forth at 29 C.F.R. ss.2510.3-101. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act.


                                  0-2-2
0210576.10

                                                       ANNEX 1 TO EXHIBIT O
[Date]
[Placement Agent]
[Address]

[Issuer]
[Address]

                  Re:      SierraWest Bank
                           SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B
                           (the "Privately Offered Securities")

Ladies and Gentlemen:

                  In connection with our purchase of Privately Offered Securities, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act")) as follows:

1. It owns and/or invests on a discretionary basis eligible securities (excluding affiliate's securities, bank deposit notes and CD's, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and currency, interest rate and commodity swaps), as described below:

        Amount:1  $_________________; and

2.      The dollar amount set forth above is:

        a. greater than $100 million and the undersigned is one of the following entities:



--------------------
1. Must be calculated using only securities which the undersigned beneficially held as of the date below.


* A purchase by an insurance company for one or more of its separate accounts, as defined by section 2(a)(37) of the Investment Company Act of 1940, which are neither registered nor required to be registered there-under, shall be deemed to be a purchase for the account of such insurance company.




                                  0-2-3

0210576.10



                (1)      o                 an insurance company as defined in Section 2(13) of the Act;*
                                           or
                (2)      o                 an investment company registered under the Investment
                                           Company Act or any business development company as
                                           defined in Section 2(a)(48) of the Investment Company Act
                                           of 1940 or as defined in Section 202(a)(22) of the Investment
                                           Advisers Act of 1940; or

                (3)      o                 a Small Business Investment Company licensed by the U.S.
                                           Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

                (4)      o                 a plan (i) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and
                                           (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

                (5)      o                 a corporation (other than a U.S. bank, savings and loan
                                           association or equivalent foreign institution), partnership,
                                           Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code;
                                           or

                (6)      o                 a U.S. bank, savings and loan association or equivalent
                                           foreign institution, which has an audited net worth of at least
                                           $25 million as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding
                                           the date of sale in the case of a U.S institution or 18 months in the case of a foreign institution.; or


                                  0-2-4
0210576.10


               (7)       o      an investment adviser registered under the
                                Investment Advisers Act; or

        b.      o        greater than $10 million, and the undersigned is a
                         broker-dealer registered with the SEC; or

        c.      o        less than $10 million, and the undersigned is a broker-
                         dealer registered with the SEC and will only purchase
                         Rule 144A securities in riskless principal transactions
                         (as defined in Rule 144A); or
        d.      o        less than $100  million,  and the  undersigned  is an
                         investment  company  registered  under  the  Investment
                         Company Act of 1940,  which,  together with one or more
                         registered  investment  companies having the same or an
                         affiliated  investment  adviser,  owns  at  least  $100
                         million of eligible securities; or

        e.      o        less than $100 million, and the undersigned is an en-
                         tity, all the equity owners  of which are qualified
                         institutional buyers.

                The undersigned further certifies that it is purchasing Privately Offered Securities for its own account or for the account of others that independently qualify as "Qualified Institutional Buyers" as defined in Rule 144A. It is aware that the sale of the Privately Offered Securities are being made in reliance on its continued compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Act provided by Rule 144A. The undersigned understands that the Privately Offered Securities may be resold, pledged or transferred only to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A.

                The undersigned agrees that if at some time before the expiration of the holding period described in Rule 144 it wishes to dispose of or exchange any of the Privately Offered Securities, it will not transfer or exchange any of the Privately Offered Securities to a Qualified Institutional Buyer without first obtaining a letter in the form hereof from the transferee and delivering such certificate to the addressees hereof.


                                       0-2-5
0210576.10

                IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Qualified Institutional Buyer on the _____ day of ___________, 1997.



                                Name of Institution



                                    Signature



                                    Name

                                    Title**




--------
**      Must be President, Chief Financial Officer, or other executive officer.


                                                       0-2-6
0210576.10

                                  Exhibit 28.2

                                  $51,341,000
                          SWB SBA LOAN-BACKED ADJUSTABLE RATE
                              CERTIFICATES, SERIES 1997-1
                            $47,747,000 CLASS A CERTIFICATES
                             $3,594,000 CLASS B CERTIFICATES

                                  PURCHASE AGREEMENT


                                                                 June 13, 1997
Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

         Section 1. Authorization of Certificates. SierraWest Bank, a California banking Corporation (the "Company"), has duly authorized the sale of $47,747,000 in aggregate principal amount of its SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A (the "Class A Certificates") and $3,594,000 in aggregate principal amount of its SWB SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class B (the "Class B Certificates" and, along with the Class A Certificates, the "Certificates"). The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of April 30, 1997 (the "Pooling and Servicing Agreement"), between the Company and Marine Midland Bank, as trustee thereunder (together with its successors and assigns, the "Trustee"). The Certificates represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") created by the Company which consists primarily of the right to receive payments and certain other amounts attributable to certain unguaranteed interests (the "Unguaranteed Interests") in a pool of loans (the "SBA Loans") partially guaranteed by the U.S. Small Business Administration (the "SBA") which will be sold and transferred to the Trustee by the Company. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

         The Certificates are to be offered and sold by means of a confidential Private Placement Memorandum (including any amendments or supplements thereto, the "PPM") prepared by the Company and pursuant to a Private Placement Agency Agreement, dated June 13, 1997 (the "Placement Agreement"), between the Company and Prudential Securities Incorporated, as placement agent (the "Placement Agent"), in a transaction exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

         During the initial Interest Accrual Period, the Class A Certificates shall bear interest at a rate equal to 6.35% per annum and the Class B Certificates shall bear interest at a rate equal to 6.85% per annum. For each Interest Accrual Period thereafter, the Class A Certificates shall bear

0210248.05


interest at a per annum rate equal to the Prime Rate minus 2.15% and the Class B Certificates shall bear interest at a per annum rate equal to the Prime rate minus 1.65%, in each case subject to the adjustments described in the Pooling and Servicing Agreement.

         The Company hereby agrees with you (the "Initial Purchaser") as follows:

         Section 2. Purchase of Certificates Subject to the terms and conditions and in reliance upon the representations and warranties and agreements set forth herein, (A) the Company agrees to sell (i) all of the Class A Certificates and
(ii) all of the Class B Certificates to the Initial Purchaser as hereinafter provided, and (B) the Initial Purchaser agrees to purchase, on the Closing Date (as defined in Section 3 below) (i) such Class A Certificates at a purchase price equal to 100% of the principal amount being purchased and (ii) such Class B Certificates at a purchase price equal to 100% of the principal amount being purchased. At the time of the delivery of the Certificates to the Initial Purchaser, the Initial Purchaser shall make such payment to the Company of such purchase price by wire transfer in immediately available funds to such account as the Company shall designate; provided, however, that the Initial Purchaser may, at its option, set off from such purchase price the amount due the Initial Purchaser by the Company pursuant to Section 2 of the Placement Agreement so that the Initial Purchaser may wire only the net amount due.

         Section 3. Delivery. Delivery of the Class A and Class B Certificates shall be made in the form of one or more global certificates for each such Class delivered to The Depository Trust Company, except that any Class A or Class B Certificate to be sold by the Initial Purchaser to an Institutional Accredited Investor that is not a QIB (as such terms are defined in the Placement Agreement) shall be delivered in fully registered, certificated form in the minimum denominations set forth in the PPM at the offices of Stroock & Stroock & Lavan LLP, New York, New York at 10:00 am. New York City time, on the date hereof, or such other place, time or date as may be mutually agreed upon by the Initial Purchaser and the Company (the "Closing Date"). Subject to the foregoing, the Class A and Class B Certificates will be registered in such names and such denominations as the Initial Purchaser shall specify in writing to the Company and the Trustee.

         Section 4. Representations and Warranties of the Company. The Company represents and warrants to the Initial Purchaser, as of the Closing Date, that:

                  (i) The PPM does not and will not, and any amendments thereof or supplement thereof and any additional information and documents concerning the Certificates delivered by or on behalf of the Company to prospective purchasers of the Certificates (collectively, such information and documents, the "Additional Offering Documents"), each as of their respective dates, and any oral statements made by the Company to any prospective purchaser of the Certificates did not or will not, each as of its issue date or date on which such statement was made and as of the Closing Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.


                  (ii) The Company is a bank duly organized, validly existing and in good standing under the laws of California, has all corporate power and authority necessary to own or hold its properties and conduct its business in which it is engaged as described in the PPM and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each jurisdiction in which the conduct of its business requires such licensing or qualification.

                  (iii) The Placement Agreement and this Agreement have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Agent,
         constitute   valid  and  legally binding obligations of the Company,
         enforceable against the Company in accordance with their respective terms.

                  (iv) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (v) The Multi-Party Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the parties thereto, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (vi) When executed by the Company and authenticated and delivered by the Trustee in accordance with the Pooling and Servicing Agreement and paid for by the purchasers thereof, the Certificates will have been duly executed, authenticated, issued and delivered and will be entitled to the benefits of the Pooling and Servicing Agreement.

                  (vii) Other than as set forth in or contemplated by the PPM, there are no legal or governmental proceeding pending to which the Company is a party or of which any property or assets of the Company is the subject of which, if determined adversely to the Company, would individually or in the aggregate have a material adverse affect on the financial position, stockholder's equity or results of operations of the Company or on the performance by the Company of its obligations hereunder or under the Placement Agreement, the Pooling and Servicing Agreement or the Multi-Party Agreement, and, to the best of the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (viii) The execution, sale and delivery of the Certificates by the Company, the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Multi-Party Agreement (as defined in the Pooling and Servicing Agreement) and the Placement Agreement by the Company and the consummation by the Company of the transactions contemplated herein and in all documents relating to the Certificates will not result in any breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or to which any of its properties or assets is subject, except for such of the foregoing as to which relevant waivers or amendments have been obtained and are in full force and effect, nor will any such action result in a violation of the Articles of Association or by-laws of the Company or any law or any order, decree, rule or regulation of any court or governmental agency having jurisdiction over the Company or its properties.

                  (ix) The Trust created by the Pooling and Servicing Agreement is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (x) Assuming the Purchaser's representations are true and accurate, it is not necessary in connection with the offer, sale and delivery of the Certificates in the manner contemplated by this Agreement and the PPM to register the Certificates under the Securities Act.

                  (xi) No qualification of the Pooling and Servicing Agreement under the Trust Indenture Act of 1939, as amended (the "1939 Act"), is required.

                  (xii) The Class A and Class B Certificates satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

                  (xiii) At the time of execution and delivery of the Pooling and Servicing Agreement, the Company owned each of the SBA Loans free and clear of all liens, encumbrances, adverse claims or security interests ("Liens") and the Company had the power and authority to transfer the SBA Loans to the Trust and to transfer the Certificates to the Initial Purchaser.

                  (xiv) Upon the  execution  and  delivery  of the  Pooling  and
         Servicing Agreement, payment by the Initial Purchaser for the Certificates and delivery to the Initial Purchaser of the Certificates, the Trust will own the SBA Loans and the Initial Purchaser will acquire title to the Certificates, in each case free of Liens except such Liens as may be created or granted by the Initial Purchaser and those listed in the Pooling and Servicing Agreement.

                  (xv) No consent, authorization or order of, or filing or registration with any court or governmental agency is required for the issuance and sale of the Certificates or the execution, delivery and performance by the Company of this Agreement, the Pooling and Servicing Agreement, the Multi-Party Agreement or the Placement Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained or as may be required under state securities or blue sky laws in connection with the sale and delivery of the Certificates in the manner contemplated herein.

                  (xvi) The SBA Loans, individually and in the aggregate, have the characteristics described in the PPM.

                  (xvii) Each of the representations and warranties of the Company set forth in the Pooling and Servicing Agreement is true and correct in all material respects.

                  (xviii) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Placement Agreement, the Multi-Party Agreement, the Pooling and Servicing Agreement and the Certificates have been or will be paid by the Company prior to the Closing Date.

                  (xix) No adverse selection procedures were used in selecting the SBA Loans from among the loans that meet the representations and warranties of the Company contained in the Pooling and Servicing Agreement and that are included in the portfolio of the Company.

                  (xx) The Company is licensed, qualified and in good standing in each state where an SBA Loan was originated if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, to originate the SBA Loans and to perform its obligations as Company hereunder and under the Pooling and Servicing Agreement.

         Section 5. Sale of Certificates to the Initial Purchaser. The sale of the Certificates to the Initial Purchaser will be made without registration of the Certificates under the Securities Act, in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act.

                  (a) The Initial Purchaser hereby represents to the Company that it is a QIB within the meaning of Rule 144A under the Securities Act.

                  (b) The Initial Purchaser is not purchasing the Class B Certificates, directly or indirectly, for or on behalf of: (i) an employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, and/or
         Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) any entity, the assets of which would be deemed plan assets under the Department of Labor regulations set forth at 29 C.F.R. ss.2510.3-101.

                  (c) The Initial Purchaser is duly authorized and possesses the requisite corporate power to enter into this Agreement.

                  (d) There is no action, suit or proceeding pending against or, to the knowledge of the Initial Purchaser, threatened against or affecting, the Initial Purchaser before any court or arbitrator or any government body, agency, or official which could materially adversely affect the ability of the Initial Purchaser to perform its obligations under this Agreement.

         Section 6. Certain Agreements of the Company. The Company covenants and agrees with the Initial Purchaser as follows:

                  (a) If, at any time prior to the 90th day following the Closing Date, any event involving the Company shall occur as a result of which the PPM (as then amended or supplemented) would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company promptly will notify the Initial Purchaser and prepare and furnish to the Initial Purchaser an amendment or supplement to the PPM that will correct such statement or omission.

                  (b) During the period referred to in Section 6(a), the Company will furnish to the Initial Purchaser without charge copies of the PPM (including all exhibits and documents incorporated by reference therein), the Pooling and Servicing Agreement, and all amendments or supplements to such documents, in each case as soon as reasonably available and in such quantities as the Initial Purchaser may reasonably request.

                  (c) While any Class A or Class B Certificates remain outstanding, unless such Classes have been registered, the Company will make available, upon request, to the Initial Purchaser, any holder and any prospective purchaser of such Class A or Class B Certificates the information concerning the Company specified in Rule 144A(d)(4) under the Securities Act.

         Section 7. Conditions of the Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase the Certificates on the Closing Date will be subject to the accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations here-under and to the following additional conditions precedent:

                  (a) The Certificates shall have been duly authorized, executed, authenticated, delivered and issued, and the Pooling and Servicing Agreement and the Multi-Party Agreement shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, the SBA Loans shall have been delivered to the Trustee pursuant to the Pooling and Servicing Agreement and the Spread Account shall have been funded as required by the Pooling and Servicing Agreement.

                  (b) The Initial Purchaser shall receive a certificate, dated the Closing Date, of the President, Chief Executive Officer, Chief Financial Officer or any Executive or Senior Vice President of the Company to the effect that such officer has carefully examined this Agreement, the Placement Agreement, the PPM and the Pooling and Servicing Agreement and that, to the best of such officer's knowledge
         (i) since the date information is given in the PPM, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or the ability of the Company to perform its obligations hereunder or under the Pooling and Servicing Agreement or in the characteristics of the SBA Loans except as contemplated by the PPM or as described in such certificates, (ii) the representations and warranties of the Company set forth herein and in the Placement Agreement are true and correct as of the Closing Date, as though such representations and warranties had been made on and as of such date,
         (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Pooling and Servicing Agreement, at or prior to the Closing Date,
         (iv) the representations and warranties of the Company in the Pooling and Servicing Agreement are true and correct, as of the Closing Date, as though such representations and warranties had been made on and as of such date, and (v) nothing has come to the attention of such officer that would lead such officer to believe that the PPM, and any amendment thereof or supplement thereto, as of its date and as of the Closing Date, or any Additional Offering Document (as defined in the Placement Agreement) contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) The Class A and Class B Certificates shall have been rated "Aaa" and "A1," respectively, by Moody's Investors Service Inc.
         ("Moody's"); such rating shall not have been rescinded and no public announcement shall have been made by Moody's that the ratings of the Class A or Class B Certificates have been placed under review.

                  (d) The Company shall have furnished to the Initial Purchaser evidence (which may be in the form of an opinion of counsel) satisfactory to the Initial Purchaser that the Company is licensed, qualified and in good standing in each state where an SBA Loan was made if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, to originate the SBA Loans and to perform its obligations hereunder and under the Pooling and Servicing Agreement and the Placement Agreement.

                  (e) The Initial Purchaser shall have received an opinion, dated the Closing Date, of Counsel to the SBA, substantially in the form attached hereto as Exhibit A.

                  (f) On the date of the PPM, Deloitte & Touche shall have furnished to the Initial Purchaser an "agreed upon procedures" letter, dated the date of delivery thereof, in form and substance satisfactory to the Initial Purchaser, with respect to certain financial and statistical information contained in the PPM.

                  (g) The Company shall have furnished to the Initial Purchaser an opinion, dated the Closing Date, of Winston & Strawn, counsel to the Trustee, substantially in the form attached hereto as Exhibit B.

                  (h) The Initial Purchaser shall have received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Initial Purchaser, with respect to certain federal tax matters and certain matters arising under New York law, attached hereto as Exhibit C.

                  (i) The Initial Purchaser shall have received opinions of Alan Rabkin, Esq., counsel to the Company, substantially in the forms attached hereto as Exhibits D and E.

                  (j) The Initial Purchaser shall have received from the Trustee a certificate signed by one or more duly authorized officers of the Trustee, dated the Closing Date, in customary form.

                  (k) On or prior to the Closing Date the Company shall have furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser shall reasonably request.

                  (1) The Company shall have furnished to the Initial Purchaser and its counsel such further information, certificates and documents as the Initial Purchaser and its counsel may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser and its counsel.

         If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser, this Agreement and all of the Initial Purchaser's obligations hereunder may be canceled by the Initial Purchaser at or prior to delivery of and payment for the Certificates. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

         Section 8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, by notice given to the Company prior to delivery of and payment for the Certificates, if prior to such time (i) trading in securities generally in the New York Stock Exchange shall have been suspended or materially limited or any setting of minimum prices for trading on such exchange has occurred, (ii) there has been, since the respective dates as of which information is given in the PPM, any material adverse change in the condition, financial or otherwise, or in the properties (including, without limitation, the SBA Loans) or the earnings, business affairs or business prospects of the Company considered as one enterprise, whether or not arising in the ordinary course of business; (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crises the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Initial Purchaser, impracticable or inadvisable to market the Certificates on the terms and in the manner contemplated by the PPM as amended or supplemented.


         Section 9. Severability Clause. Any part, provision, representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         Section 10. Notices. All communications hereunder will be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, and effective only upon receipt and if sent to the Initial Purchaser, will be delivered to Prudential Securities Incorporated, One New York Plaza, New York, New York, 10292, Attention: General Counsel (with a copy to the Asset Finance Group); or if sent to the Company, will be delivered at SierraWest Bank, P.O. Box 61000, 10181 Truckee Airport Road, Road, California 96160, Attention: Chief Financial Officer.

         Section 11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and its officers and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser, the Company or any of the controlling persons referred to in Section 7 of the Placement Agreement, and will survive delivery of and payment for the Certificates.

         Section 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 of the Placement Agreement and their respective successors and assigns, and, except as specifically set forth herein, no other person will have any right or obligation hereunder.

         Section 13. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS.

         Section 14. Counterparts. Etc. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof other than the Placement Agreement between the Initial Purchaser and the Company. In the event of any conflict between the terms of this Agreement and the terms of the Placement Agreement, the terms of this Agreement shall govern. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Initial Purchaser.

                                            Very truly yours,

                                            SIERRAWEST BANK


                                            By:     /s/ William H. McGaughey
                                                    Name: William H. McGaughey
                                                    Title: Senior Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PRUDENTIAL SECURITIES INCORPORATED



By:      /s/ Len Blum
         Name: Len Blum
         Title: Manageing Director


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